UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Income Funds

For investors seeking attractive income and portfolio diversification potential.

Semi-Annual Report

December 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Core Bond Fund	FAFIX	FFIBX	FFAIX	FFISX	FFIIX
Nuveen Global Total Return Bond Fund	NGTAX	—	NGTCX	NGTRX	NGTIX
Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	FANSX	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	—	FCIPX	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	—	FYGCX	FYGRX	FYGYX
Nuveen Intermediate Term Bond Fund	FAIIX	—	NTIBX	—	FINIX
Nuveen Short Term Bond Fund	FALTX	—	FBSCX	—	FLTIX
Nuveen Total Return Bond Fund	FCDDX	FCBBX	FCBCX	FABSX	FCBYX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 22, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, an affiliate of Nuveen Investments. Here the various portfolio management teams for the Funds examine key investment strategies and the Funds’ performance during the six months ending December 31, 2011. These management teams include:

Nuveen Core Bond Fund

Chris Neuharth, CFA, who has 31 years of investment experience, has managed the Fund since 2006. Timothy Palmer, CFA, with 26 years of investment experience, Wan-Chong Kung, CFA, with 28 years of financial experience, and Jeffrey Ebert, with 21 years of financial experience, have been part of the management team for the Fund since 2003, 2001, and 2005, respectively.

Nuveen Global Total Return Bond Fund

Timothy Palmer, CFA, with 26 years of investment experience, and Steve Lee, CFA, with 12 years of investment experience, have managed the Fund since its inception on December 2, 2011.

Nuveen High Income Bond Fund

John Fruit, CFA, who has 24 years of investment experience, has managed the Fund since 2006. Jeffrey Schmitz, CFA, with 25 years of investment experience, has been part of the management team for the Fund since 2008.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, who has 28 years of investment experience, has managed the Fund since its inception in 2004. Chad Kemper, with 13 years of investment experience, joined the Fund as a co-portfolio manager in October 2010.

Nuveen Intermediate Government Bond Fund

Wan-Chong Kung, CFA, who has 28 years of investment experience, has managed the Fund since 2002. Chris Neuharth, CFA, with 31 years of investment experience, and Jason O’Brien, CFA, with 19 years of investment experience, have been on the Fund’s management team since 2009.

Nuveen Intermediate Term Bond Fund

Wan-Chong Kung, CFA, who has 28 years of financial experience, has managed the Fund since 2002 and Jeffrey Ebert, with 21 years of financial experience, since 2000.

Nuveen Investments	5

Nuveen Short Term Bond Fund

Chris Neuharth, CFA, who has 31 years of investment experience, has been a co-portfolio manager of the Fund since 2004. Peter Agrimson, CFA, with seven years of investment experience, joined the Fund as a co-portfolio manager on January 1, 2011.

Nuveen Total Return Bond Fund

Timothy Palmer, CFA, with 26 years of investment experience, has been the lead manager of the Fund since 2005. Jeffrey Ebert, who has 21 years of investment experience, has been on the management team since 2000. Marie Newcome, CFA, with 20 years of investment experience, joined the Fund as a co-portfolio manager in 2011.

How did the Funds perform during the six-month period ended December 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year, five-year, ten-year and/or since inception periods ending December 31, 2011. Each Fund’s Class A Share total returns are compared with the performance of the appropriate Barclays Capital bond index and Lipper peer fund average.

What strategies were used to manage the Funds during the six-month reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. All of the Fund management teams used a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Going into the reporting period, we were generally comfortable with each Fund’s positioning and saw little need to make large-scale shifts to weightings. The Funds also invested in various derivative instruments during this reporting period. These activities are discussed in more detail on page 16.

Nuveen Core Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays Capital Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Classification Average for the six-month period. Our macro expectation of ongoing global expansion and limited financial contagion from Europe, which prompted us to position the Fund with an underweight to U.S. Treasuries and overweights to non-government bonds, was challenged in the second half of 2011 and was the primary driver of the Fund’s underperformance. Because we believed that the domestic economy would continue to expand modestly and that corporate earnings and balance sheets would remain strong, we maintained the Fund’s overweight to corporate bonds, with a specific emphasis on financial companies and lower rated investment-grade issuers. As the situation with European sovereign debt deteriorated in late summer, investors sought the

6	Nuveen Investments

safety of U.S. Treasury securities and the market segments that we were emphasizing in the Fund underperformed by fairly wide margins. This resulted in Fund performance that lagged both the benchmark and many peers.

Given that our fundamental view on strong bottom-up credit metrics remained largely intact, we deliberately took advantage of opportunities to add about 5% to our investment-grade corporate exposure, which we funded by trading out of other investment-grade sectors. As time wore on, our conviction that policymakers would be supportive of Europe’s financial system was rewarded with the announcement of several coordinated central bank policy responses late in 2011, which provided a boost to risk assets.

Looking ahead, while there is no immediate fix for the structural problems faced by many eurozone countries, we believe that the combination of providing liquidity to the banking sector, long-term fiscal reform and movement toward fiscal integration will continue to slowly remove “tail risk” fears from the markets. We expect non-U.S. growth will remain choppy, with Europe likely in a recession but, more importantly, China and other emerging economies expanding. We expect the U.S. economy to muddle through with growth likely tapering in early 2012 as fiscal stimulus fades and business spending declines with tax incentives expiring. Job creation has been encouraging and should be supportive of moderate consumer spending.

We think the risk premiums on non-government securities are very attractive given compelling fundamentals and favorable long-term technicals. While volatility for credit sectors will likely remain high, we think investors are being well compensated for this risk and we expect to maintain the Fund’s overweight in this area. Although we are eager to become defensive with our interest rate strategy, the Fund’s duration has been mostly in line with the benchmark. This was done primarily out of respect for ongoing policy accommodation, positioning for periodic risk flares that cause flights to quality, and currently supportive technical factors.

Nuveen Global Total Return Bond Fund

The Fund’s Class A Shares at net asset value underperformed the Barclays Capital Global Aggregate Unhedged Bond Index and the Lipper Global Income Funds Classification Average over the brief period from the Fund’s inception on December 2, 2011, through December 31, 2011.

The Fund was launched and became fully invested during this abbreviated reporting period. The objective of the Fund is to seek total return by investing in a diversified portfolio of securities, of which at least 80% are domestic and international bonds, with a minimum of 40% of the Fund’s net assets in non-U.S. domiciled issuers. Up to 30% of the Fund’s net assets may be invested in securities rated below investment grade at the time of purchase.

During the Fund’s initial invest up, we selected fixed-income securities using an investment process that focused on the fundamental research of our investment team. We also implemented strategies designed to benefit from our expectation of moderate economic growth globally.

During the period, economic data continued to show improvement in the United States and major emerging markets. Central banks around the world continued to provide and expand monetary accommodation and financial liquidity remained high, despite reduced

Nuveen Investments	7

market trading liquidity into year end. While Europe continued to work haltingly toward addressing fiscal imbalances, the European Central Bank provided meaningful new liquidity support measures intended to stabilize bank funding conditions.

We positioned the Fund to benefit from improving economic growth and positive credit conditions. The Fund had exposure to a broad range of markets and had an overweight in growth-oriented currencies such as the Canadian dollar, Australian dollar and Mexican peso, and an underweight in the euro, Japanese yen and U.S. dollar. Interest rate exposure was modestly less than that of the Barclays Capital benchmark index. From a sector standpoint, key overweights were investment-grade and high-yield corporate securities. The Fund has an underweight stance in government securities from large markets such as the United States, Japan and peripheral Europe, in favor of higher real interest rate markets and non-government sectors broadly.

Going forward, we expect to continue to actively position the Fund based on our fundamental economic research, global market outlook, and country and sector-specific bottom-up research.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays Capital High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the six-month period. The Fund’s relative underperformance was predominately a function of its higher allocation to higher risk and higher yielding securities compared to its peers and to the benchmark. In a period where the macro environment and developments in the European sovereign crisis were the primary drivers of risk appetites, investors generally were rewarded for more conservative portfolio positioning, as opposed to trying to differentiate between individual credits. While the Fund suffered very little in the way of credit losses or deterioration, simply having allocations to less liquid areas of the market — such as emerging market debt, financial hybrids and CCC-rated securities — detracted from performance. Our investment thesis has been to overweight these less liquid but higher yielding securities on the baseline view of slow-to-steady Gross Domestic Product (GDP) growth accompanied by sound corporate fundamentals and declining default risks. While the market volatility seen early in the third quarter of 2011 compromised this strategy to some degree, our underlying assumptions essentially have not changed. We believe that sticking to our strategy will be rewarded once global macro risks start to recede. The yield advantage of moving from BB-rated securities to single B-rated securities at the end of 2011 was 230 basis points and to CCC-rated securities was 755 basis points, according to analysis from Citigroup. These spread differentials moved wider during the period as investors focused on higher quality assets.

We maintained the Fund’s roughly 9% allocation to emerging market (EM) corporate securities, and while fears of a global recession had a negative effect on the pricing of many of these issues, underlying credit quality and fundamentals remained robust. Therefore, we were able to add to some of these holdings at attractive yields as the worst of the credit conditions surfaced early in the fourth quarter. We believe projected default rates in EM regions, similar to domestic high-yield credit, may remain very well behaved over the course of 2012. As a result, we still take a constructive view toward this segment of the market.

8	Nuveen Investments

The Fund had an allocation to out-of-index holdings of approximately 8% at the end of the reporting period. Much of this allocation was in preferred securities, but also included small allocations to closed-end funds, convertible bonds and high-yielding equities. Financial preferred securities tended to lag the performance of high-yield bonds as the contagion effect from the European banking sector kept a lid on valuations. We anticipate these out-of-index holdings will be a positive contributor if and when interest rates begin to head up, because these securities will demonstrate less interest rate sensitivity than most high-yield bonds, but especially compared to higher quality fixed-income instruments. In the interim, they are a mainstream fixed-income alternative that adds diversification to the Fund’s portfolio.

From a sector standpoint, we continued to overweight securities in oil services as that area benefited from strong energy prices as well as robust drilling activity both domestically and internationally. We added to holdings within the homebuilding and building products industries, which were among the best performers in the fourth quarter of 2011. Despite the well-known challenges these markets have faced since the housing downturn began, the current level of valuations appears attractive if recent data on existing home sales and residential construction are more than simply short-term blips. We added to holdings in the energy, health care and wireless sectors and maintained an overweight to the metals and mining sector. While near-term concerns over China’s growth have garnered much attention, we believe the long-term supply/demand dynamics of most base metals should underpin the credit quality of many of the metals and mining credits that we follow. Within the financial sector, many of the issuers were new entrants into the high-yield universe coming out of the financial crisis and did well as balance sheets were repaired in the banking and insurance sectors.

Fund flows into the high-yield asset class, which had been brisk during the first part of 2011, reversed course to $10.1 billion in outflows from June to mid-September and then back to net inflows of $12.7 billion in the final 15 weeks of the year. The last three months of 2011, alternated between risk on and risk off, as a strong October was followed by a weak November and then a strong December. Market volatility finally began to subside in the final few weeks of the year, albeit on very light volumes. Macro volatility caused the market to trade in a wide range, as the option adjusted spread’s intra-year high of 867 basis points reached on October 4 was more than double the low of 426 basis points from February 8. The trailing twelve-month U.S. speculative grade default rate continued to move downward all year, falling to 1.99% in November, the first sub-2% figure since early 2008. However, default activity picked up in the fourth quarter, and ratings migration momentum has started to swing decidedly downward, suggesting that default rates could soon begin to rise. While some caution is warranted as we await better clarity about developments in Europe, we think any rise in the default rate will remain fairly well contained. All things considered, we think it should prove to be a good environment to focus on individual credit selection by choosing issues that have the wherewithal to survive a slower growth economy and that offer an attractive risk/reward trade-off. We believe that our philosophy of diversifying among not only individual bonds, but also among a variety of asset classes, will assist in providing competitive risk-adjusted returns even if volatile financial market conditions persist in the near term.

Nuveen Investments	9

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper Treasury Inflation Protected Securities Funds Classification Average but fell short of the Barclays Capital U.S. TIPS Index for the six-month period. This period was marked by two dramatically different investment environments. In the first three months, fixed-income markets experienced a massive flight to quality, driven by the lack of a credible solution to the European debt crisis, months of Congressional debate about the U.S. debt ceiling and slowing global growth readings. Investors flocked to U.S. Treasury securities and rates plummeted as the market priced in weaker growth and future policy responses. Nominal U.S. Treasuries outperformed all other fixed-income asset classes in this environment. Meanwhile, a combination of weaker economic growth data and falling energy prices caused lower inflation expectations as the market anticipated a downturn in the Consumer Price Index (CPI). U.S. Treasury inflation-protected securities (TIPS) fell short of nominal Treasuries, but outperformed other non-government fixed-income securities. Riskier assets endured their worst three-month performance since the liquidity crisis of late 2008 with high-yield and investment-grade corporate securities significantly underperforming U.S. Treasuries, particularly corporate securities in the financial sector.

During this “risk off” environment, the Fund performed in line with its Barclays Capital benchmark and outperformed its peers. Our underweight allocation to TIPS aided performance as this segment fell short of nominal U.S. Treasuries. In addition, the Fund benefited from our relative allocations along the TIPS yield curve, specifically underweights to the front end and the five-year segment. The shortest maturities and five-year bonds were the worst performers on the TIPS curve. However, performance was hindered by the Fund’s approximately 10% allocation to non-U.S. Treasury spread sectors, which underperformed TIPS. These sectors included high yield, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), mortgage-backed securities (MBS), investment-grade corporate securities, non-dollar-denominated bonds and emerging market debt. An underweight position in the longest maturity TIPS also negatively impacted performance as the flattening yield curve caused their valuations to increase the most.

In the second half of the period, a combination of improved economic indicators and stabilization in Europe assuaged investors’ worst-case fears, causing a strong rally in the equity markets and paving the way for a contraction in fixed-income risk premiums. In the U.S. Treasury market, rates moved slightly lower during the quarter on a flight to safety away from European risk, even as U.S. economic data surprised to the upside. Riskier assets — particularly high-yield corporates, emerging market (EM) debt and CMBS — outpaced U.S. Treasuries by significant margins. Meanwhile, investor interest returned to the TIPS segment despite very low yields. This renewed interest was likely driven by relatively attractive breakeven spreads (the difference between the yields of nominal U.S. Treasuries and TIPS) and anticipation over an improvement in inflation measurements. However, market speculation increased regarding the prospects of another round of easing by the Federal Reserve, which could potentially increase inflation expectations.

In this environment, the Fund continued to outpace its Lipper peer group, but underperformed the Barclays Capital benchmark. Performance versus its peers was

10	Nuveen Investments

enhanced by our allocation to non-U.S. Treasury spread sectors, which produced positive excess returns. Beneficial weightings included approximately 3% in high-yield corporate securities and 5% in CMBS, the two top-performing domestic fixed-income sectors during the second half of the reporting period. However, the Fund underperformed the Barclays Capital benchmark due to our relative allocations along the TIPS yield curve. The tactical duration moves we made during the six-month period, which changed the Fund’s sensitivity to interest rates, offset each other and did not have a meaningful impact on performance.

During the period, we covered some of the Fund’s underweight position in intermediate maturity TIPS. We also added to the Fund’s weightings in 30-year maturities in both TIPS and nominal U.S. Treasuries as a way to benefit from the flatter yield curve. By the end of the reporting period, the Fund’s TIPS position had increased by approximately 2% of net assets. We expect to see better support for the TIPS segment in the months ahead with the return of investor interest and a potential increase in inflation expectations given the recent rise in gasoline prices. During periods of market weakness, we took advantage of the lower valuations and increased exposure to the high-yield segment by slightly less than 2%. In addition, we modestly reduced the Fund’s CMBS allocation by about 1% as we tried to be cautious with the Fund’s risk allocation, given the negative overall risk environment.

Going forward, we plan to continue increasing the Fund’s TIPS allocation, with a focus on short and intermediate maturities on the yield curve. Also, we are looking for opportunities to increase the Fund’s allocation to riskier assets, given their attractive valuations and supportive fundamentals. However, we recognize that market volatility will likely challenge this positioning periodically and will cause us to take a more tactical approach to our non-U.S. Treasury spread allocations. The Fund’s duration is currently positioned close to neutral, but we intend to continue being very tactical in our positioning.

Nuveen Intermediate Government Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays Capital Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Classification Average for the six-month period. As we entered the reporting period, we had positioned the Fund for a gradual economic recovery with a corresponding view that the fundamental and technical environment for non-U.S. Treasury securities would continue to support their valuations. In addition, we believed that European policymakers were making positive steps toward resolving the region’s sovereign debt crisis. However, fixed-income markets experienced a massive flight to quality in August and September sparked by the convergence of a number of negative factors, including a deterioration of progress in Europe, fears of a global growth slowdown and months of U.S. debt ceiling debate. Rates plummeted and U.S. Treasuries rallied, significantly outperforming all other non-government risk assets, which endured their worst performance since the liquidity crisis of late 2008. Although the market environment reversed later in the period as progress was made on the European front and various economic indicators experienced modest improvement, the recovery was not enough to make up for the earlier shortfall.

Nuveen Investments	11

In light of this backdrop, the majority of the Fund’s underperformance versus the benchmark and peer group was driven by our sector weightings. In a reversal from the previous reporting period, the Fund’s underweight to U.S. Treasuries was the main negative contributor as all of the spread sectors underperformed during the second half of 2011. The more influential of our Fund’s sector overweights, commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS), registered excess returns versus U.S. Treasuries.

During the first three months of the period, we increased the Fund’s CMBS weighting by approximately 3% and its asset-backed security (ABS) exposure by about 1.5% during the weakness in those sectors. This helped offset some of the negative performance as the environment turned positive for CMBS and ABS in the final few months. If the stronger performance for spread sectors continues in 2012, we will look for opportunities to sell out of some of the Fund’s positions into this market strength.

We made several tactical yield curve positioning and duration moves during the period, in order to change the Fund’s sensitivity to interest rates. Those trades proved to be slight detractors to the Fund’s performance during the six-month period as well. With the situation in Europe being far from over, we will stay cautious with the Fund’s duration and yield curve positioning for the time being. However, given the better economic numbers of late and the low level nominal interest rates, we are not looking to be too long versus our benchmark either.

Nuveen Intermediate Term Bond Fund

The Fund’s Class A Shares at net asset value (NAV) fell short of the Barclays Capital Intermediate Government/Credit Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Classification Average for the six-month period. Going into the reporting period, we had positioned the Fund for a continued global economic expansion. Second-quarter corporate earnings were strong, domestic credit fundamentals appeared supportive and corporate bond valuations were attractive. Also, European policymakers seemed to be moving toward a coordinated solution to their sovereign debt situation. However in late summer and into the fall, the fixed-income markets experienced a massive flight to quality, which was fueled by the lack of progress toward a credible solution in Europe, fears of a global growth slowdown and months of political wrangling about the U.S. debt ceiling. As the market priced in weaker growth and future policy responses, rates plummeted and U.S. Treasuries rallied. Consequently, U.S. Treasuries significantly outperformed all other non-government risk assets, which endured their worst performance since the liquidity crisis of late 2008. Later in the reporting period, progress on the European front combined with modest improvement in various economic indicators drove a contraction in fixed-income risk premiums. While fixed-income risk assets outpaced U.S. Treasuries by significant margins in the final months of 2011, the recovery was not enough to make up for the earlier shortfall.

In light of this backdrop, the Fund’s underperformance versus the Barclays Capital benchmark was mainly driven by our sector positioning, specifically overweights to risk assets such as commercial mortgage-backed securities (CMBS), investment-grade corporate bonds and mortgage-backed securities (MBS). At the same time, the Fund’s

12	Nuveen Investments

underweight position in U.S. Treasuries also hurt performance. Excess returns for nearly all risk assets were negative for the overall six-month period ending December 31, 2011.

Although our Fund’s performance suffered from forces external to our markets, we continued to believe that positive bottom-up fundamentals and strong sector-specific technicals would return to the forefront over the long run. We based this view on our outlook for continued modest economic growth and improvements in labor conditions and consumer sentiment over the course of 2012.

Given the move down in the prices of risk assets during the period, particularly investment-grade corporate securities, we changed the size and mix of the Fund’s allocation to these bonds. We added to the Fund’s weighting in investment-grade corporate securities over the period, raising that allocation by nearly 4%. Within the investment-grade sector, we found opportunities in commodity based credits that should benefit from reasonably strong global growth. We also added securities issued by the highest quality, large U.S. banks in the senior part of their capital structures after watching valuations get stretched beyond recession-like levels. We maintained a significant overweight to investment-grade credit as we continued to believe it to be the greatest opportunity to add value.

After seeing valuations in asset-backed securities (ABS), CMBS and MBS hold up better relative to corporate bonds during the period, we pared back the Fund’s positions in those sectors by a combined 7%. In addition, we recognized that the risk of a further deterioration in the sovereign and bank funding crises emanating from Europe was still a possibility; therefore, we increased the Fund’s U.S. Treasury holdings by almost 7%, while still remaining underweight versus the benchmark.

Our duration policy, which indicates the Fund’s sensitivity to interest rate changes, was close to neutral compared to its benchmark throughout most of the period. Therefore, it was not a major factor in the Fund’s performance. With rates at extremely low levels, we anticipate becoming more defensive with the Fund’s interest rate strategy going forward. However, we’ll need to have more conviction about the durability of the domestic recovery and see some progress toward reducing global fiscal uncertainty before shortening the Fund’s duration.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays Capital 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Classification Average for the six-month period. We positioned the Fund for ongoing global expansion, with the view that the European sovereign situation would be more quickly addressed by coordinated policy efforts. With domestic bottom-up credit fundamentals very supportive and valuations on corporate bonds at attractive levels in mid-2011, we viewed the long-term risk/reward for both high-grade and high-yield corporate bonds as quite compelling. Therefore, the Fund entered the reporting period with overweight positions in both investment-grade and noninvestment-grade corporate bonds. Consistent with our view of an expanding global economy and very low U.S. Treasury rates, the Fund held an underweight position relative to government-backed securities and maintained exposure to sectors such as higher quality commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

Nuveen Investments	13

As the situation with European sovereign debt deteriorated in late summer, this positioning proved challenging as investors sought the safety of U.S. Treasury securities. The market segments that we were emphasizing in the Fund underperformed government bonds, resulting in performance that lagged both the benchmark and many peers over the summer months. However, our conviction in our macro views was rewarded in the final months of the year. Market fears about global recession and financial system contagion were soothed as economic data proved to be much better than expected and several coordinated central bank policy responses designed to support European financial liquidity were implemented. These were catalysts for a recovery in risk asset pricing, resulting in a strong recovery for the Fund in the final months of the year.

In response to the heightened volatility of the summer months, we took a cautious approach toward managing risk in the portfolio. We gradually added to the Fund’s investment-grade corporate holdings as the reporting period wore on, with offsetting reductions to ABS and CMBS, sectors which held their value much better than corporate securities. Heading into 2012, our fundamental view on strong bottom-up credit metrics remained largely intact and we expect to maintain a significant emphasis on the corporate sector in the Fund.

While there is no immediate fix for the structural problems faced by many eurozone countries, we believe the combination of providing liquidity to the banking sector, long-term fiscal reform and movement toward fiscal integration will continue to slowly remove “tail risk” fears from the markets. Non-U.S. growth will remain choppy, with Europe likely in a recession but, more importantly, China and other emerging economies expanding.

We expect the U.S. economy to muddle through with growth likely tapering in early 2012 as fiscal stimulus fades and business spending declines with tax incentives expiring. Job creation has been encouraging and should be supportive of moderate consumer spending. Risk premiums on non-government securities are very attractive given compelling fundamentals and favorable long-term technicals. Our interest rate strategy is currently defensive relative to the benchmark, simply due to the extremely unattractive rate levels at the short end of the curve.

Nuveen Total Return Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays Capital Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Classification Average for the six-month period. The Fund’s positioning for an improvement in global financial market conditions hindered results during the first half of the semi-annual reporting period, but helped in the second half. However, the Fund’s recovery in the latter months was not enough to make up for the earlier shortfall, leading to the Fund’s underperformance for the period.

Heading into the period, we positioned the Fund for an ongoing economic expansion as second-quarter corporate earnings were strong, credit metrics across the investment-grade and high-yield sectors remained fundamentally supportive and capital, liquidity and credit trends at financials continued to be constructive. However, fixed-income markets experienced a massive flight to quality in August and September, driven by a lack of a credible solution to the European debt crisis, months of Congressional debate about the

14	Nuveen Investments

U.S. debt ceiling and fears of slowing economic growth. U.S. Treasuries rallied and rates plummeted as the market priced in weaker growth and future policy responses. With this backdrop, in the third quarter non-government fixed-income securities endured their worst three-month performance since the liquidity crisis of late 2008. High-yield and investment-grade corporate securities significantly underperformed U.S. Treasuries with financials performing particularly poorly amid the stresses in Europe. In this so-called “risk off” environment, the Fund underperformed, particularly due to our overweight position in investment-grade corporate securities, with specific emphasis on financials and lower rated, high-grade holdings. The Fund’s substantial overweight in high-yield corporate securities was also detrimental. Additionally, our overweight in foreign bonds and currencies did not prove fruitful in the risk averse environment, despite the strong growth fundamentals, compelling yields and attractive credit profiles of select overseas markets.

In the second half of the period, a combination of improved economic indicators and stabilization in Europe caused a strong rally in the equity markets, paving the way for a contraction in fixed-income risk premiums. Fixed-income risk assets — particularly high-yield corporate securities, but also emerging market (EM) debt and commercial mortgage-backed securities (CMBS) — outpaced U.S. Treasuries by significant margins. In a significant reversal from the previous few months, the Fund benefited from its overweight in investment-grade corporate securities, particularly the previously noted emphasis on lower-rated, investment-grade financial sector holdings. An overweight in high yield and CMBS also added to results as these asset classes were the top two performers. In addition, foreign currency exposure in some of the strongest performing countries such as Canada and Australia proved beneficial. This environment helped the Fund recover some of the underperformance experienced during third-quarter’s global market sell-off.

We maintained the Fund’s overall positioning for an improving economic environment throughout the period; however, we did make smaller scaled shifts that were geared toward improving its profile in response to changing fundamental conditions and significant changes in relative valuations. For example, we modestly lowered exposures to asset-backed securities (ABS), CMBS and high yield holdings by between 1.5% and 0.5% per sector during the period. In the case of CMBS, we reduced our weighting as spreads slowly tightened to levels that no longer appeared compelling relative to corporate securities and MBS. Within high yield, emerging markets and foreign bonds, we used market volatility to reposition the Fund with respect to individual credit and country/currency selection.

During periods of market weakness, we took advantage of the lower valuations and added exposure to the corporate segment, increasing the Fund’s exposure to investment-grade bonds by approximately 4%. We also continued to find relative value opportunities within sectors and rotated corporate holdings (both high-yield and investment grade) into new credits identified through our research process. On the heels of the flight to quality, we moved to further underweight U.S. Treasuries and agencies in the portfolio.

Early in the period, as stress built in the financial markets, we positioned the Fund’s duration closer to neutral versus the benchmark and with more exposure to the long end of the yield curve. Therefore, our duration positioning, which indicates the Fund’s sensitivity to interest rate changes, had a minimal impact on performance.

Nuveen Investments	15

We are encouraged by recent improvements in U.S. economic data and expect global growth to remain on track, supporting risk appetite and valuations in financial markets. While there is no near-term fix for the European debt and banking crisis, ongoing fiscal efforts and the provision of substantial liquidity to the banking system will provide a supporting framework that will gradually reduce financial crisis “tail risk” premiums in the market. The markets are likely to increasingly shift their focus toward strong corporate fundamentals and the improved global economic environment. As a result, even though continued market volatility is likely, we expect credit and other non-government sectors of the market to outperform over reasonable investment horizons.

With this outlook in mind, we continue to overweight investment-grade and high-yield corporate bonds as well as structured assets such as ABS and CMBS. We also remain constructive on select growth-oriented, higher yielding foreign currencies and bonds and see value in emerging market debt. Despite near-term uncertainty and volatility, we believe investors are best served by focusing on the long-term benefits of owning fundamentally sound assets at attractive valuations. As markets stabilize and focus shifts away from global shocks and high asset correlation, we believe individual credit, industry and country/currency selection will exhibit a greater impact on investment performance. In a slow growth global environment, the rising tide will not necessarily lift all boats, so we believe security selection and flexibility will be key.

Despite the historically low interest rates, we will continue to maintain the Fund’s duration positioning near that of its benchmark index, given the Federal Reserve’s ongoing provision of substantial liquidity and low inflationary pressures. Our longer term bias is for moderately higher rates, but future positioning will be dependent on market risk appetite, valuations and the unfolding paths of global growth and policy.

Investments in Derivatives

All of the Funds invested in futures contracts. We used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. For example, to increase the duration of the Fund’s portfolio, a long U.S. Treasury bond or Treasury note futures position would be acquired. To manage currency exposure, the Inflation Protected Securities Fund also entered into foreign currency futures, allowing us to manage each Fund’s foreign currency exposure. For example, to reduce unwanted currency exposure from the Fund’s portfolio, a short foreign currency future would be acquired.

The Core Bond Fund, Global Total Return Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund and Total Return Bond Fund entered into credit default swap contacts to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the Investment Grade or High Yield Bond segment of the market, a long CDX Investment Grade Index swap and CDX High Yield Index swap, respectively, would be acquired. These Funds, with the exception of Global Total Return Bond Fund, also hedged against changes in interest rate spreads by taking a short interest rate swap position.

16	Nuveen Investments

In the Global Total Return Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, and Total Return Bond Fund we utilized forward foreign currency exchange contracts to manage foreign currency exposure. For example, to reduce unwanted currency exposure from the Fund’s portfolio, a short foreign currency forward would be acquired.

In the Global Total Return Bond Fund and Total Return Bond Fund, we purchased futures options on U.S. Treasury Notes as part of an overall portfolio interest rate strategy. For example, call options may be purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to a portfolio.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the funds, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Below investment grade or high yield debt securities such as those held by the Nuveen Core Bond Fund, the Nuveen Global Total Return Bond Fund, the Nuveen High Income Bond Fund, the Nuveen Inflation Protected Securities Fund, the Nuveen Short Term Bond Fund, and the Nuveen Total Return Bond Fund are subject to liquidity risk and heightened credit risk.

Foreign investments such as those held by the Nuveen Core Bond Fund, the Nuveen Global Total Return Bond Fund, the Nuveen Inflation Protected Securities Fund, the Nuveen Intermediate Term Bond Fund, the Nuveen Short Term Bond Fund, and the Nuveen Total Return Bond Fund involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. For the Nuveen Global Total Return Bond Fund and the Nuveen Total Return Bond Fund, these risks are magnified in emerging markets.

For the Nuveen Inflation Protected Securities Fund, the guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the fund shares. The fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Nuveen Investments	17

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18	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.94%	4.65%	5.69%	4.96%
Class A Shares at maximum Offering Price	-2.41%	0.23%	4.77%	4.51%
Barclays Capital Aggregate Bond Index**	4.98%	7.84%	6.50%	5.78%
Lipper Intermediate Investment Grade Debt Funds Classification Average**	3.32%	6.22%	5.57%	5.13%

Class B Shares w/o CDSC	1.46%	3.87%	4.91%	4.17%
Class B Shares w/CDSC	-3.54%	-1.13%	4.74%	4.17%
Class C Shares	1.48%	3.90%	4.91%	4.17%
Class R3 Shares	1.73%	4.40%	5.47%	4.79%
Class I Shares	1.98%	4.92%	5.96%	5.22%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.95%
Class B Shares	1.70%
Class C Shares	1.70%
Class R3 Shares	1.20%
Class I Shares	0.70%

*	Six-month returns are cumulative, all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

20	Nuveen Investments

Fund Performance and Expense Ratios

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Cumulative Total Returns as of December 31, 2011

Cumulative

Since Inception*
Class A Shares at NAV	-0.35%
Class A Shares at maximum Offering Price	-5.10%
Barclays Capital Global Aggregate Unhedged Bond Index**	0.48%
Lipper Global Income Funds Classification Average**	0.53%

Class C Shares	-0.40%
Class R3 Shares	-0.40%
Class I Shares	-0.35%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.18%	1.00%
Class C Shares	1.93%	1.75%
Class R3 Shares	1.43%	1.25%
Class I Shares	0.93%	0.75%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 12/02/11.

**	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-3.71%	0.97%	5.66%	7.29%
Class A Shares at maximum Offering Price	-8.27%	-3.87%	4.64%	6.78%
Barclays Capital High Yield 2% Issuer Capped Index**	-0.02%	4.96%	7.74%	8.96%
Lipper High Current Yield Funds Classification Average**	-1.41%	2.81%	5.10%	6.99%

Class B Shares w/o CDSC	-3.92%	0.39%	4.87%	6.52%
Class B Shares w/CDSC	-8.54%	-4.29%	4.73%	6.52%
Class C Shares	-3.91%	0.40%	4.91%	6.53%
Class R3 Shares	-3.70%	0.93%	5.41%	7.09%
Class I Shares	-3.47%	1.35%	5.92%	7.57%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
Expense Ratios
Class A Shares	1.11%
Class B Shares	1.86%
Class C Shares	1.86%
Class R3 Shares	1.36%
Class I Shares	0.86%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

22	Nuveen Investments

Fund Performance and Expense Ratios

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	7.23%	12.74%	7.42%	5.75%
Class A Shares at maximum Offering Price	2.63%	7.99%	6.49%	5.12%
Barclays Capital U.S. TIPs Index***	7.32%	13.56%	7.95%	6.34%
Lipper Treasury Inflation Protected Securities Funds Classification Average***	5.36%	11.03%	6.67%	5.67%

Class C Shares	6.82%	11.94%	6.61%	4.94%
Class R3 Shares	7.10%	12.42%	7.01%	5.40%
Class I Shares	7.26%	13.02%	7.66%	5.99%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.08%	0.86%
Class C Shares	1.83%	1.61%
Class R3 Shares	1.33%	1.11%
Class I Shares	0.83%	0.61%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10% and 0.60% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 10/01/04.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	2.90%	4.98%	5.34%	3.93%
Class A Shares at maximum Offering Price	-0.15%	1.84%	4.70%	3.59%
Barclays Capital Intermediate Government Bond Index***	3.90%	6.08%	5.86%	4.50%
Lipper Intermediate U.S. Government Funds Classification Average***	4.87%	6.99%	5.74%	4.30%

Class I Shares	2.97%	5.13%	5.49%	4.09%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class C Shares	2.46%	4.18%	3.60%
Class R3 Shares	2.62%	4.63%	4.02%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.07%	0.85%
Class C Shares	1.82%	1.60%
Class R3 Shares	1.32%	1.10%
Class I Shares	0.82%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10% and 0.60% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A and Class I Shares, and for the comparative index and average, are from 10/25/02. Since inception returns for Class C and Class R3 Shares are from 10/28/09.

***	Refer to the Glossary of Terms Used in this Report for definitions.

24	Nuveen Investments

Fund Performance and Expense Ratios

Nuveen Intermediate Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.49%	4.02%	5.50%	4.71%
Class A Shares at maximum Offering Price	-1.52%	0.91%	4.86%	4.39%
Barclays Capital Intermediate Government/Credit Bond Index**	3.25%	5.80%	5.88%	5.20%
Lipper Short-Intermediate Investment Grade Debt Funds Classification Average**	1.60%	3.96%	4.88%	4.36%

Class I Shares	1.65%	4.16%	5.67%	4.86%

	Cumulative
	6-Month	Since Inception***
Class C Shares	1.06%	2.83%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.96%	0.95%
Class C Shares	1.71%	1.70%
Class I Shares	0.71%	0.70%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.95%, 1.70% and 0.70% for Class A, Class C and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns and returns less than one year are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

***	Since inception return for Class C Shares is from 1/18/11.

Nuveen Investments	25

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-1.02%	0.48%	3.40%	3.11%
Class A Shares at maximum Offering Price	-3.23%	-1.78%	2.93%	2.87%
Barclays Capital 1-3 Year Government/Credit Bond Index**	0.53%	1.59%	3.99%	3.63%
Lipper Short Investment Grade Debt Funds Classification Average**	-0.04%	1.26%	3.03%	3.10%

Class I Shares	-1.03%	0.56%	3.54%	3.25%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception***
Class C Shares	-1.53%	-0.46%	1.17%

Cumulative

Since Inception***
Class R3 Shares	0.49%

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.79%
Class C Shares	1.54%
Class R3 Shares	1.04%
Class I Shares	0.54%

*	Six-month returns and returns less than one year are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

***	Since inception return for Class C Shares is from 10/28/09. Since inception return for Class R3 Shares is from 9/23/11.

26	Nuveen Investments

Fund Performance and Expense Ratios

Nuveen Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.10%	3.34%	6.77%	6.01%
Class A Shares at maximum Offering Price	-4.19%	-1.05%	5.86%	5.55%
Barclays Capital Aggregate Bond Index**	4.98%	7.84%	6.50%	5.78%
Lipper Intermediate Investment Grade Debt Funds Classification Average**	3.32%	6.22%	5.57%	5.13%

Class B Shares w/o CDSC	-0.41%	2.51%	5.93%	5.20%
Class B Shares w/CDSC	-5.31%	-2.45%	5.77%	5.20%
Class C Shares	-0.32%	2.52%	5.96%	5.21%
Class R3 Shares	-0.13%	3.03%	6.42%	5.79%
Class I Shares	0.10%	3.55%	7.00%	6.26%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.89%	0.86%
Class B Shares	1.64%	1.61%
Class C Shares	1.64%	1.61%
Class R3 Shares	1.14%	1.11%
Class I Shares	0.64%	0.61%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.84%, 1.59%, 1.59%, 1.09% and 0.59% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	27

Yields (Unaudited) as of December 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.51%	3.37%
Class B Shares	2.91%	2.78%
Class C Shares	2.95%	2.79%
Class R3 Shares	3.44%	3.27%
Class I Shares	3.91%	3.77%

Nuveen Global Total Return Bond Fund

	Dividend Yield(2)	SEC 30-Day Yield
Class A Shares(1)	0.00%	1.07%
Class C Shares	0.00%	0.47%
Class R3 Shares	0.00%	0.91%
Class I Shares	0.00%	1.50%

Nuveen High Income Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	8.07%	8.87%
Class B Shares	7.73%	8.57%
Class C Shares	7.71%	8.57%
Class R3 Shares	8.23%	9.08%
Class I Shares	8.76%	9.59%

Nuveen Inflation Protected Securities Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	14.39%	-2.22%
Class C Shares	11.42%	-3.05%
Class R3 Shares	8.96%	-2.55%
Class I Shares	15.28%	-2.05%

Nuveen Intermediate Government Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	2.07%	1.60%
Class C Shares	1.27%	0.81%
Class R3 Shares	1.80%	1.31%
Class I Shares	2.27%	1.80%

Nuveen Intermediate Term Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	2.95%	2.36%
Class C Shares	2.19%	1.58%
Class I Shares	3.16%	2.57%

28	Nuveen Investments

Yields (Unaudited) (continued) as of December 31, 2011

Nuveen Short Term Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	2.74%	2.45%
Class C Shares	2.01%	1.66%
Class R3 Shares	2.50%	2.16%
Class I Shares	2.99%	2.66%

Nuveen Total Return Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.82%	3.69%
Class B Shares	3.15%	3.11%
Class C Shares	3.16%	3.10%
Class R3 Shares	3.69%	3.61%
Class I Shares	4.17%	4.11%

(1)	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
(2)	The Fund did not declare dividends to shareholders during the period December 2, 2011 (commencement of operations) through December 31, 2011.

Nuveen Investments	29

Holding Summaries (Unaudited) as of December 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Core Bond Fund

Portfolio Credit Quality1

Nuveen Global Total Return Bond Fund

Portfolio Credit Quality4

Portfolio Allocation[2]
Corporate Bonds	36.5%
$25 Par (or similar) Preferred Securities	0.3%
Municipal Bonds	0.6%
U.S. Government and Agency Obligations	3.3%
Asset-Backed and Mortgage-Backed Securities	53.5%
Short-Term Investments	5.8%

Portfolio Allocation[5]
Corporate Bonds	17.1%
Convertible Bonds	0.1%
U.S. Government and Agency Obligations	6.0%
Asset-Backed and Mortgage-Backed Securities	12.7%
Sovereign Debt	45.2%
Short-Term Investments	18.9%

Country Allocation[5]
United States	50.0%
United Kingdom	10.0%
Mexico	5.2%
Germany	4.8%
Canada	4.2%
Australia	3.7%
Turkey	3.2%
Other	18.9%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	12.3%
Insurance	9.2%
Diversified Financial Services	8.5%
Commercial Banks	7.9%
Metals & Mining	7.7%
Capital Markets	7.3%
Media	6.1%
Energy Equipment & Services	5.5%
Diversified Telecommunication Services	5.3%
Consumer Finance	3.4%
Electric Utilities	3.2%
Chemicals	2.6%
Airlines	1.8%
Other	19.2%

Corporate Debt: Industries[3]
Diversified Financial Services	17.1%
Oil, Gas & Consumable Fuels	11.7%
Capital Markets	9.4%
Metals & Mining	8.1%
Media	7.4%
Insurance	5.2%
Hotels, Restaurants & Leisure	4.2%
Diversified Telecommunication Services	3.8%
Food Products	3.2%
Real Estate Management & Development	3.1%
Chemicals	2.8%
Real Estate Investment Trust	2.5%
Consumer Finance	2.1%
Other	19.4%

1	As a percentage of total investments (excluding money market funds, investments in derivatives and investments purchased with collateral from securities lending) as of December 31, 2011. Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending) as of December 31, 2011. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of December 31, 2011. Corporate debt holdings include corporate bonds (high-yield investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the fund at the end of the reporting period. Holdings are subject to change.

4	As a percentage of total investments (excluding money market funds and investments in derivatives) as of December 31, 2011. Holdings are subject to change.

5	As a percentage of total investments (excluding investments in derivatives) as of December 31, 2011. Holdings are subject to change.

30	Nuveen Investments

Nuveen High Income Bond Fund

Portfolio Credit Quality1

Nuveen Inflation Protected Securities Fund

Portfolio Credit Quality4

Portfolio Allocation[2]
Common Stock	1.1%
Exchange-Traded Funds	0.3%
Corporate Bonds	90.9%
Convertible Preferred Securities	0.5%
$25 Par (or similar) Preferred Securities	4.8%
U.S. Government and Agency Obligations	0.2%
Asset-Backed and Mortgage-Backed Securities[5]	—%
Investment Companies	1.0%
Sovereign Debt	0.8%
Warrants[5]	—%
Short-Term Investments	0.4%

Portfolio Allocation[2]
Exchange-Traded Funds[5]	—%
Corporate Bonds	2.5%
Convertible Preferred Securities	0.1%
$25 Par (or similar) Preferred Securities	0.1%
Municipal Bonds	0.4%
U.S. Government and Agency Obligations	89.2%
Asset-Backed and Mortgage-Backed Securities	5.4%
Investment Companies	0.1%
Sovereign Debt	0.6%
Short-Term Investments	1.6%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	14.9%
Metals & Mining	7.9%
Media	6.1%
Hotels, Restaurants & Leisure	4.7%
Health Care Equipment & Supplies	4.6%
Food Products	3.5%
Wireless Telecommunication Services	3.4%
Energy Equipment & Services	3.4%
Diversified Telecommunication Services	3.4%
Real Estate Management & Development	2.8%
Chemicals	2.6%
Airlines	2.4%
Paper & Forest Products	2.3%
Containers & Packaging	2.3%
Building Products	2.3%
Electric Utilities	2.2%
Commercial Services & Supplies	2.2%
Capital Markets	2.2%
Insurance	1.8%
Independent Power Producers & Energy Traders	1.8%
Household Durables	1.7%
IT Services	1.7%
Other	19.8%

Corporate Debt: Industries[3]
Metals & Mining	22.0%
Oil, Gas & Consumable Fuels	14.4%
Insurance	12.9%
Electric Utilities	7.5%
Energy Equipment & Services	7.4%
Independent Power Producers & Energy Traders	5.6%
Health Care Providers & Services	4.9%
Chemicals	3.7%
Food Products	3.3%
Other	18.3%

1	As a percentage of total investments (excluding common stocks, exchange-traded funds, investment companies, money market funds, investments in derivatives, investments purchased with collateral from securities lending and warrants) as of December 31, 2011. Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending) as of December 31, 2011. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of December 31, 2011. Corporate debt holdings include corporate bonds (high-yield investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the fund at the end of the reporting period. Holdings are subject to change.

4	As a percentage of total investments (excluding exchange-traded funds, investment companies, money market funds, investments in derivatives and investments purchased with collateral from securities lending) as of December 31, 2011. Holdings are subject to change.

5	Rounds to less than 0.1%.

Nuveen Investments	31

Holding Summaries (Unaudited) (continued) as of December 31, 2011

Nuveen Intermediate Government Bond Fund

Portfolio Credit Quality1

Nuveen Intermediate Term Bond Fund

Portfolio Credit Quality1

Nuveen Short Term Bond Fund

Portfolio Credit Quality1

Portfolio Allocation[2]
U.S. Government and Agency Obligations	45.3%
Asset-Backed and Mortgage-Backed Securities	51.8%
Short-Term Investments	2.9%

Portfolio Allocation[2]
Corporate Bonds	47.8%
Municipal Bonds	1.0%
U.S. Government and Agency Obligations	13.7%
Asset-Backed and Mortgage-Backed Securities	34.4%
Sovereign Debt	0.2%
Short-Term Investments	2.9%

Portfolio Allocation[2]
Corporate Bonds	43.1%
Municipal Bonds	3.5%
U.S. Government and Agency Obligations	2.0%
Asset-Backed and Mortgage-Backed Securities	39.6%
Sovereign Debt	2.0%
Short-Term Investments	9.8%

Corporate Debt: Industries[3]
Diversified Financial Services	13.2%
Insurance	11.6%
Commercial Banks	9.7%
Media	9.7%
Capital Markets	7.6%
Oil, Gas & Consumable Fuels	6.4%
Metals & Mining	5.7%
Diversified Telecommunication Services	3.8%
Consumer Finance	3.8%
Food Products	3.2%
Energy Equipment & Services	2.8%
Tobacco	2.3%
Pharmaceuticals	1.9%
Other	18.3%

Corporate Debt: Industries[3]
Commercial Banks	16.6%
Diversified Financial Services	12.9%
Capital Markets	9.5%
Oil, Gas & Consumable Fuels	8.2%
Insurance	5.4%
Diversified Telecommunication Services	4.4%
Consumer Finance	3.9%
Metals & Mining	3.4%
Media	3.0%
Real Estate Investment Trust	3.0%
Chemicals	2.8%
Airlines	2.4%
Pharmaceuticals	2.3%
Energy Equipment & Services	1.8%
Wireless Telecommunication Services	1.7%
Other	18.7%

1	As a percentage of total investments (excluding money market funds, investments in derivatives and investments purchased with collateral from securities lending) as of December 31, 2011. Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending) as of December 31, 2011. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of December 31, 2011. Corporate debt holdings include corporate bonds (high-yield investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the fund at the end of the reporting period. Holdings are subject to change.

32	Nuveen Investments

Nuveen Total Return Bond Fund

Portfolio Credit Quality1

Portfolio Allocation[2]
Common Stock[4]	—%
Corporate Bonds	46.5%
Convertible Preferred Securities	0.1%
$25 Par (or similar) Preferred Securities	0.9%
Municipal Bonds	0.6%
U.S. Government and Agency Obligations	0.2%
Asset-Backed and Mortgage-Backed Securities	37.4%
Sovereign Debt	2.6%
Investment Companies	0.2%
Short-Term Investments	11.5%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	10.4%
Metals & Mining	9.9%
Diversified Financial Services	8.8%
Insurance	8.2%
Media	6.8%
Capital Markets	6.7%
Commercial Banks	5.0%
Diversified Telecommunication Services	4.0%
Pharmaceuticals	3.5%
Airlines	3.0%
Electric Utilities	2.9%
Chemicals	2.8%
Energy Equipment & Services	2.4%
Tobacco	2.3%
Health Care Equipment & Supplies	1.9%
Consumer Finance	1.8%
Other	19.6%

1	As a percentage of total investments (excluding common stock, investment companies, money market funds, investments in derivatives and investments purchased with collateral from securities lending) as of December 31, 2011. Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending) as of December 31, 2011. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of December 31, 2011. Corporate debt holdings include corporate bonds (high-yield investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the fund at the end of the reporting period. Holdings are subject to change.

4	Rounds to less than 0.1%.

Nuveen Investments	33

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen Global Total Return Bond Fund reflect only 30 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses. Since the expense examples for Class R3 Shares of Nuveen Short Term Bond Fund reflect only the first 100 days of the Class’s operations they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,019.40	$1,014.60	$1,014.80	$1,017.30	$1,019.80	$1,020.42	$1,016.64	$1,016.64	$1,019.16	$1,021.68
Expenses Incurred During Period	$4.82	$8.61	$8.61	$6.08	$3.55	$4.84	$8.64	$8.64	$6.11	$3.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .95%, 1.70%, 1.70%, 1.20% and ..70% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Global Total Return Bond Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (12/02/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$996.50	$996.00	$996.00	$996.50	$1,003.32	$1,002.70	$1,003.12	$1,003.53
Expenses Incurred During Period	$.79	$1.40	$.99	$.58	$.79	$1.41	$1.00	$.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .96%, 1.71%, 1.21%, and .71% for Classes A, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 30/366 (to reflect the 30 days in the period since the Fund’s commencement of operations).

Nuveen High Income Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$962.90	$960.80	$960.90	$963.00	$965.30	$1,019.61	$1,015.78	$1,015.68	$1,018.35	$1,020.92
Expenses Incurred During Period	$5.48	$9.22	$9.32	$6.71	$4.20	$5.65	$9.50	$9.60	$6.92	$4.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.10%, 1.87%, 1.89%, 1.35% and ..85% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

34	Nuveen Investments

Nuveen Inflation Protected Securities Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,072.30	$1,068.20	$1,071.00	$1,072.60	$1,020.97	$1,017.19	$1,019.71	$1,022.23
Expenses Incurred During Period	$4.38	$8.27	$5.67	$3.07	$4.28	$8.08	$5.55	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.09% and .59% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Intermediate Government Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,029.00	$1,024.60	$1,026.20	$1,029.70	$1,021.37	$1,017.14	$1,019.66	$1,022.18
Expenses Incurred During Period	$3.83	$8.14	$5.60	$3.06	$3.82	$8.13	$5.60	$3.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.60%, 1.10% and .60% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Intermediate Term Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,014.90	$1,010.60	$1,016.50	$1,020.92	$1,016.64	$1,021.68
Expenses Incurred During Period	$4.31	$8.59	$3.55	$4.33	$8.64	$3.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.70% and .70% for classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Short Term Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$989.80	$984.70	$1,004.90	$989.70	$1,021.58	$1,016.99	$1,019.61	$1,022.33
Expenses Incurred During Period	$3.60	$8.13	$5.59	$2.85	$3.67	$8.29	$5.65	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .72%, 1.63% and .57% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.10% multiplied by the average account value over the period multiplies 100/366 (to reflect 100 days in the period since class commencement of operations).

Nuveen Total Return Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,001.00	$995.90	$996.80	$998.70	$1,001.00	$1,020.76	$1,016.74	$1,016.79	$1,019.26	$1,021.78
Expenses Incurred During Period	$4.38	$8.43	$8.38	$5.93	$3.42	$4.43	$8.54	$8.49	$6.01	$3.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.68%, 1.68%, 1.18% and ..68% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	35

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on October 28, 2011; at this meeting the shareholders were asked to vote on an Agreement and Plan of Reorganization.

High Yield Bond Fund

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Acquired Fund to Nuveen High Income Bond Fund (the “Acquiring Fund”) in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

For	4,334,981
Against	65,290
Abstain	35,446
Broker Non-Votes	—
Total	4,435,717

Short Duration Bond Fund

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Acquired Fund to Nuveen Short Term Bond Fund (the “Acquiring Fund”) in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

For	4,387,186
Against	45,469
Abstain	106,459
Broker Non-Votes	—
Total	4,539,114

Multi-Strategy Core Bond Fund

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Acquired Fund to Nuveen Total Return Bond Fund (the “Acquiring Fund”) in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

For	2,132,116
Against	16,370
Abstain	41,815
Broker Non-Votes	—
Total	2,190,301

36	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Core Bond Fund

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 38.5%

	Aerospace & Defense – 0.3%

$2,780	Exelis, Inc., 144A	5.550%	10/01/21	BBB+	$2,902,376
	Airlines – 0.7%

1,740	Air Canada, 144A, (4)	9.250%	8/01/15	B+	1,522,500

2,800	American Airlines Pass Through Trust 2011-2	8.625%	10/15/21	BBB–	2,856,000

1,983	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	Baa1	2,020,520

6,523	Total Airlines				6,399,020
	Beverages – 0.3%

2,275	Pernod-Ricard SA, 144A	5.750%	4/07/21	BBB–	2,566,657
	Biotechnology – 0.2%

1,475	Gilead Sciences Inc., (4)	4.400%	12/01/21	A–	1,561,571
	Capital Markets – 2.8%

2,415	Goldman Sachs Capital II	5.793%	6/01/43	BBB+	1,485,225

4,640	Goldman Sachs Group, Inc.	6.000%	6/15/20	A1	4,753,040

2,495	Goldman Sachs Group, Inc.	5.250%	7/27/21	A1	2,433,972

3,685	Goldman Sachs Group, Inc.	6.750%	10/01/37	A2	3,428,940

6,250	Morgan Stanley	5.500%	7/24/20	A	5,682,688

3,375	Morgan Stanley	5.750%	1/25/21	A	3,148,220

5,200	Morgan Stanley, (4)	5.500%	7/28/21	A2	4,808,102

28,060	Total Capital Markets				25,740,187
	Chemicals – 1.0%

2,375	Braskem Finance Limited, 144A, (4)	5.750%	4/15/21	BBB–	2,357,188

1,515	Ecolab Inc.	4.350%	12/08/21	BBB+	1,617,852

3,830	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	4,184,765

1,000	LyondellBasell Industries NV, 144A, (4)	6.000%	11/15/21	BB+	1,037,500

8,720	Total Chemicals				9,197,305
	Commercial Banks – 3.0%

4,350	Australia and New Zealand Banking Group Limited, 144A	2.400%	11/23/16	AAA	4,308,923

1,910	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	1,926,235

2,900	Bancolombia SA	5.950%	6/03/21	Baa2	2,910,875

1,425	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A1	1,396,500

1,106	FNBC 1993-A Pas Through Trust Certificates	8.080%	1/05/18	Aa1	1,250,913

1,890	HSBC Holdings PLC	6.800%	6/01/38	AA–	1,957,560

4,250	Lloyds TSB Bank, (4)	4.875%	1/21/16	A1	4,141,982

3,675	Sovereign Bank	8.750%	5/30/18	A	4,097,585

3,500	Wachovia Capital Trust III	5.570%	3/29/49	A	2,931,250

2,760	Wells Fargo Capital Trust X	5.950%	12/15/36	A	2,763,450

27,766	Total Commercial Banks				27,685,273
	Commercial Services & Supplies – 0.4%

1,990	Donnelley & Son Company	7.625%	6/15/20	BBB	1,860,650

1,715	International Lease Finance Corporation	8.875%	9/01/17	BBB–	1,775,025

3,705	Total Commercial Services & Supplies				3,635,675

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Core Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Computers & Peripherals – 0.2%

$1,935	Hewlett Packard Company, (4)	4.650%	12/09/21	A	$2,041,580
	Consumer Finance – 1.3%

1,650	Ally Financial Inc., (4)	7.500%	9/15/20	BB	1,666,500

2,790	Capital One Bank	8.800%	7/15/19	BBB+	3,191,732

2,570	Capital One Financial Corporation, (4)	4.750%	7/15/21	A–	2,644,820

3,690	Discover Financial Services	10.250%	7/15/19	BBB	4,497,955

10,700	Total Consumer Finance				12,001,007
	Diversified Financial Services – 3.3%

1,910	Bank of America Corporation, (4)	3.750%	7/12/16	A	1,768,505

3,725	Bank of America Corporation	5.750%	12/01/17	A	3,518,341

2,845	Bank of America Corporation	5.875%	1/05/21	A	2,707,948

3,720	CitiGroup Capital XXI	8.300%	12/21/57	BBB	3,715,350

4,390	Countrywide Financial Corporation, Convertible Bond, 144A, (5)	6.250%	5/15/16	A–	4,135,968

2,915	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,492,263

4,330	JPMorgan Chase & Company	4.400%	7/22/20	AA–	4,421,865

2,750	JPMorgan Chase & Company	4.250%	10/15/20	AA–	2,769,313

700	JPMorgan Chase & Company, (4)	4.350%	8/15/21	AA–	706,935

2,180	JPMorgan Chase & Company	6.400%	5/15/38	AA–	2,530,712

29,465	Total Diversified Financial Services				29,767,200
	Diversified Telecommunication Services – 2.0%

2,970	AT&T, Inc., (4)	5.550%	8/15/41	A	3,496,928

2,575	Embarq Corporation	7.082%	6/01/16	BBB–	2,791,161

3,500	Frontier Communications Corporation, (4)	8.500%	4/15/20	BB+	3,583,125

1,980	Sprint Nextel Corporation, (4)	6.000%	12/01/16	B+	1,643,400

4,575	Telefonica Emisiones SAU	5.462%	2/16/21	BBB+	4,365,767

2,010	Verizon Communications	6.900%	4/15/38	A	2,686,554

17,610	Total Diversified Telecommunication Services				18,566,935
	Electric Utilities – 1.3%

2,370	Comision Federal de Electricidad of the United States of Mexcio, 144A	4.875%	5/26/21	Baa1	2,441,100

3,690	FirstEnergy Solutions Corporation	6.050%	8/15/21	BBB	4,094,775

1,685	MidAmerican Energy Holdings Company	6.125%	4/01/36	BBB+	2,012,478

2,725	NV Energy Inc.	6.250%	11/15/20	BB+	2,823,520

10,470	Total Electric Utilities				11,371,873
	Electronic Equipment & Instruments – 0.2%

2,000	Ingram Micro Inc.	5.250%	9/01/17	BBB–	2,060,176
	Energy Equipment & Services – 2.1%

3,280	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	3,657,462

2,623	Energy Transfer Equity LP, (4)	7.500%	10/15/20	BB	2,865,628

3,870	Ensco PLC	4.700%	3/15/21	BBB+	4,030,241

2,935	Nabors Industries Inc.	5.000%	9/15/20	BBB	2,992,235

1,500	NGPL PipeCo LLC	7.119%	12/15/17	BB+	1,480,770

3,740	Weatherford International Limited	7.000%	3/15/38	BBB	4,255,305

17,948	Total Energy Equipment & Services				19,281,641

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 0.6%

$2,400	HCA Inc.	7.250%	9/15/20	BB+	$2,532,000

2,185	UnitedHealth Group Incorporated	6.875%	2/15/38	A–	2,930,223

4,585	Total Health Care Providers & Services				5,462,223
	Independent Power Producers & Energy Traders – 0.4%

3,305	Constellation Energy Group	5.150%	12/01/20	BBB–	3,581,430
	Industrial Conglomerates – 0.4%

4,000	GE Capital Trust I, (4)	6.375%	11/15/67	Aa3	3,930,000
	Insurance – 3.5%

3,975	AFLAC Insurance, (4)	6.450%	8/15/40	A–	4,209,958

4,805	Allied World Assurance Holdings Limited	7.500%	8/01/16	BBB+	5,422,750

2,970	Catlin Insurance Company Limited	7.249%	7/29/49	BBB+	2,524,500

2,950	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	3,027,550

3,015	Liberty Mutual Group Inc., 144A	5.000%	6/01/21	Baa2	2,954,417

2,295	Lincoln National Corporation	8.750%	7/01/19	A–	2,791,544

3,205	Lincoln National Corporation	6.050%	4/20/67	BBB	2,668,163

1,640	Pacific LifeCorp.	6.000%	2/10/20	BBB+	1,745,459

4,000	Prudential Holdings LLC, 144A	7.245%	12/18/23	AA–	4,519,640

2,755	ZFS Finance USA Trust V	6.500%	5/09/37	A	2,479,500

31,610	Total Insurance				32,343,481
	Machinery – 0.2%

2,000	Navistar International Corporation	8.250%	11/01/21	BB	2,127,500
	Media – 2.4%

1,950	British Sky Broadcasting Group PLC	6.100%	2/15/18	BBB+	2,184,306

2,215	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	2,387,358

1,315	NBC Universal Media LLC	4.375%	4/01/21	BBB+	1,387,780

3,060	NBC Universal Media LLC	6.400%	4/30/40	BBB+	3,761,946

3,590	News America Holdings Inc., (4)	6.650%	11/15/37	BBB+	4,067,229

2,000	Time Warner Cable Inc.	8.750%	2/14/19	BBB	2,553,858

2,410	Time Warner Cable Inc.	5.875%	11/15/40	BBB	2,608,249

2,105	Viacom Inc.	6.875%	4/30/36	BBB+	2,634,525

18,645	Total Media				21,585,251
	Metals & Mining – 3.0%

4,530	Anglogold Holdings PLC	6.500%	4/15/40	BBB–	4,407,323

6,035	Alcoa Inc., (4)	5.400%	4/15/21	BBB–	6,046,255

5,500	ArcelorMittal, (4)	7.000%	10/15/39	BBB	5,111,227

2,550	Southern Copper Corporation	7.500%	7/27/35	BBB	2,785,373

1,440	Teck Resources Limited	6.250%	7/15/41	BBB	1,663,507

3,895	Vale Overseas Limited, (4)	6.875%	11/10/39	A–	4,461,333

2,340	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB+	2,606,730

26,290	Total Metals & Mining				27,081,748
	Multiline Retail – 0.3%

2,585	J.C. Penney Corporation Inc.	5.650%	6/01/20	BBB–	2,533,300

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Core Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 4.7%

$3,230	Anadarko Petroleum Corporation, (4)	6.200%	3/15/40	BBB–	$3,594,635

2,000	Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,463,682

3,000	Chesapeake Energy Corporation, (4)	6.125%	2/15/21	BB+	3,082,500

2,000	Husky Energy Inc.	6.200%	9/15/17	BBB+	2,339,848

690	Kinder Morgan Energy Partners, L.P.	6.950%	1/15/38	BBB	779,347

4,785	Lukoil International Finance, 144A	6.125%	11/09/20	Baa2	4,689,300

3,475	Nexen Inc.	6.400%	5/15/37	BBB–	3,680,925

1,500	Noble Energy Inc., (4)	4.150%	12/15/21	BBB	1,551,740

2,495	Petrobras International Finance Company	6.875%	1/20/40	A3	2,889,672

2,255	Petro-Canada	6.800%	5/15/38	BBB+	2,911,600

3,000	Petroleos Mexicanos, (4)	5.500%	1/21/21	Baa1	3,255,000

3,000	Seagate HDD Cayman	6.875%	5/01/20	BB+	3,082,500

4,995	Transcapitalinvest LP	5.670%	3/05/14	Baa1	5,182,313

3,290	Valero Energy Corporation	6.125%	2/01/20	BBB	3,659,556

39,715	Total Oil, Gas & Consumable Fuels				43,162,618
	Paper & Forest Products – 0.7%

1,820	Georgia-Pacific Corporation, 144A, (4)	5.400%	11/01/20	A–	2,015,919

3,015	International Paper Company	8.700%	6/15/38	BBB	4,090,481
4,835	Total Paper & Forest Products				6,106,400
	Pharmaceuticals – 0.2%

2,080	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB	2,074,800
	Real Estate Investment Trust – 0.7%

2,995	Prologis Inc.	6.875%	3/15/20	Baa2	3,325,423

2,705	Vornado Realty LP	4.250%	4/01/15	BBB	2,799,453
5,700	Total Real Estate Investment Trust				6,124,876
	Semiconductors & Equipment – 0.2%

1,300	Intel Corporation	4.800%	10/01/41	A+	1,456,919
	Specialty Retail – 0.4%

3,200	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB–	3,404,922
	Thrifts & Mortgage Finance – 0.3%

2,730	WEA Finance LLC, 144A, (4)	4.625%	5/10/21	A2	2,679,479
	Tobacco – 0.7%

2,100	Altria Group Inc., (4)	4.750%	5/05/21	BBB+	2,312,180

3,350	Lorillard Tobacco	8.125%	6/23/19	Baa2	3,990,513
5,450	Total Tobacco				6,302,693
	Transportation Infrastructure – 0.4%

3,800	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	3,810,439
	Wireless Telecommunication Services – 0.3%

2,980	American Tower Company	5.050%	9/01/20	BBB–	2,985,386
$336,242	Total Corporate Bonds (cost $337,887,079)				351,531,941

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.3%

	Financials – 0.3%

104,794	Endurance Specialty Holdings Limited	7.500%		Aaa	$2,671,199

40	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value

	Sovereign Agency – 0.0%

218,000	Federal National Mortgage Association	0.000%		Ca	$300,840
	Total $25 Par (or similar) Preferred Securities (cost $7,792,950)				2,972,039

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value
	MUNICIPAL BONDS – 0.7%

	Illinois – 0.7%

$5,765	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A+	$6,213,517
$5,765	Total Municipal Bonds (cost $5,765,000)				6,213,517

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 3.5%

$3,650	U.S. Treasury Notes, (4)	2.375%	2/28/15	AAA	$3,872,708

8,985	U.S. Treasury Notes, (4)	1.250%	8/31/15	AAA	9,223,660

1,385	U.S. Treasury Notes, (4)	3.625%	2/15/20	AAA	1,606,276

6,630	U.S. Treasury Notes, (4)	2.625%	8/15/20	AAA	7,150,561

1,435	U.S. Treasury Notes, (4)	3.125%	5/15/21	AAA	1,602,266

2,065	U.S. Treasury Notes, (4)	3.875%	8/15/40	AAA	2,475,419

4,455	U.S. Treasury Bonds, (4)	4.250%	11/15/40	AAA	5,681,515

425	U.S. Treasury Bonds, (4)	4.750%	2/15/41	AAA	585,703
$29,030	Total U.S. Government and Agency Obligations (cost $28,473,185)				32,198,108

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 56.4%

$4,802	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$4,729,561

2,090	American Homes Mortgage Advance Trust, Series 2011-SART1	5.920%	5/10/43	BBB	2,090,000

6,125	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A	6,191,799

19	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Serioes 1997-3	6.960%	3/25/27	AAA	19,131

5,480	Arkle Master Issuer PLC, Mortgage Asset Backed Instrument, Series 2010-1A	1.616%	5/17/60	AAA	5,457,231

3,471	Bank of America Auto Trust, Series 2010-2	1.310%	7/15/14	AAA	3,481,080

125	Bank of America Commercial Mortgage Inc., Commerical Mortgage Pass-Through Certificates, Series 2004-5	4.561%	11/10/41	AAA	125,420

1,341	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	CC	723,364

1,250	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	AA	1,002,468

5,005	Cabela’s Master Credit Card Trust, Series 2011-2A A2	0.878%	6/17/19	AAA	5,036,118

4,653	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4	5.205%	12/11/49	AAA	4,711,559

4,225	Commercial Mortgage Pass-Through Certificates, Series2006-CN2A	5.449%	2/05/19	AAA	4,102,830

3,835	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.424%	6/25/47	BB+	3,088,207

271	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	AAA	275,217

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Core Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,888	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	CCC	$1,359,371

3,580	Countrywide Hoen Loans, Asset Backed Certificates Series 2007-7	0.454%	10/25/47	BB–	2,782,104

1,398	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-2	2.748%	2/25/34	BB	1,251,828

616	Countrywide Home Loans, Asset-Backed Certificates, Series 2003-SC1	2.544%	9/25/23	A+	486,281

3,684	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.225%	4/25/33	AAA	3,244,617

2,550	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/10/44	AAA	2,686,282

3,435	Discover Card Master Trust I 2007-A	5.650%	3/16/20	AAA	4,110,149

2,870	Entergy Louisiana Investment Recovery Funding LLC, Series 2011-A	2.040%	9/01/23	AAA	2,877,720

6,410	Extended Stay America Trust 2010-EHSA	4.860%	11/05/27	A	6,489,516

9,580	Fannie Mae Mortgage Pool 20130701	3.790%	7/01/13	AAA	9,831,810

293	Fannie Mae Mortgage Pool 20140201	5.500%	2/01/14	AAA	317,806

82	Fannie Mae Mortgage Pool 20150201	7.000%	2/01/15	AAA	85,833

169	Fannie Mae Mortgage Pool 20160801	7.000%	8/01/16	AAA	186,461

1,172	Fannie Mae Mortgage Pool 20171201	5.500%	12/01/17	AAA	1,274,182

1,395	Fannie Mae Mortgage Pool 20221001	6.000%	10/01/22	AAA	1,542,948

3,543	Fannie Mae Mortgage Pool 20250101, (4)	5.500%	1/01/25	AAA	3,885,947

87	Fannie Mae Mortgage Pool 20260401	7.000%	4/01/26	AAA	100,441

191	Fannie Mae Mortgage Pool 20260501	7.000%	5/01/26	AAA	220,699

3,060	Fannie Mae Mortgage Pool 20270801	6.000%	8/01/27	AAA	3,372,189

851	Fannie Mae Mortgage Pool 20290201	6.500%	2/01/29	AAA	972,275

2,986	Fannie Mae Mortgage Pool 20300801	4.000%	8/01/30	AAA	3,141,348

204	Fannie Mae Mortgage Pool 20310301	4.000%	3/01/31	AAA	216,187

1,745	Fannie Mae Mortgage Pool 20311201, (4)	2.274%	12/01/31	AAA	1,925,417

3,045	Fannie Mae Mortgage Pool 20320401	2.493%	4/01/32	AAA	3,326,141

1,285	Fannie Mae Mortgage Pool 20320701	6.500%	7/01/32	AAA	1,491,023

531	Fannie Mae Mortgage Pool 20320701	6.000%	7/01/32	AAA	617,266

317	Fannie Mae Mortgage Pool 20320701	7.000%	7/01/32	AAA	367,522

1,612	Fannie Mae Mortgage Pool 20320901	7.000%	9/01/32	AAA	1,796,593

3,101	Fannie Mae Mortgage Pool 20330301, (4)	7.000%	3/01/33	AAA	3,463,688

2,952	Fannie Mae Mortgage Pool 20330401, (4)	6.000%	4/01/33	AAA	3,226,885

2,287	Fannie Mae Mortgage Pool 20330501, (4)	6.000%	5/01/33	AAA	2,602,831

5,338	Fannie Mae Mortgage Pool 20330701, (4)	5.500%	7/01/33	AAA	5,907,243

908	Fannie Mae Mortgage Pool 20330901	4.000%	9/01/33	AAA	951,707

2,302	Fannie Mae Mortgage Pool 20331001, (4)	6.500%	10/01/33	AAA	2,516,081

409	Fannie Mae Mortgage Pool 20331101	5.500%	11/01/33	AAA	455,825

225	Fannie Mae Mortgage Pool 20331101	2.212%	11/01/33	AAA	251,075

1,528	Fannie Mae Mortgage Pool 20340301	5.500%	3/01/34	AAA	1,652,275

2,724	Fannie Mae Mortgage Pool 20340301, (4)	6.000%	3/01/34	AAA	2,945,648

4,085	Fannie Mae Mortgage Pool 20340601, (4)	6.000%	6/01/34	AAA	4,642,659

1	Fannie Mae Mortgage Pool 20340601	5.000%	6/01/34	AAA	823

654	Fannie Mae Mortgage Pool 20341001	5.000%	10/01/34	AAA	726,349

3,955	Fannie Mae Mortgage Pool 20341101	4.500%	11/01/34	AAA	4,233,433

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$7,230	Fannie Mae Mortgage Pool 20360701, (4)	6.500%	7/01/36	AAA	$7,898,529

1,644	Fannie Mae Mortgage Pool 20360801	5.000%	8/01/36	AAA	1,836,423

3,100	Fannie Mae Mortgage Pool 20360901, (4)	6.000%	9/01/36	AAA	3,462,510

1,612	Fannie Mae Mortgage Pool 20370601	5.229%	6/01/37	AAA	1,776,517

1,030	Fannie Mae Mortgage Pool 20370801	5.500%	8/01/37	AAA	1,152,480

1,896	Fannie Mae Mortgage Pool 20370901, (4)	6.000%	9/01/37	AAA	2,078,790

7,131	Fannie Mae Mortgage Pool 20380101, (4)	6.000%	1/01/38	AAA	7,771,124

12,004	Fannie Mae Mortgage Pool 20380301, (4)	6.000%	3/01/38	AAA	12,976,485

9,971	Fannie Mae Mortgage Pool 20380501, (4)	6.500%	5/01/38	AAA	10,865,862

1	Fannie Mae Mortgage Pool 20380501	6.000%	5/01/38	AAA	1,347

352	Fannie Mae Mortgage Pool 20380601	5.500%	6/01/38	AAA	387,498

1	Fannie Mae Mortgage Pool 20380701	5.000%	7/01/38	AAA	1,424

2,279	Fannie Mae Mortgage Pool 20380801, (4)	5.500%	8/01/38	AAA	2,510,832

3,437	Fannie Mae Mortgage Pool 20381001, (4)	5.000%	10/01/38	AAA	3,796,819

7,871	Fannie Mae Mortgage Pool 20390901, (4)	6.000%	9/01/39	AAA	8,382,637

1,865	Fannie Mae Mortgage Pool 20391201	5.500%	12/01/39	AAA	2,027,436

7,008	Fannie Mae Mortgage Pool 20391201, (4)	6.000%	12/01/39	AAA	7,463,434

11,336	Fannie Mae Mortgage Pool 20400501, (4)	6.000%	5/01/40	AAA	12,259,316

8,507	Fannie Mae Mortgage Pool 20401101, (4)	4.500%	11/01/40	AAA	8,944,563

9,368	Fannie Mae Mortgage Pool 20401201, (4)	5.000%	12/01/40	AAA	9,850,227

12,086	Fannie Mae Mortgage Pool 20410101, (4)	4.500%	1/01/41	AAA	12,707,504

11,516	Fannie Mae Mortgage Pool 20410201, (4)	5.000%	2/01/41	AAA	12,108,047

3,797	Fannie Mae Mortgage Pool 20410501, (4)	4.000%	5/01/41	AAA	4,044,030

21,400	Fannie Mae Mortgage TBA Pools, (WI/DD)	4.000%	TBA	AAA	22,480,032

15,920	Fannie Mae Mortgage TBA Pools, (WI/DD)	3.500%	TBA	AAA	16,372,725

533	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 1996 20260725	3.900%	7/25/26	AAA	613,454

2,916	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 2003 20171025	7.000%	10/25/17	AAA	2,957,727

2,082	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 2005 20350625	5.000%	6/25/35	AAA	2,333,280

20	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 8824 20181025	9.000%	10/25/18	AAA	22,469

19	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 8944 20190725	8.700%	7/25/19	AAA	21,823

3	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 8990 20191225	6.500%	12/25/19	AAA	3,889

21	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 90-102 20200825	9.000%	8/25/20	AAA	22,702

181	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 90105 20200925	7.000%	9/25/20	AAA	197,651

12	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 9030 20200325	6.500%	3/25/20	AAA	12,886

17	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 9061 20200625	6.500%	6/25/20	AAA	18,739

16	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 9061 20200725	7.000%	7/25/20	AAA	18,247

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Core Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$112	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 91134 20211025	7.000%	10/25/21	AAA	$125,828

61	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 9156 20210625	6.750%	6/25/21	AAA	65,134

18	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates SERIES 92120 20220725	6.500%	7/25/22	AAA	19,432

1,438	Fannie Mae REMIC Pass-Through Certificates SERIES 2003 20421225	5.750%	12/25/42	AAA	723,310

4,767	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.820%	2/25/48	AAA	4,757,453

673	Federal Home Loan Bank Mortgages 20290401	2.334%	4/01/29	AAA	710,956

952	Federal Home Loan Bank Mortgages 20300301	2.460%	3/01/30	AAA	1,008,779

1,183	Federal Home Loan Bank Mortgages 20300701	2.341%	7/01/30	AAA	1,246,273

488	Federal Home Loan Bank Mortgages 20310601	1.940%	6/01/31	AAA	497,926

3,671	Federal Home Loan Bank Mortgages 20370901, (4)	5.803%	9/01/37	AAA	3,915,371

30	Federal Home Loan Mortgage Corporation, REMIC SERIES 1790 20220415	8.250%	4/15/22	AAA	32,631

16	Federal Home Loan Mortgage Corporation, REMIC SERIES 1022 20201215	6.000%	12/15/20	AAA	17,162

37	Federal Home Loan Mortgage Corporation, REMIC SERIES 118 20210715	7.000%	7/15/21	AAA	42,598

45	Federal Home Loan Mortgage Corporation, REMIC SERIES 162 20210515	0.878%	5/15/21	AAA	49,707

106	Federal Home Loan Mortgage Corporation, REMIC SERIES 188 20210915	9.050%	9/15/21	AAA	118,608

2,286	Federal Home Loan Mortgage Corporation, REMIC SERIES 2704 20230515	0.828%	5/15/23	AAA	2,294,580

1,788	Federal Home Loan Mortgage Corporation, REMIC SERIES 2755 20320415	0.728%	4/15/32	AAA	1,788,291

5,000	Federal Home Loan Mortgage Corporation, REMIC SERIES 2901 20330315	7.000%	3/15/33	AAA	5,290,633

5,907	Federal Home Loan Mortgage Corporation, REMIC SERIES 3423 20360615	7.000%	6/15/36	AAA	5,907,256

3,507	Federal Home Loan Mortgage Corporation, REMIC SERIES 3591 20390615	5.000%	6/15/39	AAA	3,514,178

10	Federal Home Loan Mortgage Corporation, REMIC SERIES 6 20190615	0.778%	6/15/19	AAA	11,363

3,935	Fieldstone Mortgage Investment Trust, Mortgage Backed Notes, Series 2005-1	1.374%	3/25/35	A+	3,539,919

2,316	Ford Credit Auto Lease Trust, Series 2011-B	0.480%	11/15/12	AAA	2,316,447

4,315	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.805%	10/18/54	AAA	4,298,556

846	Freddie Mac Mortgage Pool, Various 20180301	4.500%	3/01/18	AAA	883,825

2,013	Freddie Mac Mortgage Pool, Various 20180501	4.500%	5/01/18	AAA	2,109,694

441	Freddie Mac Mortgage Pool, Various 20280101	6.500%	1/01/28	AAA	495,589

843	Freddie Mac Mortgage Pool, Various 20281101	6.500%	11/01/28	AAA	966,466

671	Freddie Mac Mortgage Pool, Various 20281201	6.500%	12/01/28	AAA	769,095

378	Freddie Mac Mortgage Pool, Various 20290401	6.500%	4/01/29	AAA	433,546

1,261	Freddie Mac Mortgage Pool, Various 20310701	6.500%	7/01/31	AAA	1,445,042

1,086	Freddie Mac Mortgage Pool, Various 20331101	6.000%	11/01/33	AAA	1,209,293

968	Freddie Mac Mortgage Pool, Various 20370801	7.000%	8/01/37	AAA	1,099,609

436	Freddie Mac Mortgage Pool, Various 20370901	7.000%	9/01/37	AAA	495,630

125	Freddie Mac Non Gold Participation Certificates 20250501	2.421%	5/01/25	AAA	131,712

22	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2010-1	4.250%	7/25/40	Aa2	22,364

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$647	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.748%	3/25/43	Ba3	$556,728

759	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2	7.500%	3/25/35	BB+	759,489

862	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2	7.500%	9/25/35	BB–	876,873

1	Government National Mortgage Association Pool 20230820	4.500%	8/20/23	AAA	976

205	Government National Mortgage Association Pool 2030115	1.625%	11/15/30	AAA	244,880

10,002	Government National Mortgage Association Pool 20410220	7.500%	2/20/41	AAA	10,930,452

11,500	Government National Mortgage Association Pool, (WI/DD)	4.500%	1/01/42	AAA	12,524,218

642	Green Tree Fiancial Manufactured Housing Loans, Series 2008-MH1	7.000%	4/25/38	AAA	648,544

1,180	IndyMac INDX Mortgage Loan Trust, Pass Through Certificates, Series 2005-AR1	2.625%	3/25/35	AAA	1,007,178

294	JPMorgan Mortage Trust, Mortgage Pass-Through Certtificates, Series 2006-A7	5.687%	1/25/37	C	24,674

2,884	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.574%	4/25/47	CCC	1,962,774

7,571	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	AAA	7,917,747

2,250	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C4 C	5.251%	7/15/46	A	1,919,948

5,570	JPMorgan Chase Commerical Mortgage Trust, Commerical Mortage Pass Through Certificates, Series 2011-C4	4.106%	7/15/46	AAA	5,878,578

3,455	LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C7	5.103%	11/15/30	AAA	3,453,490

6,000	LB-UBS Commerical Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C2	4.367%	3/15/36	AAA	6,268,668

1,751	Lehman Mortgage Trust, Mortgage Pass Through Certificates, Series 2008-6	5.870%	7/25/47	A	1,627,132

705	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AAA	766,739

2,325	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C1 C	5.255%	9/15/47	A	2,054,675

3,864	Morgan Stanley Dean Witter Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-TOP7	5.980%	1/15/39	AAA	3,892,035

952	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	AAA	984,463

4,002	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	3,998,531

4,185	National Credit Union Adminstration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	4,418,574

5,590	OBP Depositor LLC Trust, Commercial Mortgage Pass Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	6,249,167

3,545	Ocwen Advance Receivables Backed Notes, Series 2009-3A	4.140%	7/15/23	AAA	3,549,431

602	RBSSP Resecuritization Trust 2009-11	2.044%	12/26/37	Aa3	602,722

633	RBSSP Resecuritization Trust 2009-8	0.434%	3/26/37	Aaa	622,945

3,524	RBSSP Resecuritization Trust 2010-10	0.424%	9/26/36	Aaa	3,116,631

3,569	RBSSP Resecuritization Trust 2010-11	0.464%	3/26/37	Aaa	3,407,632

6,133	RBSSP Resecuritization Trust 2010-4	0.404%	3/26/36	A	5,619,402

1,934	RBSSP Resecuritization Trust 2010-8	0.624%	7/26/36	Aaa	1,811,162

4,365	Renaissance Home Equity Loan Trust I, Home Equity Loan Asset-Backed Notes, Series 2005-3	5.140%	11/25/35	AA+	3,294,100

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Core Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,704	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	$3,684,492

4,544	Springleaf Mortgage Loan Trust 2011-1	4.050%	1/25/58	AAA	4,538,649

320	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.610%	8/25/34	Baa2	275,387

4,140	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-P10B	5.681%	8/10/16	AAA	4,527,591

6,730	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%	3/10/20	AAA	7,023,357

7,313	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	AAA	7,632,138

2,423	Vericrest Opportunity Loan Transferee, Series 2011-NL3A	5.194%	9/25/51	N/R	2,407,338

2,847	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.358%	6/15/20	Aaa	2,545,466

4,643	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.637%	10/20/35	CCC	3,561,012

1,475	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-through Certificates, Series 2007-HY2	5.502%	9/25/36	CCC	140,184

1,499	Wells Fargo Mortagge Backed Securities Trust, Mortgage Pass_Through Certificate Series 2007-2	5.750%	3/25/37	Caa1	1,232,948

2,300	Wells Fargo-RBS Commercial Mortage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	5.392%	2/15/44	A	2,057,457

2,250	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	5.335%	3/15/44	A	1,976,137

5,000	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3, (4)	4.375%	3/15/44	AAA	5,323,995
$502,362	Total Asset-Backed and Mortgage-Backed Securities (cost $500,824,797)				514,220,886

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 29.1%

	Money Market Funds – 29.1%

265,290,988	Mount Vernon Securities Lending Prime Portfolio, 0.233% (5), (6)				$265,290,988
	Total Investments Purchased with Collateral from Securities Lending (cost $265,290,988)				265,290,988

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 6.1%

	Money Market Funds – 5.6%

51,512,634	First American Treasury Obligations Fund, Class Z	0.000% (5)	N/A	N/A	$51,512,634
	U.S. Government and Agency Obligations – 0.5%

$1,620	U.S. Treasury Bills, (7)	0.013%	4/05/12	Aaa	1,619,916

1,270	U.S. Treasury Bills, (7)	0.018%	5/03/12	Aaa	1,269,893

1,170	U.S. Treasury Bills, (7)	0.053%	7/26/12	Aaa	1,169,634

$4,060	Total U.S. Government and Agency Obligations				4,059,443
	Total Short-Term Investments (cost $55,572,280)				55,572,077
	Total Investments (cost $1,201,606,279) – 134.6%				1,227,999,556
	Other Assets Less Liabilities – (34.6)% (8)				(315,389,986)
	Net Assets – 100%				$912,609,570

46	Nuveen Investments

Investments in Derivatives at December 31, 2011:

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan	$8,000,000	Receive	3-Month USD-LIBOR	3.858%	Semi-Annually	1/19/20	$(1,413,143)	$(1,413,143)
UBS	33,000,000	Receive	3-Month USD-LIBOR	1.133	Semi-Annually	3/25/12	(140,475)	(140,475)
UBS	33,000,000	Receive	3-Month USD-LIBOR	1.048	Semi-Annually	6/25/12	(71,125)	(71,125)
UBS	14,000,000	Receive	3-Month USD-LIBOR	3.001	Semi-Annually	8/03/14	(976,274)	(976,274)
								$(2,601,017)

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. Treasury 2-Year Note	Long	410	3/12	$90,424,221	$50,301
U.S. Treasury 5-Year Note	Short	(285)	3/12	(35,128,476)	(102,369)
U.S. Treasury 10-Year Note	Short	(290)	3/12	(38,026,250)	(315,305)
U.S. Treasury Long Bond	Long	113	3/12	16,363,813	107,535
U.S. Treasury Ultra Bond	Long	1	3/12	160,188	1,544
					$(258,294)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Investment, or a portion of investment, is out on loan for securities lending.

(5)	The rate shown is the annualized seven-day effective yield as of December 31, 2011.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of December 31, 2011.

(8)	Other Assets Less Liabilities, includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at December 31, 2011.

N/A	Not applicable.

N/R	Not rated.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar–London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Global Total Return Bond Fund

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 20.4%

	Aerospace & Defense – 0.1%

$20	Huntington Ingalls Industries Inc., 144A	7.125%	3/15/21	Ba3	$19,600
	Airlines – 0.1%

20	United Airlines Inc., 144A	12.000%	11/01/13	B–	20,850
	Auto Components – 0.1%

20	Dana Holding Corporation	6.500%	2/15/19	BB–	20,200
	Automobiles – 0.2%

30	Chrysler GP/CG Company, 144A	8.000%	6/15/19	B	27,450
	Biotechnology – 0.4%

30	Gilead Sciences Inc.	4.400%	12/01/21	A–	31,761

20	STHI Holding Corporation, 144A	8.000%	3/15/18	B	20,550

50	Total Biotechnology				52,311
	Building Products – 0.3%

25	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	B1	22,750

20	Texas Industries Inc.	9.250%	8/15/20	B–	17,900

45	Total Building Products				40,650
	Capital Markets – 1.9%

125	Goldman Sachs Group, Inc.	6.000%	6/15/20	A1	128,045

125	Morgan Stanley	5.500%	7/24/20	A2	113,654

25	UBS AG Stamford	4.875%	8/04/20	Aa3	24,829

275	Total Capital Markets				266,528
	Chemicals – 0.6%

30	Ecolab Inc.	4.350%	12/08/21	BBB+	32,037

20	Georgia Gulf Corporation	9.000%	1/15/17	B+	21,150

25	Huntsman International LLC, Series 2011	8.625%	3/15/21	B	26,500

75	Total Chemicals				79,687
	Commercial Banks – 0.3%

25	HSBC Holdings PLC	6.800%	6/01/38	A1	25,894

20	Royal Bank of Scotland Group PLC	6.400%	10/21/19	A–	18,724

45	Total Commercial Banks				44,618
	Communications Equipment – 0.1%

20	Goodman Networks Inc., 144A	12.125%	7/01/18	B+	19,100
	Computers & Peripherals – 0.4%

30	Hewlett Packard Company	4.650%	12/09/21	A2	31,652

20	Seagate HDD Cayman	6.875%	5/01/20	BB+	20,550

50	Total Computers & Peripherals				52,202
	Consumer Finance – 0.4%

30	Capital One Bank	8.800%	7/15/19	Baa1	34,320

20	Discover Financial Services	10.250%	7/15/19	BBB–	24,379

50	Total Consumer Finance				58,699
	Containers & Packaging – 0.1%

15	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	14,325

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 3.5%

$50	Bank of America Corporation	5.750%	12/01/17	A–	$47,226

115	Bank of America Corporation	5.875%	1/05/21	A–	109,460

80	Citigroup Inc.	5.375%	8/09/20	A–	82,262

30	Citigroup Inc.	6.125%	8/25/36	BBB+	25,950

30	General Electric Capital Corporation	5.300%	2/11/21	AA	32,069

25	General Electric Capital Corporation	6.875%	1/10/39	AA+	29,951

105	JPMorgan Chase & Company	4.350%	8/15/21	Aa3	106,040

45	JPMorgan Chase & Company	6.400%	5/15/38	Aa3	52,239

480	Total Diversified Financial Services				485,197
	Diversified Telecommunication Services – 0.8%

25	AT&T, Inc.	5.550%	8/15/41	A2	29,435

20	Embarq Corporation	7.082%	6/01/16	Baa3	21,679

25	Telecom Italia Capital S.p.A	7.175%	6/18/19	BBB	23,428

35	Telefonica Emisiones SAU	5.462%	2/16/21	BBB+	33,399

105	Total Diversified Telecommunication Services				107,941
	Energy Equipment & Services – 0.4%

20	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	22,302

25	Weatherford International Limited	7.000%	3/15/38	BBB	28,445

45	Total Energy Equipment & Services				50,747
	Food Products – 0.6%

100	JBS Finance II Limited, 144A	8.250%	1/29/18	BB	90,750
	Health Care Providers & Services – 0.2%

25	HCA Holdings Inc.	7.750%	5/15/21	B–	25,438
	Hotels, Restaurants & Leisure – 0.9%

20	Isle of Capri Casinos, Inc.	7.750%	3/15/19	B–	18,300

100	Reynolds Group, 144A	7.125%	4/15/19	BB–	101,750

120	Total Hotels, Restaurants & Leisure				120,050
	Industrial Conglomerates – 0.1%

20	Abengoa Finance SAU, 144A	8.875%	11/01/17	Ba3	20,000
	Insurance – 1.1%

30	Allied World Assurance Holdings Limited	7.500%	8/01/16	BBB+	33,857

30	Genworth Financial Inc.	6.515%	5/22/18	BBB	27,532

35	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	35,920

25	MetLife Inc.	6.750%	6/01/16	A–	28,801

20	Prudential Financial Inc.	5.500%	3/15/16	A	21,679

140	Total Insurance				147,789
	Media – 1.5%

20	Comcast Corporation	6.400%	5/15/38	BBB+	24,029

55	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	59,280

30	NBC Universal Media LLC	4.375%	4/01/21	BBB+	31,660

20	News America Holdings Inc.	6.650%	11/15/37	BBB+	22,659

40	Time Warner Inc.	6.100%	7/15/40	BBB	46,893

20	Viacom Inc.	6.875%	4/30/36	BBB+	25,031

185	Total Media				209,552

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 1.7%

$55	Alcoa Inc.	5.400%	4/15/21	BBB–	$55,103

25	Anglogold Holdings PLC	6.500%	4/15/40	BBB–	24,323

35	ArcelorMittal	7.000%	10/15/39	BBB–	32,526

35	Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	34,719

20	JMC Steel Group, 144A	8.250%	3/15/18	B	19,500

20	Taseko Mines Limited	7.750%	4/15/19	B	18,050

20	Thompson Creek Metals Company	7.375%	6/01/18	B	17,800

25	Vale Overseas Limited	6.875%	11/10/39	A–	28,635

235	Total Metals & Mining				230,656
	Oil, Gas & Consumable Fuels – 2.4%

20	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	22,258

100	Bumi Capital Pte Limited, 144A	12.000%	11/10/16	BB	101,000

20	Carrizo Oil and Gas Inc.	8.625%	10/15/18	B–	20,200

20	Kodiak Oil and Gas Corporation, 144A	8.125%	12/01/19	B–	20,725

25	Nexen Inc.	6.400%	5/15/37	BBB–	26,481

30	Noble Energy Inc.	4.150%	12/15/21	BBB	31,035

25	OGX Petroleo e Gas Participacoes SA, 144A	8.500%	6/01/18	B1	24,500

50	Petrobras International Finance Company	6.875%	1/20/40	A3	57,909

25	Valero Energy Corporation	6.125%	2/01/20	BBB	27,808

315	Total Oil, Gas & Consumable Fuels				331,916
	Paper & Forest Products – 0.3%

30	International Paper Company	8.700%	6/15/38	BBB	40,701
	Pharmaceuticals – 0.2%

30	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB	29,925
	Real Estate Investment Trust – 0.5%

15	Prologis Inc.	6.875%	3/15/20	Baa2	16,655

20	Simon Property Group, LP	5.650%	2/01/20	A–	22,921

30	Vornado Realty LP	4.250%	4/01/15	BBB	31,048

65	Total Real Estate Investment Trust				70,624
	Real Estate Management & Development – 0.6%

100	Agile Property Holdings Limited, 144A	10.000%	11/14/16	BB	88,500
	Tobacco – 0.2%

20	Altria Group Inc.	4.750%	5/05/21	Baa1	22,021
	Wireless Telecommunication Services – 0.4%

25	American Tower Company	5.050%	9/01/20	Baa3	25,045

25	NII Capital Corporation	7.625%	4/01/21	B+	24,812

50	Total Wireless Telecommunication Services				49,857
$2,780	Total Corporate Bonds (cost $2,822,788)				2,837,884

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.1%

	Health Care Equipment & Supplies – 0.1%

$20	Boston Properties Limited Partnership	4.125%	5/15/21	A–	$20,126
$20	Total Convertible Bonds (cost $20,421)				20,126

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 7.2%

$1,000	U.S. Treasury Notes	0.375%	6/20/13	Aaa	$1,002,383
$1,000	Total U.S. Government and Agency Obligations (cost $1,002,454)				1,002,383

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 15.1%

$250	Fannie Mae Mortgage TBA Pools, (WI/DD)	3.500%	TBA	Aaa	$257,109

1,330	Fannie Mae Mortgage TBA Pools, (WI/DD)	4.000%	TBA	Aaa	1,397,122

430	Fannie Mae Mortgage TBA Pools, (WI/DD)	4.500%	TBA	Aaa	457,549
$2,010	Total Asset-Backed and Mortgage-Backed Securities (cost $2,101,591)				2,111,780

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 53.5%

	Argentina – 0.7%

$100	Argentine Republic Government International Bond	8.750%	6/02/17	B	$94,000
	Australia – 4.4%

100 AUD	Australian Government Bond	6.500%	5/15/13	Aaa	106,649

250 AUD	Australian Government Bond	4.750%	6/15/16	Aaa	271,297

200 AUD	Australian Government Bond	5.750%	5/15/21	AAA	237,907

550 AUD	Total Australia				615,853
	Canada – 4.7%

100 CAD	Canadian Government Bond	1.500%	11/01/13	AAA	99,146

275 CAD	Canadian Government Bond	2.750%	9/01/16	AAA	287,890

250 CAD	Canadian Government Bond	3.250%	6/01/21	AAA	272,834

625 CAD	Total Canada				659,870
	Finland – 2.5%

250 EUR	Finland Government Bond	3.375%	4/15/20	AAA	350,838
	Germany – 5.7%

390 EUR	Deutschland Republic	2.250%	9/04/21	AAA	525,350

200 EUR	Bundesobligation	1.250%	10/14/16	AAA	264,479

590 EUR	Total Germany				789,829
	Indonesia – 0.8%

100	Republic of Indonesia, 144A	5.875%	3/13/20	BB+	113,250
	Mexico – 6.0%

40 MXN	Mexican Bonos de DeSarrollo	9.500%	12/18/14	A–	320,609

50 MXN	Mexican Bonos de DeSarrollo	6.250%	6/16/16	Baa1	368,776

20 MXN	Mexican Bonos de DeSarrollo	6.500%	6/10/21	A–	143,113

110 MXN	Total Mexico				832,498

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

December 31, 2011

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Netherlands – 2.5%

$150 EUR	Netherlands Government	2.750%	1/15/15	AAA	$205,374

100 EUR	Netherlands Government	3.750%	1/15/23	Aaa	146,909

250 EUR	Total Netherlands				352,283
	New Zealand – 2.2%

350 NZD	New Zealand Government	6.000%	12/15/17	Aaa	312,199
	Norway – 3.1%

2,300 EUR	Norway Government Bond	3.750%	5/25/21	AAA	426,401
	Peru – 0.5%

50	Republic of Peru	6.550%	3/14/37	BBB	63,500
	Philippines – 0.7%

100	Republic of the Philippines	4.000%	1/15/21	Ba2	102,500
	South Africa – 2.4%

2,800 ZAR	Republic of South Africa	7.250%	1/15/20	A	333,501
	Sweden – 2.4%

2,000 SEK	Swedish Government	3.500%	6/01/22	AAA	341,785
	Turkey – 3.8%

1,100 TRY	Turkey Government Bond	0.000%	11/07/12	N/R	529,185
	United Kingdom – 11.1%

100 GBP	United Kingdom, Treasury Bill	4.500%	3/07/13	AAA	162,935

100 GBP	United Kingdom, Treasury Bill	4.000%	9/07/16	AAA	177,584

250 GBP	United Kingdom, Treasury Bill	3.750%	9/07/19	AAA	448,045

350 GBP	United Kingdom, Treasury Bill	3.750%	9/07/21	AAA	628,649

70 GBP	United Kingdom, Treasury Bill	4.250%	9/07/39	AAA	133,882

870 GBP	Total United Kingdom				1,551,095
	Total Sovereign Debt (cost $7,521,891)				7,468,587

Shares	Description (1)	Coupon			Value
	SHORT-TERM INVESTMENTS – 22.5%

	Money Market Funds – 22.5%

3,134,657	State Street Institutional Liquid Reserve Fund	0.150% (4)			$3,134,657
	Total Short-Term Investments (cost $3,134,657)				3,134,657
	Total Investments (cost $16,603,802) – 118.8%				16,575,417
	Other Assets Less Liabilities – (18.8)% (5)				(2,620,497)
	Net Assets – 100%				$13,954,920

Investments in Derivatives at December 31, 2011:

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (5)
Citigroup	Brazilian Real	1,350,000	U.S. Dollar	725,806	1/04/12	$2,984
Morgan Stanley	Danish Krone	4,000,000	U.S. Dollar	699,521	2/16/12	2,764
Morgan Stanley	Euro	500,000	U.S. Dollar	667,675	2/13/12	20,323
Morgan Stanley	Euro	500,000	U.S. Dollar	649,442	2/16/12	2,071
Morgan Stanley	Euro	1,145,712	U.S. Dollar	1,533,649	2/29/12	50,058
Citigroup	Malaysian Ringgit	1,400,000	U.S. Dollar	441,640	1/06/12	223
Citigroup	South Korean Won	1,500,000,000	U.S. Dollar	1,293,103	1/06/12	(8,896)

52	Nuveen Investments

Investments in Derivatives at December 31, 2011 (continued):

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (5)
Citigroup	U.S. Dollar	752,508	Brazilian Real	1,350,000	1/04/12	$(29,686)
Citigroup	U.S. Dollar	1,332,741	South Korean Won	1,500,000,000	1/06/12	(31,381)
Citigroup	U.S. Dollar	448,718	Malaysian Ringgit	1,400,000	1/06/12	(7,300)
Morgan Stanley	U.S. Dollar	450,000	Indonesian Rupiah	4,068,000,000	1/09/12	(1,833)
Morgan Stanley	U.S. Dollar	768,145	Chinese Yuan	4,900,000	12/07/12	7,287
Citigroup	U.S. Dollar	720,923	Brazilian Real	1,350,000	2/02/12	(3,287)
Morgan Stanley	U.S. Dollar	1,017,394	Canadian Dollar	1,030,000	2/06/12	(7,234)
Citigroup	U.S. Dollar	448,873	Chilean Peso	232,000,000	2/06/12	(4,685)
Morgan Stanley	U.S. Dollar	692,353	Australian Dollar	678,000	2/07/12	(2,137)
Morgan Stanley	U.S. Dollar	773,823	Mexican Peso	10,500,000	2/07/12	(23,950)
Morgan Stanley	U.S. Dollar	134,903	New Zealand Dollar	173,379	2/08/12	(329)
Morgan Stanley	U.S. Dollar	693,351	Canadian Dollar	700,000	2/09/12	(6,881)
Citigroup	U.S. Dollar	1,289,879	South Korean Won	1,500,000,000	2/13/12	12,121
Citigroup	U.S. Dollar	440,390	Malaysian Ringgit	1,400,000	2/27/12	1,027
						$(28,741)

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (6)	Current Credit Spread (7)	Notional Amount		Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation Depreciation) (U.S. Dollars) (5)
Citibank N.A.	Markit CDX NA HY17 Index	Sell	7.04%	$784,000	USD	5.000%	12/20/16	$(34,378)	$3,638
Citibank N.A.	Markit CDX NA IG17 Index	Sell	1.25	1,000,000	USD	1.000	12/20/16	(9,384)	2,370
Citibank N.A.	CITI ITRX EUR XOVER Index	Sell	8.13	400,000	EUR	5.000	12/20/16	(47,380)	(2,881)
Morgan Stanley	ITRAXX ASIA EX JAPAN IG Index	Sell	1.97	500,000	USD	1.000	12/20/16	(23,999)	(4,067)
Morgan Stanley	ITRAXX EUROPE Index	Sell	1.91	600,000	EUR	1.000	12/20/16	(25,749)	(1,251)
									$(2,191)
*	Annualized.

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation Depreciation) (U.S. Dollars) (5)
3 Month Euro Euribor	Long	23	3/14	$7,347,408	$18,451
U.S. Treasury Long Bond	Short	(2)	3/12	(289,625)	433
					$18,884

Call Options Purchased outstanding:

Number of Contracts	Type	Notional Amount (8)	Expiration Date	Strike Price	Value (5)
17	U.S. 10-Year Note Futures	$226,100	2/12	133.0	$2,922
	Total Call Options Purchased (premiums paid $6,216)				$2,922

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Global Total Return Bond Fund (continued)

December 31, 2011

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	The rate shown is the annualized seven-day effective yield as of December 31, 2011.

(5)	Other Assets Less Liabilities, includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at December 31, 2011.

(6)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(7)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by Strike Price by 100.

N/R	Not rated.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound Sterling

MXN	Mexican Peso

NZD	New Zealand Dollar

SEK	Swedish Krona

TRY	Turkish Lira

USD	United States Dollar

ZAR	South African Rand

See accompanying notes to financial statements.

54	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund

December 31, 2011

Shares	Description (1)				Value

	COMMON STOCKS – 1.1%

	Building Products – 0.0%

527	Dayton Superior, (3)				$30,195

585	Dayton Superior, (3)				33,550
	Total Building Products				63,745
	Consumer Discretionary – 0.1%

14,000	Target Corporation				717,080
	Consumer Staples – 0.1%

12,306	Archer-Daniels-Midland Company, (4)				351,952
	Energy – 0.3%

5,300	ConocoPhillips, (4)				386,211

10,500	Marathon Petroleum Corporation				349,545

34,000	Pengrowth Energy Corporation				358,020

34,000	Provident Energy Limited				329,460
	Total Energy				1,423,236
	Financials – 0.3%

15,700	Mid-America Apartment Communities				982,035

57,000	Och-Ziff Capital Management Group, Class A Shares				479,370

18,000	Protective Life Corporation, (4)				406,080
	Total Financials				1,867,485
	Industrials – 0.1%

21,658	Delta Air Lines, Inc., (5)				175,213

2,860	Magnachip Semiconductor Inc Escrow, (5), (6)				21,393

21,100	Nortek Inc., (5)				551,976
	Total Industrials				748,582
	Telecommunication Services – 0.2%

14,506	FairPoint Communications Inc., (4), (5)				62,814

8,300	Nippon Telegraph and Telephone Corporation, ADR				210,239

18,000	Telefonica S.A., Sponsored ADR				309,420

19,000	Vodafone Group PLC, Sponsored ADR, (4)				532,570
	Total Telecommunication Services				1,115,043
	Total Common Stocks (cost $7,112,307)				6,287,123

Shares	Description (1)				Value
	EXCHANGE-TRADED FUNDS – 0.3%

5,000	iShares Iboxx HY Corp Bond ETF, (4)				$447,150

2,900	SPDR DB International Government Inflation Protected Bond ETF				164,604

14,400	SPDR S&P Dividend ETF				775,728
	Total Exchange-Traded Funds (cost $1,254,882)				1,387,482

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 89.3%

	Aerospace & Defense – 1.5%

$1,900	CHC Helicopter, (4)	9.250%	10/15/20	B+	$1,710,000

1,000	Ducommun Inc., 144A	9.750%	7/15/18	B–	1,015,000

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Aerospace & Defense (continued)

$3,010	DynCorp International Inc.	10.375%	7/01/17	B2	$2,618,700

2,900	Huntington Ingalls Industries Inc., 144A	6.875%	3/15/18	BB	2,842,000
8,810	Total Aerospace & Defense				8,185,700
	Air Freight & Logistics – 0.6%

3,300	Park-Ohio Industries Inc.	8.125%	4/01/21	B3	3,250,500
	Airlines – 2.1%

2,350	Air Canada, 144A	12.000%	2/01/16	B–	2,026,875

1,000	American Airlines Inc., (4)	10.500%	10/15/12	N/R	955,000

2,782	American Airlines Pass Through Certificates Trust, Series 2011-1, (4)	7.000%	1/31/18	B+	2,475,550

2,964	Continental Airlines, inc.	7.875%	7/02/18	Ba3	2,890,325

1,000	North Atlantic Trading Company, 144A	19.000%	1/15/17	Caa2	955,000

2,544	United Airlines Inc., 144A	12.000%	11/01/13	BB	2,652,120
12,640	Total Airlines				11,954,870
	Auto Components – 1.2%

2,250	American & Axle Manufacturing Inc., (4)	7.750%	11/15/19	B1	2,205,000

2,250	Dana Holding Corporation	6.500%	2/15/19	BB–	2,272,500

2,565	Pittsburgh Glass Works LLC, 144A	8.500%	4/15/16	B+	2,468,813
7,065	Total Auto Components				6,946,313
	Automobiles – 0.9%

4,250	Chrysler GP/CG Company, 144A, (4)	8.250%	6/15/21	B	3,867,500

750	Ford Motor Company, (4)	7.450%	7/16/31	BB+	900,000
5,000	Total Automobiles				4,767,500
	Biotechnology – 0.4%

2,105	STHI Holding Corporation, 144A	8.000%	3/15/18	B	2,162,888
	Building Products – 2.0%

1,135	Associated Materials Inc., (4)	9.125%	11/01/17	B	990,288

3,897	Corporativo Javer S.A. de C.V, 144A, (4)	9.875%	4/06/21	B+	3,546,270

3,000	Nortek Inc.	10.000%	12/01/18	B	2,842,500

1,500	Ply Gem Industries Inc., (4)	8.250%	2/15/18	B–	1,306,875

2,830	Texas Industries Inc., (4)	9.250%	8/15/20	B–	2,532,850
12,362	Total Building Products				11,218,783
	Capital Markets – 1.9%

2,000	Ace Cash Express Inc., 144A, (4)	11.000%	2/01/19	B	1,835,000

2,500	Constellation Enterprises LLC, 144A	10.625%	2/01/16	B	2,350,000

2,000	E Trade Financial Corporation, (4)	7.875%	12/01/15	B2	2,010,000

2,690	Goldman Sachs Capital II	5.793%	6/01/43	BBB+	1,654,350

1,000	MPL 2 Acquisition Canco	9.875%	8/15/18	B	875,000

2,000	Speedy Cash Inc,, 144A	10.750%	5/15/18	B	2,010,000
12,190	Total Capital Markets				10,734,350
	Chemicals – 2.3%

755	Georgia Gulf Corporation	9.000%	1/15/17	B+	798,413

2,000	Huntsman International LLC, Series 2011, (4)	8.625%	3/15/21	B	2,120,000

2,500	Ineos Finance PLC, 144A, (4)	9.000%	5/15/15	Ba3	2,537,500

2,000	IntelSat Jackson Holding, 144A, (4)	8.500%	11/01/19	B	2,120,000

3,500	Momentive Performance Materials, 144A	9.000%	1/15/21	Caa1	2,660,000

2,000	Omonva Solutions Inc.	7.875%	11/01/18	B2	1,730,000

1,000	Vertellus Specialities Inc., 144A	9.375%	10/01/15	B	765,000
13,755	Total Chemicals				12,730,913

56	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Banks – 0.8%

$2,000	ABN AMRO North America Holding Capital, 144A	6.523%	12/29/49	BB+	$1,362,500

2,000	PrivatBank Commercial Bank JSC	8.750%	2/09/16	B1	1,157,600

1,750	Regions Financial Corporation	5.750%	6/15/15	BBB–	1,671,250
5,750	Total Commercial Banks				4,191,350
	Commercial Services & Supplies – 1.9%

1,100	Aramark Holdings Corporation, 144A	8.625%	5/01/16	B–	1,133,000

915	Casella Waste Systems Inc.	7.750%	2/15/19	B–	894,413

2,300	Donnelley & Son Company, (4)	7.250%	5/15/18	BB+	2,231,000

1,000	Donnelley & Son Company	7.625%	6/15/20	BBB	935,000

1,000	Emergency Medical Services Corporation, (4)	8.125%	6/01/19	B–	997,500

1,715	EnergySolutions Inc.	10.750%	8/15/18	BB–	1,605,669

750	Geo Group Inc.	6.625%	2/15/21	B+	753,750

1,300	Liberty Tire Recycling, 144A	11.000%	10/01/16	B	1,296,750

1,000	Suare Two Financial Corporation	11.625%	4/01/17	B	965,000
11,080	Total Commercial Services & Supplies				10,812,082
	Communications Equipment – 0.6%

3,250	Goodman Networks Inc., 144A	12.125%	7/01/18	B+	3,103,750
	Computers & Peripherals – 0.6%

2,563	Hutchinson Technology Inc., (4)	8.500%	1/15/26	N/R	1,816,526

1,600	Seagate HDD Cayman	6.875%	5/01/20	BB+	1,644,000
4,163	Total Computers & Peripherals				3,460,526
	Construction & Engineering – 0.5%

1,500	Shea Homes LP, 144A	8.625%	5/15/19	B	1,402,500

1,500	Wyle Services Corporation, 144A	10.500%	4/01/18	B–	1,500,000
3,000	Total Construction & Engineering				2,902,500
	Construction Materials – 0.8%

2,000	Cemex SAB de CV, 144A	9.000%	1/11/18	B+	1,595,000

3,000	West China Cement Limtied, 144A, (4)	7.500%	1/25/16	BB	2,445,000

2,000	William Lyon Homes Inc.	7.500%	2/15/14	C	570,000
7,000	Total Construction Materials				4,610,000
	Consumer Finance – 1.0%

5,000	AFGC Capital Trust I, 144A	6.000%	1/15/67	Caa2	2,075,000

3,700	Ally Financial Inc.	6.250%	12/01/17	BB	3,569,020
8,700	Total Consumer Finance				5,644,020
	Containers & Packaging – 2.0%

3,250	Berry Plastics Corporation, 144A, (4)	9.750%	1/15/21	Caa1	3,241,875

1,000	Graham Packaging Company LP, GPC Capital Corporation I	8.250%	10/01/18	B	1,008,750

2,755	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	2,631,025

2,500	Longview Fibre Paper & Packaging, 144A	8.000%	6/01/16	B+	2,500,000

2,000	Solo Cup Company, (4)	8.500%	2/15/14	CCC	1,840,000
11,505	Total Containers & Packaging				11,221,650
	Diversified Financial Services – 0.9%

800	Eksportfinans ASA	1.875%	4/02/13	BBB+	754,270

2,500	Metalloinvest Finance Limited, 144A	6.500%	7/21/16	BB–	2,237,500

2,300	UPCB Finance III Limited, 144A	6.625%	7/01/20	Ba3	2,265,500
5,600	Total Diversified Financial Services				5,257,270

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services – 3.0%

$1,500	Alaska Communications Systems Group Inc.	6.250%	5/01/18	N/R	$954,375

1,043	FairPoint Communications Inc., (4)	13.125%	4/02/18	N/R	10,430

2,550	Frontier Communications Corporation, (4)	8.500%	4/15/20	BB+	2,610,563

2,825	Integra Telecom, 144A	10.750%	4/15/16	B–	2,309,438

2,500	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	2,418,750

1,970	IntelSat Jackson Holdings, 144A, (4)	7.250%	4/01/19	B	1,999,550

2,500	Level 3 Communications Inc., (4)	11.875%	2/01/19	B–	2,662,500

1,750	Sprint Nextel Corporation	6.000%	12/01/16	B+	1,452,500

2,250	Windstream Corporation, (4)	7.875%	11/01/17	BB+	2,435,625
18,888	Total Diversified Telecommunication Services				16,853,731
	Electric Utilities – 2.0%

2,350	Edison Mission Energy, (4)	7.500%	6/15/13	B–	2,279,500

2,000	Empresa Distribuidora y Comercializadora Norte S.A, 144A, (4)	9.750%	10/25/22	B2	1,640,000

3,000	Energy Future Holdings, (4)	10.875%	11/01/17	B	2,415,000

2,991	Midwest Generation LLC	8.560%	1/02/16	Ba3	3,021,015

2,000	Texas Competitive Electric Holdings, 144A, (4)	11.500%	10/01/20	B	1,697,500
12,341	Total Electric Utilities				11,053,015
	Energy Equipment & Services – 3.0%

2,500	Alta Mesa Holdngs Finance	9.625%	10/15/18	B	2,425,000

1,500	Evergreen Solar Inc.	13.000%	4/15/15	N/R	780,000

2,000	Forbes Energy Services	9.000%	6/15/19	B–	1,870,000

2,000	Green Field Energy Services, 144A	13.000%	11/15/16	CCC+	1,940,000

3,100	Jasper Explorer Limited Cyprus	13.500%	5/27/16	N/R	2,573,899

2,800	NGPL PipeCo LLC	7.119%	12/15/17	BB+	2,764,104

2,800	SESI LLC, Convertible Bond, 144A, (4)	7.125%	12/15/21	BB+	2,940,000

1,700	Troll Drilling & Services Ltd.	13.750%	8/19/16	N/R	1,598,578
18,400	Total Energy Equipment & Services				16,891,581
	Food & Staples Retailing – 0.4%

2,000	Rite Aid Corporation, (4)	7.500%	3/01/17	BB–	1,997,500
	Food Products – 3.1%

2,050	Fage Dairy Industry SA, 144A	9.875%	2/01/20	B–	1,814,250

400	JBS Finance II Limited, 144A	8.250%	1/29/18	BB	363,000

2,800	JBS USA LLC	7.250%	6/01/21	BB	2,611,000

2,500	Land O Lakes Capital Trust I	7.450%	3/15/28	Ba1	2,393,750

3,400	Marfrig Overseas Limited	9.500%	5/04/20	B+	2,516,000

1,575	MHP SA, 144A	10.250%	4/29/15	B	1,386,000

1,500	Mriya Agro Holding PLC, 144A	10.950%	3/30/16	B	1,311,063

2,550	Pinnacle Foods Finance LLC, (4)	8.250%	9/01/17	B3	2,652,000

2,275	Viterra Inc.	5.950%	8/01/20	BBB–	2,324,948
19,050	Total Food Products				17,372,011
	Health Care Equipment & Supplies – 4.1%

2,000	Acadia Healthcare, 144A	12.875%	11/01/18	B–	1,980,000

2,000	Accellent Inc.	10.000%	11/01/17	CCC+	1,620,000

2,000	Chiron Merger Sub Inc., 144A	10.500%	11/01/18	B	1,960,000

58	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Health Care Equipment & Supplies (continued)

$2,915		Community Health Systems, Inc., 144A, (4)	8.000%	11/15/19	B	$2,944,150

2,135		HCA Holdings Inc., (4)	7.750%	5/15/21	B–	2,172,363

2,000		Health Management Associates, 144A, (4)	7.375%	1/15/20	BB–	2,080,000

1,850		HealthSouth Corporation, (4)	7.750%	9/15/22	B+	1,819,938

1,810		Kindred Healthcare Inc., Term Loan, (4)	8.250%	6/01/19	B–	1,520,400

1,500		Merge Healthcare Inc.	11.750%	5/01/15	B+	1,590,000

1,250		National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	1,151,563

1,000		Radiation Therapy Services Inc.	9.875%	4/15/17	B3	747,500

3,020		Res-Care Inc., 144A	10.750%	1/15/19	B–	3,118,150

—	(7)	Symbion Inc.	11.000%	8/23/15	CCC+	487
23,480		Total Health Care Equipment & Services				22,704,551
		Hotels, Restaurants & Leisure – 4.2%

1,350		Ameristar Casinos, Inc., (4)	7.500%	4/15/21	B+	1,390,500

2,500		Chukchansi Economic Development Authority, 144A	8.000%	11/15/13	Ca	1,612,500

1,500		CKE Holdings, 144A	10.500%	3/14/16	Caa1	1,432,500

2,000		El Pollo Loco Inc., 144A	17.000%	1/01/18	Caa2	1,700,000

1,000		Fontainebleau Las Vegas	10.250%	6/15/15	N/R	625

30		Greektown LLC, (3), (4), (5)	10.750%	12/01/13	N/R	—

2,500		Harrah’s Operating Company, Inc., 144A	12.750%	4/15/18	CCC	1,987,500

1,500		Icon Health and Fitness Inc., 144A	11.875%	10/15/16	B	1,218,750

2,680		Isle of Capri Casinos, Inc., (4)	7.750%	3/15/19	B–	2,452,200

2,500		MGM Mirage Inc., (4)	6.875%	4/01/16	B–	2,312,500

2,500		MGM Resorts International	10.000%	11/01/16	B–	2,625,000

1,500		Mohegan Tribal Gaming Authority	6.125%	2/15/13	Caa2	1,005,000

500		MTR Gaming Group Inc., (4)	11.500%	8/01/19	B–	426,250

3,250		Rare Restaurant Group LLC	9.250%	5/15/14	CCC	2,600,000

2,550		Reynolds Group	9.250%	5/15/18	B–	2,441,625
27,860		Total Hotels, Restaurants & Leisure				23,204,950
		Household Durables – 1.6%

3,250		Beazer Homes USA, Inc., (4)	9.125%	6/15/18	CCC	2,234,375

1,750		Central Garden & Pet Compa	8.250%	3/01/18	B	1,715,000

1,500		K. Hovnanian Enterprises Inc., (4)	10.625%	10/15/16	B–	1,196,250

3,095		Standard Pacific Corporation	10.750%	9/15/16	B	3,249,750

1,000		William Lyon Homes Inc.	10.750%	4/01/13	C	285,000
10,595		Total Household Products				8,680,375
		Independent Power Producers & Energy Traders – 1.6%

2,275		AES Corporation	8.000%	10/15/17	BB	2,502,500

2,495		Calpine Corporation, 144A, (4)	7.875%	7/31/20	BB	2,688,363

1,800		Mirant Americas Generation LLC	8.500%	10/01/21	BB	1,678,500

2,000		NRG Energy Inc., 144A	7.875%	5/15/21	BB	1,950,000
8,570		Total Independent Power Producers & Energy Traders				8,819,363
		Industrial Conglomerates – 1.1%

3,730		Abengoa Finance SAU, 144A	8.875%	11/01/17	BB	3,730,000

445		Offshore Group Investment Limited	11.500%	8/01/15	B–	481,156

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial Conglomerates (continued)

$2,000	Panoro Energy ASA	12.000%	11/15/18	N/R	$2,000,000
6,175	Total Industrial Conglomerates				6,211,156
	Insurance – 1.6%

2,300	American International Group, Inc.	6.250%	3/15/37	BBB	1,664,625

4,500	Glen Meadows Pass Through Trust	6.505%	2/12/67	BB+	3,172,500

2,500	Lincoln National Corporation, (4)	7.000%	5/17/66	BBB	2,256,250

2,500	XL Capital Ltd, (4)	6.500%	12/29/49	BBB–	1,956,250
11,800	Total Insurance				9,049,625
	Internet Software & Services – 0.2%

1,500	Earthlink Inc., (4)	8.875%	5/15/19	B2	1,380,000
	IT Services – 1.5%

5,475	First Data Corporation, 144A, (4)	8.750%	1/15/22	B–	4,708,500

1,981	First Data Corporation, 144A	12.625%	1/15/22	B–	1,723,470

2,000	IPayment Inc	10.250%	5/15/18	B3	1,880,000
9,456	Total IT Services				8,311,970
	Machinery – 1.3%

1,000	Cleaver-Brooks Inc.	12.250%	5/01/16	B	1,000,000

2,500	CNH America LLC, (4)	7.250%	1/15/16	BB+	2,681,250

2,500	Commercial Vehicle Group, 144A	7.875%	4/15/19	B2	2,406,250

1,000	Trimas Corporation, (4)	9.750%	12/15/17	B2	1,085,000
7,000	Total Machinery				7,172,500
	Marine – 0.5%

1,000	Marquette Transportation Company Inc., Finance	10.875%	1/15/17	B–	1,007,500

2,725	Navios Maritime Acquisition Corporation, (4)	8.625%	11/01/17	B	1,975,625
3,725	Total Marine				2,983,125
	Media – 5.4%

2,135	AMC Networks Inc., 144A, (4)	7.750%	7/15/21	B+	2,321,813

2,000	American Media Inc., 144A, (4)	13.500%	6/15/18	CCC+	1,620,000

2,500	Belo Corporation, (4)	7.750%	6/01/27	BB	2,168,750

4,000	Charter Communications, CCO Holdings LLC	7.000%	1/15/19	BB–	4,170,000

3,300	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	2,780,250

2,500	CSC Holdings Inc.	7.875%	2/15/18	BB	2,768,750

2,200	Cumulus Media Inc., 144A, (4)	7.750%	5/01/19	B3	1,952,500

1,750	Dish DBS Corporation, (4)	6.750%	6/01/21	Ba2	1,885,625

500	Media General Inc., (4)	11.750%	2/15/17	B3	477,500

2,000	National CineMedia LLC	7.875%	7/15/21	B	1,982,500

2,000	Virgina Media Finance PLC, (4)	9.500%	8/15/16	BB+	2,245,000

2,375	WM Finance Corporation, 144A	11.500%	10/01/18	B–	2,357,188

3,345	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB	3,512,250
30,605	Total Media				30,242,126
	Metals & Mining – 7.1%

2,250	AK Steel Corporation, (4)	7.625%	5/15/20	BB–	2,115,000

1,000	Aleris International Inc.	10.000%	12/15/16	N/R	100

2,300	Alrosa Finance SA, 144A	7.750%	11/03/20	BB–	2,288,500

60	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$1,750	AM Castle & Company, 144A	12.750%	12/15/16	B3	$1,758,750

2,250	APERAM, 144A	7.750%	4/01/18	BB	1,867,500

1,500	ArcelorMittal	6.750%	3/01/41	BBB	1,348,845

1,000	Atkore International Inc.	9.875%	1/01/18	B	957,500

2,750	Fosun International Limited, 144A, (4)	7.500%	5/12/16	BB+	2,392,500

2,000	Goden Close Marit Corporation	11.000%	12/09/15	N/R	2,090,000

1,750	Harmony Foods Corporation, 144A	10.000%	5/01/16	B–	1,758,750

1,900	Hidili Industry Internationl Development Limited, 144A, (4)	8.625%	11/04/15	B+	1,415,500

3,490	JMC Steel Group, 144A	8.250%	3/15/18	B	3,402,750

2,000	Mirabela Nickel Limited, 144A, (4)	8.750%	4/15/18	B2	1,795,000

2,600	Patriot Coal Corporation, (4)	8.250%	4/30/18	B+	2,496,000

4,835	Taseko Mines Limited	7.750%	4/15/19	B	4,363,588

2,000	Tempel Steel Company, 144A	12.000%	8/15/16	B	1,900,000

3,265	Thompson Creek Metals Company	7.375%	6/01/18	B	2,905,850

1,550	Vedanta Resources PLC, 144A, (4)	9.500%	7/18/18	BB	1,333,000

2,000	Winsway Coking Coal Holding Limited, 144A, (4)	8.500%	4/08/16	BB	1,590,000

2,000	WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	1,780,000
44,190	Total Metals & Mining				39,559,133
	Multiline Retail – 0.7%

1,650	Burlington Coat Factory	10.000%	2/15/19	Caa1	1,612,875

2,000	Macys Retail Holdings Inc.	7.875%	8/15/36	BBB–	2,097,860
3,650	Total Multiline Retail				3,710,735
	Oil, Gas & Consumable Fuels – 13.3%

2,400	Black Elk Energy Offshore Operations LLC	13.750%	12/01/15	B	2,439,000

1,000	Bluewater Holding BV	3.525%	7/17/14	N/R	790,000

1,000	Bumi Capital Pte Limited, 144A	12.000%	11/10/16	BB	1,010,000

1,825	Calumet Specialty Products, 144A	9.375%	5/01/19	B	1,770,250

2,475	Carrizo Oil and Gas Inc., (4)	8.625%	10/15/18	B–	2,499,750

1,900	Chaparral Energy Inc.	9.875%	10/01/20	B–	2,052,000

1,000	Connacher Oil and Gas Limited, 144A	8.500%	8/01/19	BB–	905,000

2,000	El Paso Corporation, (4)	7.750%	1/15/32	BB+	2,310,000

3,150	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	3,417,750

2,500	Exco Resources Inc.	7.500%	9/15/18	B	2,362,500

1,500	Floatel Superior Ltd	13.000%	9/02/15	N/R	1,665,000

1,100	Global Rig Company ASA	13.000%	6/15/15	N/R	1,078,000

3,720	Inergy LP Finance	7.000%	10/01/18	Ba3	3,775,800

2,325	Kodiak Oil and Gas Corporation, 144A, (4)	8.125%	12/01/19	B–	2,409,281

2,125	Linn Energy LLC Finance Corporation, (4)	8.625%	4/15/20	B	2,305,625

2,520	Martin Mid-Stream Partners LP Finance	8.875%	4/01/18	B	2,595,600

2,500	Ocean Rig UDW Inc.	9.500%	4/27/16	CCC+	2,281,250

2,500	OGX Petroleo e Gas Participacoes SA, 144A	8.500%	6/01/18	B+	2,450,000

3,475	PetroPlus Finance, (4)	9.375%	9/15/19	CCC	1,754,875

2,300	Polarcus Alima AS	12.150%	10/29/16	B–	2,185,000

1,000	Range Resources Corporation	8.000%	5/15/19	BB	1,115,000

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,925	Rubicon Drilling Services, Utlra-Deepwater Limited, 144A	11.875%	3/15/17	B–	$2,030,875

2,192	Sabine Pass LNG LP, (4)	7.500%	11/30/16	B+	2,202,960

1,000	Sandridge Energy Inc.	7.500%	3/15/21	B3	992,500

1,750	Saratoga Resources Inc.	12.500%	7/01/16	N/R	1,776,250

2,700	Seadrill Limited	6.500%	10/05/15	N/R	2,565,000

3,150	SM Energy Company, 144A	6.625%	2/15/19	BB	3,276,000

2,100	Southern Union Company	3.447%	11/01/66	Ba1	1,958,250

2,850	Springleaf Finance Corporation	6.900%	12/15/17	B	2,052,000

2,250	Stone Energy Corporation	8.625%	2/01/17	B	2,295,000

2,820	Tesoro Petroleum Corporation, (4)	6.500%	6/01/17	BB+	2,890,500

1,995	United Refining Inc., 144A, (4)	10.500%	2/28/18	B	1,865,325

1,000	Valero Energy Corporation	6.625%	6/15/37	BBB	1,072,237

1,500	W&T Offshore, Inc., 144A	8.500%	6/15/19	B	1,552,500

4,075	Western Refining Inc., (4)	11.250%	6/15/17	B+	4,635,313
75,622	Total Oil, Gas & Consumable Fuels				74,336,391
	Paper & Forest Products – 2.1%

1,669	AbitibiBowater Inc., 144A	10.250%	10/15/18	BB–	1,840,073

2,100	McClatchy Company	11.500%	2/15/17	B	2,031,750

2,000	Millar Western Forest Products Ltd, 144A, (4)	8.500%	4/01/21	B–	1,520,000

2,325	Stora Enso Oyj	7.250%	4/15/36	BB	1,894,875

2,575	Tembec Industries, Inc., (4)	11.250%	12/15/18	B–	2,652,250

1,575	Verso Paper Holdings LLC, (4)	11.500%	7/01/14	Ba2	1,606,500
12,244	Total Paper & Forest Products				11,545,448
	Pharmaceuticals – 0.4%

2,315	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB	2,309,213
	Real Estate Investment Trust – 1.0%

2,000	CNL Lifestyle Properties Inc.	7.250%	4/15/19	BB–	1,850,000

3,350	Weyerhaeuser Company	7.375%	10/01/19	BBB–	3,774,338
5,350	Total Real Estate Investment Trust				5,624,338
	Real Estate Management & Development – 2.5%

1,650	Agile Property Holdings Limited, 144A	10.000%	11/14/16	BB	1,460,250

1,875	Central China Real Estate Limited, 144A, (4)	12.250%	10/20/15	B+	1,617,188

2,000	China Overseas Finance Cayman II	5.500%	11/10/20	BBB	1,868,242

2,950	Country Garden Holding Company, 144A, (4)	11.125%	2/23/18	BB–	2,551,750

2,000	Realogy Corporation, 144A	7.875%	2/15/19	Caa1	1,740,000

3,375	Realogy Corporation, 144A, (4)	11.500%	4/15/17	Caa3	2,632,500

1,500	Shanghai Industrial Urban Development Group Limited, 144A	9.750%	7/23/14	B2	1,395,393

1,000	Shimao Property Holdings Limited	11.000%	3/08/18	BB+	779,166
16,350	Total Real Estate Management & Development				14,044,489
	Road & Rail – 0.4%

2,400	Hertz Corporation	7.375%	1/15/21	BB–	2,439,000
	Semiconductors & Equipment – 0.8%

2,000	Freescale Semiconductor Inc., 144A, (4)	10.125%	3/15/18	Ba3	2,180,000

2,000	NXP BV, 144A, (4)	9.750%	8/01/18	B+	2,180,000
4,000	Total Semiconductors & Equipment				4,360,000

62	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Textiles, Apparel & Luxury Goods – 0.3%

$1,350	Liz Claiborne Inc., 144A, (4)	10.500%	4/15/19	B2	$1,444,500
	Trading Companies & Distributors – 1.0%

1,500	Neff Rental LLC/Neff Finance Corporation, 144A	9.625%	5/15/16	B–	1,320,000

850	United Rentals North America Inc.	9.250%	12/15/19	B+	890,375

3,300	United Rentals North America Inc., (4)	8.375%	9/15/20	B	3,217,500
5,650	Total Trading Companies & Distributors				5,427,875
	Wireless Telecommunication Services – 3.1%

1,500	Bakrie Telecom TPE Limited	11.500%	5/07/15	B	930,000

3,250	Clearwire Corporation, (4)	12.000%	12/01/15	B3	3,111,875

3,300	Digicel Group, Limited, 144A	8.875%	1/15/15	B–	3,250,500

3,500	Nextel Communications, Inc., (4)	7.375%	8/01/15	B+	3,202,500

475	NII Capital Corporation	7.625%	4/01/21	B+	471,438

1,500	Sprint Nextel Corporation, 144A, (4)	9.000%	11/15/18	BB	1,575,000

1,500	Trilogy International Partners LLC, (4)	10.250%	8/15/16	CCC+	1,372,495

3,500	Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB+	3,184,995
18,525	Total Wireless Telecommunication Services				17,098,803
$540,366	Total Corporate Bonds (cost $522,199,349)				497,982,469

Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE PREFERRED SECURITIES – 0.5%

	Auto – 0.1%

21,000	General Motors Corporation	4.750%	12/01/13	B+	$719,250
	Oil, Gas & Consumable Fuels – 0.4%

23,975	Chesapeake Energy Corporation, Convertible	5.000%	12/31/49	B+	1,999,515
	Total Convertible Preferred Securities (cost $2,938,210)				2,718,765

Shares	Description (1)	Coupon		Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 4.7%

	Building Residential and Commercial – 0.1%

25,000	M-I Homes, (5)	9.750%		CCC	$287,500
	Diversified – 0.7%

50,000	Digital Realty Trust Inc.	7.000%		Baa3	1,279,500

65,000	Dupont Fabros Technology	7.875%		Ba2	1,632,150

29,338	Seaspan Corporation	9.500%		N/R	800,927
	Total Diversified				3,712,577
	Diversified Banking – 1.4%

3,500	Ally Financial Inc., 144A	7.000%		B3	2,508,953

71,944	Bank of America Corporation	8.625%		BBB–	1,579,890

106,713	Bank of America Corporation	4.000%		BBB–	1,568,681

135,000	Morgan Stanley, Series 2006A	4.000%		BBB+	1,985,850
	Total Diversified Banking				7,643,374
	Diversified Financial Services – 0.5%

98,231	Citigroup Capital Trust IX, (5)	6.000%		BBB	2,103,126

25,000	Citigroup Capital Trust XI	6.000%		Baa3	534,250
	Total Diversified Financial Services				2,637,376

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2011

Shares	Description (1)	Coupon		Ratings (2)	Value

	Financials – 0.4%

45,000	Aspen Insurance Holdings Limited	7.401%		BBB–	$1,111,500

55,000	Endurance Specialty Holdings Limited (5)	7.500%		BBB–	1,401,950
	Total Financials				2,513,450
	Health Care – 0.2%

50,000	Cogdell Spencer Inc.	8.500%		N/R	1,265,000
	Hotels – 0.9%

51,900	Ashford Hospitality Trust Inc., (5)	8.450%		N/R	1,210,308

30,000	Hersha Hospitality Trust, (5)	8.000%		N/R	663,000

50,000	LaSalle Hotel Properties	7.500%		N/R	1,223,500

50,000	Pebblebrook Hotel Trust	7.875%		N/R	1,200,500

40,000	Summit Hotel Properties Inc.	9.250%		N/R	990,000
	Total Hotels				5,287,308
	Manufactured Homes – 0.1%

30,000	Equity Lifestyle Properties Inc.	8.034%		N/R	759,300
	Mortgage – 0.0%

10,000	American Home Mortgage Investment Corporation, (5)	9.250%		N/R	10
	Multi-line Insurance – 0.1%

34,700	American International Group	7.700%		BBB	811,633
	Office Property – 0.2%

40,000	CommomWealth REIT, (4), (5)	7.250%		Baa3	979,600
	Warehouse & Industrial – 0.1%

20,000	First Potomac Realty Trust	7.750%		N/R	507,400
	Sovereign Agency – 0.0%

35,522	Federal Home Loan Mortgage Corporation, (5)	6.550%		C	37,298
	Total $25 Par (or similar) Preferred Securities (cost $28,423,785)				26,441,826

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.2%

$155	U.S. Treasury Notes	3.375%	6/30/13	Aaa	$162,278

1,000	U.S. Treasury Notes, (4)	1.500%	12/31/13	Aaa	1,024,844
$1,155	Total U.S. Government and Agency Obligations (cost $1,159,461)				1,187,122

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 0.0%

$4	Green Tree Financial Corporation, Manufactured Housing Contract Pass Through Certificates, Series 1998-1	6.040%	11/01/29	A	$3,952
$4	Total Asset-Backed and Mortgage-Backed Securities (cost $3,893)				3,952

Shares	Description (1)				Value
	INVESTMENT COMPANIES – 1.0%

26,000	Alliance National Municipal Inc.				$384,280

153,000	Blackrock Credit Allocation Income Trust IV				1,858,950

23,500	Gabelli Global Gold Natural Resources and Income Trust, (4)				331,585

99,500	Pimco Income Strategy Fund, (4)				1,034,800

64	Nuveen Investments

Shares	Description (1)					Value

	INVESTMENT COMPANIES (continued)

119,000	Pioneer Floating Rate Trust					$1,483,930

24,000	First Strategic High Income Fund					366,720
	Total Investment Companies (cost $5,436,180)					5,460,265

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.8%

	Argentina – 0.7%

$1,250	Provincia de Buenos Aires	0.000%		1/26/21	B	$940,625

2,000	Provincia de Cordoba	12.375%		8/17/17	B	1,680,000

1,250	Republic of Argentina	8.750%		6/02/17	B	1,175,000
4,500	Total Argentina					3,795,625
	Ukraine – 0.1%

1,000	Ukraine State Enterprise for Financing of Infrastructure Projects	7.400%		4/20/18	B2	777,500
$5,500	Total Sovereign Debt (cost $5,550,934)					4,573,125

Shares	Description (1)					Value
	WARRANTS – 0.0%

6,488	FairPoint Communications Inc., (5)					649

2,000	Green Field Energy Services					90,000
	Total Warrants (cost $78,416)					90,649

Shares	Description (1)					Value
	TOTAL INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 25.4%

	Money Market Funds – 25.4%

141,911,228	Mount Vernon Securities Lending Prime Portfolio, 0.233% (8),(9)					$141,911,228
	Total Investments Purchased with Collateral from Securities Lending (cost $141,911,228)					141,911,228

Principal Amount (000)/ Shares	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 0.4%

	Money Market Funds – 0.3%

1,805,270	First American Treasury Obligations Fund, Class Z	0.000%	(8)	N/A	N/A	$1,805,270
	U.S. Government and Agency Obligations – 0.1%

$100	U.S. Treasury Bills, (10)	0.053%		7/26/12	Aaa	99,969

120	U.S. Treasury Bills, (10)	0.013%		3/22/12	Aaa	119,995

$220	Total U.S. Government and Agency Obligations					219,964
	Total Short-Term Investments (cost $2,025,250)					2,025,234
	Total Investments (cost $718,093,895) – 123.7%					690,069,240
	Other Assets Less Liabilities – (23.7)% (11)					(132,036,055)
	Net Assets – 100%					$558,033,185

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2011

Investments in Derivatives at December 31, 2011:

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. Treasury 10-Year Note	Long	5	3/12	$655,625	$625
U.S. Treasury Long Bond	Long	32	3/12	4,634,000	38,176
					$38,801

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Investment, or a portion of investment, is out on loan for securities lending.

(5)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Principal Amount (000) rounds to less than $1,000.

(8)	The rate shown is the annualized seven-day effective yield as of December 31, 2011.

(9)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

(10)	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of December 31, 2011.

(11)	Other Assets Less Liabilities, includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

N/A	Not applicable.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

66	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Securities Fund

December 31, 2011

Shares	Description (1)				Value

	EXCHANGE-TRADED FUNDS – 0.0%

1,500	iShares Iboxx HY Corp Bond, (4)				$134,145
	Total Exchange-Traded Funds (cost $129,980)				134,145

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 2.5%

	Auto Components – 0.1%

$175	Dana Holding Corporation	6.500%	2/15/19	BB–	$176,750
	Automobiles – 0.0%

100	Chrysler GP/CG Company, 144A, (4)	8.000%	6/15/19	B	91,500
	Chemicals – 0.1%

150	Huntsman International LLC, (4)	5.500%	6/30/16	B+	147,000

150	Sinochem Overseas Capital Limited, (4)	4.500%	11/12/20	BBB+	146,007
300	Total Chemicals				293,007
	Commercial Banks – 0.1%

200	Banco do Nordeste do Brasil, 144A, (4)	3.625%	11/09/15	BBB	199,500
	Electric Utilities – 0.2%

570	Comision Federal de Electricidad of the United States of Mexcio, 144A	4.875%	5/26/21	Baa1	587,100
	Energy Equipment & Services – 0.2%

350	Energy Transfer Equity LP, (4)	7.500%	10/15/20	BB	382,375

200	NGPL PipeCo LLC	7.119%	12/15/17	BB+	197,436
550	Total Energy Equipment & Services				579,811
	Food Products – 0.1%

250	Viterra Inc.	5.950%	8/01/20	BBB–	255,489
	Health Care Providers & Services – 0.1%

360	HCA Inc.	7.250%	9/15/20	BB+	379,800
	Hotels, Restaurants & Leisure – 0.1%

175	Reynolds Group, 144A	7.125%	4/15/19	BB–	178,063
	Independent Power Producers & Energy Traders – 0.1%

150	AES Corporation	8.000%	10/15/17	BB	165,000

250	Calpine Corporation, 144A, (4)	7.875%	7/31/20	BB	269,375
400	Total Independent Power Producers & Energy Traders				434,375
	Insurance – 0.3%

1,000	Pacific Life Global Funding, 144A	6.050%	2/06/16	A+	1,008,910
	Marine – 0.0%

150	Navios Maritime Acquisition Corporation, (4)	8.625%	11/01/17	B	108,750
	Metals & Mining – 0.5%

150	Alrosa Finance SA, 144A	7.750%	11/03/20	BB–	149,250

1,000	Southern Copper Corporation	7.500%	7/27/35	BBB	1,092,303

200	Taseko Mines Limited	7.750%	4/15/19	B	180,500

350	Vedanta Resources PLC, 144A, (4)	9.500%	7/18/18	BB	301,000
1,700	Total Metals & Mining				1,723,053
	Oil, Gas & Consumable Fuels – 0.4%

130	Carrizo Oil and Gas Inc., (4)	8.625%	10/15/18	B–	131,300

175	Linn Energy LLC Finance Corporation, (4)	8.625%	4/15/20	B	189,875

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Securities Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$250	Range Resources Corporation	8.000%	5/15/19	BB	$278,750

200	Seadrill Limited	6.500%	10/05/15	N/R	190,000

175	SM Energy Company, 144A	6.625%	2/15/19	BB	182,000

150	Tesoro Petroleum Corporation, (4)	6.500%	6/01/17	BB+	153,750
1,080	Total Oil, Gas & Consumable Fuels				1,125,675
	Real Estate Investment Trust – 0.0%

150	Weyerhaeuser Company	7.375%	10/01/19	BBB–	169,000
	Real Estate Management & Development – 0.1%

200	Country Garden Holding Company, 144A, (4)	11.125%	2/23/18	BB–	173,000
	Road & Rail – 0.1%

175	Hertz Corporation	7.375%	1/15/21	BB–	177,844
	Wireless Telecommunication Services – 0.0%

150	NII Capital Corporation	8.875%	12/15/19	B+	157,874
$7,685	Total Corporate Bonds (cost $7,745,861)				7,819,501

Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Oil, Gas & Consumable Fuels – 0.1%

2,000	Chesapeake Energy Corporation, Convertible	5.000%	12/31/49	B+	$166,800
	Total Convertible Preferred Securities (cost $170,000)				166,800

Shares	Description (1)	Coupon		Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.1%

	Diversified Banking – 0.1%

10,000	Bank of America Corporation	5.500%		BBB–	$147,000

13,000	Goldman Sachs Group Inc.	3.750%		BBB+	216,710

3,000	Morgan Stanley, Series 2006A	4.000%		BBB+	44,130
	Total Diversified Banking				407,840
	Sovereign Agency – 0.0%

16,000	Federal National Mortgage Association, (4)	8.250%		C	22,080
	Total $25 Par (or similar) Preferred Securities (cost $891,431)				429,920

Principal Amount (000)	Description (1)	Optional Call Provisions (3)		Ratings (2)	Value
	MUNICIPAL BONDS – 0.4%

	Illinois – 0.4%

$1,130	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19	No Opt. Call		A+	$1,217,914
$1,130	Total Municipal Bonds (cost $1,130,000)				1,217,914

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 89.8%

$1,245	Federal National Mortgage Association	4.625%	5/01/13	Aa2	$1,311,488

1,055	Tennessee Valley Authority, Series A	3.875%	2/15/21	AAA	1,203,657

68	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$2,335	U.S. Treasury Bonds, (4)	8.750%	8/15/20	AAA	$3,682,916

2,580	U.S. Treasury Bonds, (4)	8.000%	11/15/21	AAA	4,032,460

5,961	U.S. Treasury Bonds	2.000%	1/15/26	AAA	7,326,917

8,849	U.S. Treasury Bonds	3.875%	4/15/29	AAA	13,788,876

3,353	U.S. Treasury Inflation Indexed Obligations	2.000%	4/15/12	AAA	3,367,678

2,519	U.S. Treasury Inflation Indexed Obligations	3.000%	7/15/12	AAA	2,572,689

8,034	U.S. Treasury Inflation Indexed Obligations, (4)	0.625%	4/15/13	AAA	8,169,803

3,637	U.S. Treasury Inflation Indexed Obligations	1.875%	7/15/13	AAA	3,802,971

4,669	U.S. Treasury Inflation Indexed Obligations, (4)	2.000%	1/15/14	AAA	4,944,117

6,355	U.S. Treasury Inflation Indexed Obligations, (4)	1.250%	4/15/14	AAA	6,659,439

4,685	U.S. Treasury Inflation Indexed Obligations	2.000%	7/15/14	AAA	5,047,335

4,227	U.S. Treasury Inflation Indexed Obligations	1.625%	1/15/15	AAA	4,559,255

12,830	U.S. Treasury Inflation Indexed Obligations	0.500%	4/15/15	AAA	13,424,539

6,234	U.S. Treasury Inflation Indexed Obligations, (4)	1.875%	7/15/15	AAA	6,874,424

5,333	U.S. Treasury Inflation Indexed Obligations, (4)	2.000%	1/15/16	AAA	5,961,091

19,110	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/16	AAA	19,922,468

6,194	U.S. Treasury Inflation Indexed Obligations	2.500%	7/15/16	AAA	7,164,218

5,984	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/17	AAA	6,946,474

3,824	U.S. Treasury Inflation Indexed Obligations, (4)	2.625%	7/15/17	AAA	4,551,633

6,279	U.S. Treasury Inflation Indexed Obligations	1.625%	1/15/18	AAA	7,150,655

4,134	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	AAA	4,913,639

6,952	U.S. Treasury Inflation Indexed Obligations	1.375%	1/15/20	AAA	7,915,975

10,029	U.S. Treasury Inflation Indexed Obligations, (4)	1.250%	7/15/20	AAA	11,343,974

16,411	U.S. Treasury Inflation Indexed Obligations, (4)	1.125%	1/15/21	AAA	18,301,967

14,165	U.S. Treasury Inflation Indexed Obligations, (4)	0.625%	7/15/21	AAA	15,153,086

11,453	U.S. Treasury Inflation Indexed Obligations, (4)	2.375%	1/15/25	AAA	14,561,854

5,109	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/27	AAA	6,597,621

6,296	U.S. Treasury Inflation Indexed Obligations	1.750%	1/15/28	AAA	7,570,952

8,225	U.S. Treasury Inflation Indexed Obligations	3.625%	4/15/28	AAA	12,228,761

2,900	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	AAA	3,869,172

7,935	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/40	AAA	10,648,857

11,994	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/41	AAA	16,199,775

5,381	U.S. Treasury Notes	1.375%	7/15/18	AAA	6,092,587

4,533	U.S. Treasury Notes	1.875%	7/15/19	AAA	5,341,193
$240,809	Total U.S. Government and Agency Obligations (cost $258,028,142)				283,204,516

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 5.4%

$730	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/10/44	AAA	$769,014

1,040	Extended Stay America Trust 2010-EHSA	4.860%	11/05/27	A	1,052,901

2,300	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	2,481,192

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Securities Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,400	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-CB18	5.440%	6/12/47	Aaa	$1,500,537

2,000	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-CB20 A4	5.794%	2/12/51	AAA	2,202,156

988	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	AAA	1,033,410

1,470	JPMorgan Chase Commerical Mortgage Trust, Commerical Mortage Pass Through Certificates, Series 2011-C4	4.106%	7/15/46	AAA	1,551,438

380	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-C1	5.690%	2/15/51	AAA	413,081

500	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12	5.332%	12/15/43	AAA	558,876

425	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C1 C	5.255%	9/15/47	A	375,586

1,957	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1	2.178%	7/15/49	Aaa	1,974,748

700	OBP Depositor LLC Trust, Commercial Mortgage Pass Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	782,543

713	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	708,874

450	Wells Fargo-RBS Commercial Mortage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	5.392%	2/15/44	A	402,554

1,260	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3, (4)	4.375%	3/15/44	AAA	1,341,645
$16,313	Total Asset-Backed and Mortgage-Backed Securities (cost $16,699,043)				17,148,555

Shares	Description (1)				Value
	INVESTMENT COMPANIES – 0.1%

10,500	Blackrock Credit Allocation Income Trust IV				$127,575

11,000	Pimco Income Strategy Fund, (4)				114,400
	Total Investment Companies (cost $242,375)				241,975

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.6%

	Canada – 0.5%

800 CAD	Canadian Government	1.500%	3/01/12	AAA	$786,038

750 CAD	Canadian Government	3.500%	6/01/20	AAA	830,915
1,550 CAD	Total Canada				1,616,953

	Poland – 0.1%

250 PLN	Republic of Poland	6.375%	7/15/19	A2	276,875
	Total Sovereign Debt (cost $1,761,981)				1,893,828

70	Nuveen Investments

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 34.9%

	Money Market Funds – 34.9%

110,025,443	Mount Vernon Securities Lending Prime Portfolio, 0.233% (5), (6)				$110,025,443
	Total Investments Purchased with Collateral from Securities Lending (cost $110,025,443)				110,025,443

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 1.6%

	Money Market Funds – 1.3%

3,954,290	First American Treasury Obligations Fund, Class Z	0.000% (5)	N/A	N/A	$3,954,290
	U.S. Government and Agency Obligations – 0.3%

$20	U.S. Treasury Bill, (7)	0.008%	2/15/12	Aaa	20,000

625	U.S. Treasury Bill, (7)	0.013%	4/05/12	Aaa	624,967

400	U.S. Treasury Bill, (7)	0.053%	7/26/12	Aaa	399,875

$1,045	Total U.S. Government and Agency Obligations				1,044,842
	Total Short-Term Investments (cost $4,999,174)				4,999,132
	Total Investments (cost $401,823,430) – 135.5%				427,281,729
	Other Assets Less Liabilities – (35.5)% (8)				(112,018,965)
	Net Assets – 100%				$315,262,764

Investments in Derivatives at December 31, 2011:

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Goldman Sachs	U.S. Dollar	788,720	Australian Dollar	800,000	2/21/12	$24,494
Goldman Sachs	U.S. Dollar	3,239,093	Canadian Dollar	3,350,000	2/21/12	45,259
						$69,753

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (9)	Current Credit Spread (10)	Notional Amount (U.S. Dollars)	Fixed Rate	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation Depreciation) (U.S. Dollars)
UBS	MARKIT CDX NA HY 17	Sell	8.37%	$4,900,000	5.00%	12/20/16	$(335,611)	$249,179

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan Chase	$1,000,000	Receive	3-Month USD-LIBOR	3.858%	Semi-Annually	1/19/20	$(176,643)	$(176,643)
UBS	2,000,000	Receive	3-Month USD-LIBOR	1.133	Semi-Annually	3/25/12	(8,514)	(8,514)
UBS	4,000,000	Receive	3-Month USD-LIBOR	1.048	Semi-Annually	6/25/12	(8,621)	(8,621)
UBS	2,000,000	Receive	3-Month USD-LIBOR	3.001	Semi-Annually	8/03/14	(139,467)	(139,467)
								$(333,245)
*	Annualized.

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Securities Fund (continued)

December 31, 2011

Investments in Derivatives at December 31, 2011 (continued):

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation Depreciation) (U.S. Dollars)
U.S. Treasury 10-Year Note	Short	(10)	3/12	$(1,311,250)	$(2,273)
U.S. Treasury 5-Year Note	Long	30	3/12	3,697,734	4,733
U.S. Treasury Long Bond	Long	10	3/12	1,448,125	11,227
U.S. Ultra Bond	Long	1	3/12	160,188	1,545
					$15,232

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Investment, or a portion of investment, is out on loan for securities lending.

(5)	The rate shown is the annualized seven-day effective yield as of December 31, 2011.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of December 31, 2011.

(8)	Other Assets Less Liabilities, includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

(9)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(10)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

N/A	Not Applicable.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar–London Inter-Bank Offered Rate.

CAD	Canadian Dollar

PLN	Polish Zloty

See accompanying notes to financial statements.

72	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Intermediate Government Bond Fund

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 46.1%

$1,105	Fannie Mae Notes	0.550%	9/27/13	AAA	$1,109,484

2,360	Fannie Mae Notes	1.000%	9/02/14	AAA	2,473,776

1,000	Fannie Mae Notes	0.750%	12/19/14	AAA	1,003,083

1,150	Fannie Mae Notes, (3)	2.250%	3/15/16	AAA	1,150,574

1,140	Fannie Mae Notes, (3)	1.250%	9/28/16	AAA	1,138,641

845	Federal Farm Credit Banks, Consolidated Systemwide Notes	2.125%	6/18/12	AAA	862,824

700	Federal Farm Credit Banks, Consolidated Systemwide Notes	2.100%	8/10/12	AAA	744,647

1,400	Federal Farm Credit Banks, Consolidated Systemwide Notes	4.500%	10/17/12	AAA	1,466,990

1,350	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.375%	6/25/13	AAA	1,432,401

1,705	Federal Farm Credit Banks, Consolidated Systemwide Notes	3.875%	10/07/13	AAA	1,732,822

565	Federal Farm Credit Banks, Consolidated Systemwide Notes	2.625%	4/17/14	AAA	583,911

500	Federal Farm Credit Banks, Consolidated Systemwide Notes, (3)	3.000%	9/22/14	AAA	505,922

1,130	Federal Farm Credit Banks, Consolidated Systemwide Notes, (3)	1.500%	11/16/15	AAA	1,140,080

1,080	Federal Home Loan Bank Bonds, (3)	1.500%	1/16/13	Aaa	1,239,143

1,710	Federal Home Loan Bank Bonds, (3)	0.500%	8/28/13	AAA	1,724,715

1,865	Federal Home Loan Bank Bonds, (3)	3.125%	12/13/13	Aaa	1,954,341

1,345	Federal Home Loan Bank Bonds, (3)	0.875%	12/27/13	AAA	1,347,453

2,000	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	2,024,834

365	Federal Home Loan Mortgage Corporation, Notes	0.600%	9/20/13	AAA	416,659

575	Federal Home Loan Mortgage Corporation, Notes	2.500%	4/23/14	AAA	601,070

1,005	Federal Home Loan Mortgage Corporation, Notes, (3)	3.750%	3/27/19	AAA	1,003,804

1,700	Federal National Mortgage Association	5.250%	8/01/12	AAA	1,758,019

1,075	Federal National Mortgage Association	4.625%	5/01/13	AAA	1,134,201

1,145	Federal National Mortgage Association	1.500%	1/27/15	AAA	1,145,657

580	Federal National Mortgage Association, (3)	2.375%	7/28/15	Aa2	610,974

785	Federal National Mortgage Association, (3)	1.875%	10/15/15	Aa2	806,710

270	Freddie Mac Reference Notes, (3)	1.375%	2/25/14	Aa2	301,836

1,140	Freddie Mac Reference Notes	1.000%	7/30/14	AAA	1,143,235

1,925	Freddie Mac Reference Notes, (3)	1.750%	9/10/15	AAA	1,986,090

780	Freddie Mac Reference Notes, (3)	1.500%	9/21/16	AAA	788,363

1,135	Freddie Mac Reference Notes, (3)	5.000%	12/14/18	AAA	1,153,355

345	Private Export Funding	3.050%	10/15/14	Aaa	358,701

505	Private Export Funding	4.550%	5/15/15	Aaa	567,338

550	Private Export Funding	2.125%	7/15/16	Aaa	584,355

2,725	Tennessee Valley Authority	3.875%	2/15/21	AAA	2,912,044

3,175	Tennessee Valley Authority	6.790%	5/23/12	AAA	3,256,921

530	Tennessee Valley Authority, Series A	6.000%	3/15/13	AAA	604,681

695	U.S. Treasury Bonds, (3)	8.125%	8/15/19	AAA	1,096,200

430	U.S. Treasury Bonds, (3)	8.500%	2/15/20	AAA	661,361

1,105	U.S. Treasury Bonds, (3)	8.750%	8/15/20	AAA	1,643,344

635	U.S. Treasury Bonds	9.000%	11/15/18	AAA	960,289

435	U.S. Treasury Bonds, (3)	8.000%	11/15/21	AAA	679,891
$46,560	Total U.S. Government and Agency Obligations (cost $47,909,364)				49,810,739

Nuveen Investments	73

Portfolio of Investments (Unaudited)

Nuveen Intermediate Government Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 52.7%

$820	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$807,264

883	321 Henderson Receivables LLC., Series 2010-1A	5.560%	7/15/59	Aaa	954,790

750	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-PW10	5.405%	12/11/40	AAA	825,582

550	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-T20	5.145%	10/12/42	AAA	608,243

550	Commercial Mortgage Pass-Through Certificates, Series 2005-LP5	4.982%	5/10/43	AAA	599,737

280	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/10/44	AAA	294,964

1,000	Discover Card Master Trust I 2011-A3 A	0.488%	3/15/17	AAA	999,173

862	Extended Stay America Trust 2010-EHSA	2.951%	11/05/27	AAA	863,982

14	Fannie Mae Mortgage Pool 20130401	6.000%	4/01/13	AAA	14,721

11	Fannie Mae Mortgage Pool 20130801	6.500%	8/01/13	AAA	11,131

23	Fannie Mae Mortgage Pool 20131101	6.000%	11/01/13	AAA	24,639

16	Fannie Mae Mortgage Pool 20141001	7.000%	10/01/14	AAA	16,622

1,851	Fannie Mae Mortgage Pool 20150101	3.120%	1/01/15	AAA	1,937,187

141	Fannie Mae Mortgage Pool 20160401	5.500%	4/01/16	AAA	153,060

262	Fannie Mae Mortgage Pool 20170701	7.000%	7/01/17	AAA	289,162

259	Fannie Mae Mortgage Pool 20170701	6.500%	7/01/17	AAA	285,089

164	Fannie Mae Mortgage Pool 20171201	5.500%	12/01/17	AAA	178,385

230	Fannie Mae Mortgage Pool 20180401	5.500%	4/01/18	AAA	247,736

467	Fannie Mae Mortgage Pool 20180501	4.500%	5/01/18	AAA	499,782

557	Fannie Mae Mortgage Pool 20190901	5.500%	9/01/19	AAA	606,194

231	Fannie Mae Mortgage Pool 20220101	6.000%	1/01/22	AAA	254,177

226	Fannie Mae Mortgage Pool 20220601	6.500%	6/01/22	AAA	251,907

283	Fannie Mae Mortgage Pool 20310901	7.000%	9/01/31	AAA	320,111

349	Fannie Mae Mortgage Pool 20311201	6.500%	12/01/31	AAA	385,083

951	Fannie Mae Mortgage Pool 20320401, (3)	6.000%	4/01/32	AAA	1,038,286

779	Fannie Mae Mortgage Pool 20320601	6.500%	6/01/32	AAA	861,870

169	Fannie Mae Mortgage Pool 20320801	6.000%	8/01/32	AAA	184,791

1,453	Fannie Mae Mortgage Pool 20340401	2.416%	4/01/34	AAA	1,529,825

971	Fannie Mae Mortgage Pool 20341001, (3)	5.000%	10/01/34	AAA	1,050,573

575	Fannie Mae Mortgage Pool 20350301, (3)	2.540%	3/01/35	AAA	605,158

219	Fannie Mae Mortgage Pool 20351201	2.068%	12/01/35	AAA	225,680

360	Fannie Mae Mortgage Pool 20360701	2.745%	7/01/36	AAA	382,192

491	Fannie Mae Mortgage Pool 20360801	6.500%	8/01/36	AAA	551,254

297	Fannie Mae Mortgage Pool 20360901	2.548%	9/01/36	AAA	312,010

849	Fannie Mae Mortgage Pool 20370301	5.371%	3/01/37	AAA	901,736

556	Fannie Mae Mortgage Pool 20370401	5.692%	4/01/37	AAA	588,737

661	Fannie Mae Mortgage Pool 20370601	7.000%	6/01/37	AAA	754,906

320	Fannie Mae Mortgage Pool 20380301	2.388%	3/01/38	AAA	336,449

1,051	Fannie Mae Mortgage Pool 20401001	3.500%	10/01/40	AAA	1,081,452

966	Fannie Mae Mortgage Pool 20401201, (3)	4.000%	12/01/40	AAA	1,015,487

1,845	Fannie Mae Mortgage Pool 20401201, (3)	4.000%	11/01/40	AAA	1,939,582

896	Fannie Mae Mortgage Pools 20160401	3.240%	4/01/16	AAA	950,258

74	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,220	Fannie Mae Mortgage TBA Pools (WI/DD)	4.500%	TBA	AAA	$2,362,219

839	Fannie Mae REMIC Pass-Through Certificates 20190725	3.400%	7/25/19	AAA	891,849

1,362	Fannie Mae REMIC Pass-Through Certificates 20190925	3.305%	6/25/19	AAA	1,445,736

1,380	Fannie Mae REMIC Pass-Through Certificates 20200625	2.520%	6/25/20	AAA	1,428,612

503	Fannie Mae REMIC Pass-Through Certificates 20420225	7.108%	2/25/42	Aaa	584,749

1,040	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	AAA	1,064,537

396	FDIC Trust 2001-C1	1.840%	4/25/31	AAA	399,812

755	Federal Home Loan Bank Mortgages 201801115	5.507%	5/01/37	AAA	795,615

814	Federal Home Loan Bank Mortgages 20330901	2.343%	9/01/33	AAA	854,400

598	Federal Home Loan Bank Mortgages 20360301	2.532%	3/01/36	AAA	632,356

472	Federal Home Loan Mortgage Corporation, REMIC 20180315	3.250%	3/15/18	AAA	485,290

299	Federal Home Loan Mortgage Corporation, REMIC SERIES 2843 20180115	4.000%	1/15/18	AAA	302,572

3	Freddie Mac Mortgage Pool, Various 20120901	7.500%	9/01/12	AAA	3,464

14	Freddie Mac Mortgage Pool, Various 20131001	6.000%	10/01/13	AAA	15,060

21	Freddie Mac Mortgage Pool, Various 20140901	7.000%	9/01/14	AAA	22,313

140	Freddie Mac Mortgage Pool, Various 20280101	6.500%	1/01/28	AAA	157,659

24	Freddie Mac Mortgage Pool, Various 20300101	7.500%	1/01/30	AAA	27,178

269	Freddie Mac Mortgage Pool, Various 20310301	6.500%	3/01/31	AAA	308,644

1,187	Freddie Mac Mulitfamily Strucured Pass Through Certificates, Series K701 SERIES K-701 20170625	2.776%	6/25/17	AAA	1,236,392

801	Freddie Mac Multifamily Structured Pass Through Certificates, Series K010 A1 SERIES K-010 20200725	3.320%	7/25/20	Aaa	856,484

654	Freddie Mac Structured Pass-Through Certificates Series T045 SERIES T-045 20120827	4.520%	8/27/12	AAA	665,617

978	Freddie Mac Structured Pass-Through Certificates, Series K008 SERIES K-008 20191225	2.746%	12/25/19	AAA	1,020,562

1,135	GMAC Mortgage Services Advance Funding, Series 2011-1A	3.720%	3/15/23	Aaa	1,132,163

761	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.748%	3/25/43	Ba3	654,974

1,221	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-4F	5.768%	5/25/35	CC	756,813

46	Government National Mortgage Association Pool 20221215	7.500%	12/15/22	AAA	47,906

6	Government National Mortgage Association Pool 20270915	7.000%	9/15/27	AAA	7,257

281	Government National Mortgage Association Pool 20280715	6.500%	7/15/28	AAA	324,476

104	Government National Mortgage Association Pool 20310820	6.500%	8/20/31	AAA	118,971

142	Government National Mortgage Association Pool 20311215	7.500%	12/15/31	AAA	169,753

987	Government National Mortgage Association Pool 20340915	6.000%	9/15/34	AAA	1,129,030

1,020	Government National Mortgage Association Pool 20410220	4.500%	2/20/41	AAA	1,114,536

1,000	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	1,078,779

31	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A	28,711

358	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	BBB	329,584

911	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	922,700

422	Lehman Mortgage Trust, Mortgage Pass Through Certificates, Series 2008-6	5.870%	7/25/47	A	391,623

650	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12	5.332%	12/15/43	AAA	726,538

Nuveen Investments	75

Portfolio of Investments (Unaudited)

Nuveen Intermediate Government Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$714	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1	2.178%		7/15/49	Aaa	$720,317

1,017	National Credit Union Adminstration Guaranteed Structured Collateral Notes	1.600%		10/29/20	AAA	1,029,683

743	Origen Manufactured Housing Contract Trust Collaterlized Notes Series 2005B	5.990%		1/15/37	AA	777,533

455	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2003-QS12	5.000%		6/25/18	CC	362,296

377	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.125%		2/25/41	AAA	375,043

212	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%		8/10/15	AAA	224,588

1,000	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2008-10A	5.902%		2/10/18	AAA	1,134,124

960	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%		3/10/20	AAA	1,003,337

276	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates Series 2005-P10A	4.638%		2/10/15	AAA	294,414

751	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%		2/15/35	AAA	785,364
$54,537	Total Asset-Backed and Mortgage-Backed Securities (cost $55,069,953)					56,940,600

Shares	Description (1)					Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 28.2%

	Money Market Funds – 28.2%

30,419,777	Mount Vernon Securities Lending Prime Portfolio, 0.233% (4), (5)					$30,419,777
	Total Investments Purchased with Collateral from Securities Lending (cost $30,419,777)					30,419,777

Principal Amount (000)/ Shares	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 3.0%

	Money Market Funds – 2.8%

3,007,668	First American Treasury Obligations Fund, Class Z	0.000%	(4)	N/A	N/A	$3,007,668
	U.S. Government and Agency Obligations – 0.2%

$10	U.S. Treasury Bills, (6)	0.008%		2/16/12	Aaa	10,000

200	U.S. Treasury Bills, (6)	0.053%		7/26/12	Aaa	199,937
$210	Total U.S. Government and Agency Obligations					209,937
	Total Short-Term Investments (cost $3,217,633)					3,217,605
	Total Investments (cost $136,616,727) – 130.0%					140,388,721
	Other Assets Less Liabilities – (30.0)% (7)					(32,363,830)
	Net Assets – 100%					$108,024,891

76	Nuveen Investments

Investments in Derivatives at December 31, 2011:

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. Treasury 2-Year Note	Long	68	3/12	$14,997,188	$8,343
U.S. Treasury 5-Year Note	Long	84	3/12	10,353,656	39,452
U.S. Treasury 10-Year Note	Long	20	3/12	2,622,500	23,305
U.S. Treasury Long Bond	Long	16	3/12	2,317,000	19,510
					$90,610

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	The rate shown is the annualized seven-day effective yield as of December 31, 2011.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of December 31, 2011.

(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Purchased on a when-issued or delayed delivery basis.

N/A	Not applicable.

N/R	Not Rated.

See accompanying notes to financial statements.

Nuveen Investments	77

Portfolio of Investments (Unaudited)

Nuveen Intermediate Term Bond Fund

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 47.4%

	Aerospace & Defense – 0.3%

$1,885	Exelis, Inc., 144A	5.550%	10/01/21	BBB+	$1,967,978
	Airlines – 0.3%

1,920	American Airlines Pass Through Trust 2011-2	8.625%	10/15/21	BBB–	1,958,400
	Capital Markets – 3.6%

3,330	Ameriprise Financial, Inc., (4)	5.300%	3/15/20	A	3,583,280

3,205	Deutsche Bank London	3.875%	8/18/14	Aa3	3,260,366

1,165	Goldman Sachs Capital II	5.793%	6/01/43	BBB+	716,475

3,845	Goldman Sachs Group, Inc.	6.150%	4/01/18	A1	3,968,382

3,125	Goldman Sachs Group, Inc.	6.000%	6/15/20	A1	3,201,131

1,605	Goldman Sachs Group, Inc.	5.250%	7/27/21	A1	1,565,742

2,250	Morgan Stanley	5.500%	7/24/20	A	2,045,768

2,180	Morgan Stanley	5.750%	1/25/21	A	2,033,517

3,520	Morgan Stanley, (4)	5.500%	7/28/21	A2	3,254,715

24,225	Total Capital Markets				23,629,376
	Chemicals – 0.8%

2,680	Dow Chemical Company	2.500%	2/15/16	BBB	2,691,661

2,255	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	2,463,876

4,935	Total Chemicals				5,155,537
	Commercial Banks – 4.6%

3,000	Australia and New Zealand Banking Group Limited, 144A	2.400%	11/23/16	AAA	2,971,671

1,245	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	1,255,583

1,910	Bancolombia SA	5.950%	6/03/21	Baa2	1,917,163

925	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A1	906,500

2,340	BNP Paribas	3.250%	3/11/15	AA–	2,211,852

3,245	Comerica Bank	5.750%	11/21/16	A2	3,556,400

1,000	Lloyds TSB Bank	4.375%	1/12/15	A1	962,656

2,500	Lloyds TSB Bank, (4)	4.875%	1/21/16	A1	2,436,460

1,830	National Australia Bank, 144A	3.000%	7/27/16	AA	1,823,170

3,500	Nordea Eiendomskreditt, 144A	1.875%	4/07/14	Aaa	3,503,164

1,000	Royal Bank of Scotland Group PLC	6.400%	10/21/19	A	936,188

2,040	Sovereign Bank	8.750%	5/30/18	A	2,274,578

2,200	Swedbank Hypotek AB, 144A, (4)	2.125%	8/31/16	AAA	2,165,046

2,220	Wachovia Capital Trust III	5.570%	3/29/49	A	1,859,250

1,450	Wachovia Corporation, (4)	5.750%	6/15/17	AA–	1,638,258
30,405	Total Commercial Banks				30,417,939
	Commercial Services & Supplies – 0.6%

1,195	Donnelley & Son Company	7.625%	6/15/20	BBB	1,117,325

2,705	Waste Management Inc.	4.600%	3/01/21	BBB	2,931,244
3,900	Total Commercial Services & Supplies				4,048,569
	Communications Equipment – 0.5%

2,945	Motorola, Inc.	6.000%	11/15/17	BBB	3,300,950

78	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 1.8%

$2,405	American Express Credit Corporation	7.300%	8/20/13	A+	$2,610,048

1,700	American Express Credit Corporation, (4)	2.800%	9/19/16	A+	1,708,330

4,210	Capital One Bank	8.800%	7/15/19	BBB+	4,816,198

2,245	Discover Financial Services	10.250%	7/15/19	BBB	2,736,561
10,560	Total Consumer Finance				11,871,137
	Diversified Financial Services – 6.2%

3,270	Bank of America Corporation	5.875%	1/05/21	A	3,112,474

1,275	Bank of America Corporation, (4)	3.750%	7/12/16	A	1,180,547

2,500	Bank of America Corporation	5.750%	12/01/17	A	2,361,303

2,000	Citigroup Inc.	4.587%	12/15/15	A	2,012,794

2,090	Citigroup Inc.	6.125%	11/21/17	A	2,230,513

2,000	Citigroup Inc.	4.500%	1/14/22	A–	1,924,046

2,395	Countrywide Financial Corporation, 144A, (4)	6.250%	5/15/16	A–	2,256,411

4,770	General Electric Capital Corporation	2.100%	1/07/14	AA+	4,841,407

2,500	General Electric Capital Corporation	3.750%	11/14/14	AA+	2,635,170

3,955	General Electric Capital Corporation	5.625%	9/15/17	AA+	4,377,295

1,530	General Electric Capital Corporation, (4)	5.300%	2/11/21	AA	1,635,497

1,470	ING Bank NV, 144A	4.000%	3/15/16	Aa3	1,420,377

3,290	JPMorgan Chase & Company, (4)	5.150%	10/01/15	A+	3,491,940

7,585	JPMorgan Chase & Company	4.250%	10/15/20	AA–	7,638,269
40,630	Total Diversified Financial Services				41,118,043
	Diversified Telecommunication Services – 1.8%

1,170	Embarq Corporation	7.082%	6/01/16	BBB–	1,268,217

2,570	Telecom Italia Capital S.p.A, (4)	7.175%	6/18/19	BBB	2,408,368

3,300	Telefonica Emisiones SAU	5.462%	2/16/21	BBB+	3,149,078

3,755	Verizon Communications	8.750%	11/01/18	A	5,071,976
10,795	Total Diversified Telecommunication Services				11,897,639
	Electric Utilities – 0.7%

2,220	FirstEnergy Solutions Corporation, (4)	6.050%	8/15/21	BBB	2,463,523

2,100	Ohio Power Company, (4)	6.000%	6/01/16	A–	2,425,059
4,320	Total Electric Utilities				4,888,582
	Electronic Equipment & Instruments – 0.2%

1,205	Ingram Micro Inc.	5.250%	9/01/17	BBB–	1,241,256
	Energy Equipment & Services – 1.3%

2,765	Ensco PLC	4.700%	3/15/21	BBB+	2,879,488

1,735	Nabors Industries Inc., (4)	5.000%	9/15/20	BBB	1,768,834

3,810	Weatherford International Limited Bermuda, (4)	5.125%	9/15/20	BBB	3,959,268
8,310	Total Energy Equipment & Services				8,607,590
	Food Products – 1.5%

1,595	ConAgra Foods, Inc.	5.875%	4/15/14	BBB	1,750,379

1,840	General Mills, Inc.	3.150%	12/15/21	BBB+	1,864,143

2,620	Kellogg Company	4.450%	5/30/16	A3	2,908,297

1,225	Kraft Foods Inc.	6.500%	8/11/17	Baa2	1,457,218

1,785	Kraft Foods Inc.	5.375%	2/10/20	Baa2	2,059,624
9,065	Total Food Products				10,039,661

Nuveen Investments	79

Portfolio of Investments (Unaudited)

Nuveen Intermediate Term Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 0.5%

$2,120	Express Scripts Inc., (4)	3.125%	5/15/16	BBB+	$2,131,751

1,295	UnitedHealth Group Incorporated	3.875%	10/15/20	A–	1,375,374
3,415	Total Health Care Providers & Services				3,507,125
	Independent Power Producers & Energy Traders – 0.4%

2,275	Constellation Energy Group	5.150%	12/01/20	BBB–	2,465,281
	Industrial Conglomerates – 0.4%

2,405	Tyco International Group	3.375%	10/15/15	A–	2,516,905
	Insurance – 5.5%

3,000	AFLAC Insurance	8.500%	5/15/19	A–	3,676,650

2,860	Allied World Assurance Holdings Limited	7.500%	8/01/16	BBB+	3,227,693

3,000	American International Group, Inc., (4)	8.250%	8/15/18	A–	3,175,503

4,000	Berkshire Hathaway Inc.	2.200%	8/15/16	AA+	4,117,476

1,650	Catlin Insurance Company Limited	7.249%	7/29/49	BBB+	1,402,500

3,055	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	3,135,310

1,985	Liberty Mutual Group Inc., 144A	5.000%	6/01/21	Baa2	1,945,113

2,720	Lincoln National Corporation	8.750%	7/01/19	A–	3,308,496

3,730	Met Life Global Funding I	5.125%	4/10/13	AA–	3,896,481

2,205	Pacific Life Global Funding	5.150%	4/15/13	A+	2,303,169

965	Pacific LifeCorp.	6.000%	2/10/20	BBB+	1,027,053

3,235	Prudential Financial Inc.	5.100%	9/20/14	A	3,479,424

1,530	ZFS Finance USA Trust V	6.500%	5/09/37	A	1,377,000
33,935	Total Insurance				36,071,868
	Life Sciences, Tools & Services – 0.2%

1,265	Thermo Fischer Scientific Inc.	3.200%	5/01/15	A	1,337,099
	Machinery – 0.4%

2,295	John Deere Capital Corporation	2.800%	9/18/17	A	2,407,673
	Media – 4.6%

1,845	British Sky Broadcasting Group PLC	6.100%	2/15/18	BBB+	2,066,690

1,625	CBS Corporation, (4)	5.750%	4/15/20	BBB	1,826,957

1,930	Comcast Corporation, (4)	5.150%	3/01/20	BBB+	2,194,858

2,850	DIRECTV Holdings LLC	3.550%	3/15/15	BBB	2,966,480

2,800	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	3,017,879

1,460	Discovery Communications Inc., (4)	5.050%	6/01/20	BBB	1,600,934

3,895	NBC Universal Media LLC	5.150%	4/30/20	BBB+	4,336,596

2,000	News America Holdings Inc.	5.650%	8/15/20	BBB+	2,233,272

2,100	News America Inc., (4)	4.500%	2/15/21	BBB+	2,201,869

2,000	Time Warner Cable Inc.	8.250%	2/14/14	BBB	2,254,312

2,025	Time Warner Cable Inc., (4)	6.750%	7/01/18	BBB	2,405,123

3,000	Time Warner Cable Inc.	4.700%	1/15/21	BBB	3,230,160
27,530	Total Media				30,335,130
	Metals & Mining – 2.7%

3,835	Alcoa Inc., (4)	5.400%	4/15/21	BBB–	3,842,152

3,260	ArcelorMittal, (4)	5.250%	8/05/20	BBB	2,960,282

3,000	BHP Billiton Finance Limited, (4)	3.250%	11/21/21	A+	3,088,800

80	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$1,970	Rio Tinto Finance USA Limited, (4)	3.500%	11/02/20	A–	$2,013,547

2,000	Southern Copper Corporation, (4)	5.375%	4/16/20	BBB	2,109,422

1,760	Teck Resources Limited, (4)	4.750%	1/15/22	BBB	1,891,810

1,940	Vale Overseas Limited, (4)	4.625%	9/15/20	A–	2,006,162
17,765	Total Metals & Mining				17,912,175
	Oil, Gas & Consumable Fuels – 3.0%

2,745	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	3,181,823

2,500	EOG Resources Inc., (4)	4.100%	2/01/21	A–	2,722,613

2,750	Hess Corporation	8.125%	2/15/19	BBB	3,530,073

1,460	Husky Energy Inc.	6.200%	9/15/17	BBB+	1,708,089

1,685	Marathon Petroleum Corporation	5.125%	3/01/21	BBB	1,760,271

1,000	Petroleos Mexicanos, (4)	4.875%	3/15/15	Baa1	1,063,750

1,275	SunCor Energy Inc., (4)	6.100%	6/01/18	BBB+	1,509,299

2,990	Transcapitalinvest LP	5.670%	3/05/14	Baa1	3,102,125

1,315	Valero Energy Corporation	4.500%	2/01/15	BBB	1,406,943
17,720	Total Oil, Gas & Consumable Fuels				19,984,986
	Paper & Forest Products – 0.3%

2,000	Celulosa Arauco Y Constitucion, (4)	5.625%	4/20/15	BBB+	2,167,476
	Pharmaceuticals – 0.9%

3,330	Merck & Company Inc.	2.250%	1/15/16	AA	3,455,424

2,100	Roche Holdings Inc.	6.000%	3/01/19	AA–	2,552,367
5,430	Total Pharmaceuticals				6,007,791
	Real Estate Investment Trust – 0.8%

1,630	Health Care REIT Inc.	3.625%	3/15/16	BBB	1,604,176

1,885	Prologis Inc.	6.875%	3/15/20	Baa2	2,092,963

1,730	Vornado Realty LP	4.250%	4/01/15	BBB	1,790,408
5,245	Total Real Estate Investment Trust				5,487,547
	Road & Rail – 0.6%

3,320	Union Pacific Corporation	5.750%	11/15/17	BBB+	3,927,274
	Semiconductors & Equipment – 0.7%

1,855	Applied Materials Inc., (4)	4.300%	6/15/21	A–	1,969,940

2,190	Intel Corporation	3.300%	10/01/21	A+	2,307,009
4,045	Total Semiconductors & Equipment				4,276,949
	Thrifts & Mortgage Finance – 0.3%

1,780	WEA Finance LLC, 144A, (4)	4.625%	5/10/21	A2	1,747,059
	Tobacco – 1.1%

1,300	Altria Group Inc.	9.700%	11/10/18	BBB+	1,749,036

1,365	Altria Group Inc., (4)	4.750%	5/05/21	BBB+	1,502,916

1,815	Lorillard Tobacco	8.125%	6/23/19	Baa2	2,162,023

1,480	Reynolds American Inc.	6.750%	6/15/17	BBB–	1,682,208
5,960	Total Tobacco				7,096,183
	Transportation Infrastructure – 0.4%

2,450	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	2,456,730
	Wireless Telecommunication Services – 0.4%

2,405	American Tower Company	5.050%	9/01/20	BBB–	2,409,352
$296,340	Total Corporate Bonds (cost $298,254,503)				312,257,260

Nuveen Investments	81

Portfolio of Investments (Unaudited)

Nuveen Intermediate Term Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 1.0%

	Illinois – 0.6%

$3,735	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A+	$4,025,583
	Nevada – 0.4%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Taxable Series 2011B, 3.176%, 6/01/17		No Opt. Call	AA+	2,534,700
$6,235	Total Municipal Bonds (cost $6,235,000)				6,560,283

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 13.6%

$3,160	Fannie Mae Notes, (4)	1.250%	9/28/16	AAA	$3,172,823

6,150	Fannie Mae Notes, (4)	2.250%	3/15/16	AAA	6,446,492

10,000	Fannie Mae Notes	0.750%	12/19/14	AAA	10,030,830

4,595	Federal National Mortgage Association, (4)	2.375%	7/28/15	AAA	4,848,051

3,580	Federal National Mortgage Association, (4)	1.000%	9/23/13	AAA	3,617,035

2,055	Freddie Mac Reference Notes, (4)	5.000%	12/14/18	Aa2	2,297,307

6,655	Freddie Mac Reference Notes, (4)	2.000%	8/25/16	AAA	6,920,308

7,345	Freddie Mac Reference Notes, (4)	1.375%	2/25/14	AAA	7,463,783

575	Private Export Funding	3.050%	10/15/14	Aaa	610,917

1,275	U.S. Treasury Bonds, (4)	4.750%	2/15/41	AAA	1,757,109

8,615	U.S. Treasury Notes, (4)	2.000%	11/15/21	AAA	8,713,263

5,105	U.S. Treasury Notes, (4)	3.125%	5/15/21	AAA	5,700,049

6,065	U.S. Treasury Notes, (4)	2.625%	11/15/20	AAA	6,529,349

12,685	U.S. Treasury Notes, (4)	0.875%	11/30/16	AAA	12,723,651

1,215	U.S. Treasury Notes, (4)	3.250%	7/31/16	AAA	1,351,023

2,670	U.S. Treasury Notes, (4)	1.500%	6/30/16	AAA	2,761,156

2,160	U.S. Treasury Notes, (4)	1.250%	8/31/15	AAA	2,217,374

1,375	U.S. Treasury Notes, (4)	2.375%	2/28/15	AAA	1,458,897

1,085	U.S. Treasury Notes, (4)	1.375%	1/15/13	AAA	1,098,478
$86,365	Total U.S. Government and Agency Obligations (cost $86,878,874)				89,717,895

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 34.1%

$2,093	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$2,061,487

4,041	American Homes Mortgage Advance Trust, Series 2011-SART-1 A2	3.370%	5/10/43	AAA	4,024,836

4,415	AmeriCold LLC Trust, Series 2010	2.500%	1/14/29	AAA	4,320,020

13	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Series 1997-3	6.960%	3/25/27	AAA	13,055

3,570	Arkle Master Issuer PLC, Mortgage Asset Backed Instrument, Series 2010-1A	1.616%	5/17/60	AAA	3,555,167

226	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-PW15	5.205%	2/11/44	AAA	225,559

4,030	Cabela’s Master Credit Card Trust, Series 2010-1A	1.728%	1/16/18	AAA	4,156,475

4,340	Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/17/18	AAA	4,470,859

82	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$4,251	CenterPoint Energy Transition Bond Company III, LLC, Senior Secured Transition Bonds, Series 2008	4.192%	2/01/20	AAA	$4,573,956

2,317	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4	5.205%	12/11/49	AAA	2,345,755

2,430	Commercial Mortgage Pass-Through Certificates, Series 2006-CN2A	5.449%	2/05/19	AAA	2,359,734

7	ContiMortgage Home Equity Loan Trust, Series 1997-2	7.090%	4/15/28	AAA	6,524

3,530	Discover Card Master Trust I 2007-A	5.650%	3/16/20	AAA	4,223,821

1,212	DT Auto Owner Trust 2011-2A	0.960%	1/15/14	AAA	1,210,653

1,950	Entergy Louisiana Investment Recovery Funding LLC, Series 2011-A	2.040%	9/01/23	AAA	1,955,245

7,149	Extended Stay America Trust 2010-EHSA	2.951%	11/05/27	AAA	7,162,218

2,600	Fannie Mae Mortgage Pool 20150101, (4)	3.030%	1/01/15	AAA	2,717,008

3,867	Fannie Mae Mortgage Pool 20331001	2.622%	10/01/33	AAA	4,104,287

3,820	Fannie Mae Mortgage Pool 20350301, (4)	2.540%	3/01/35	AAA	4,022,386

583	Fannie Mae Mortgage Pool 20351201	2.068%	12/01/35	AAA	601,813

1,281	Fannie Mae Mortgage Pool 20360701	2.745%	7/01/36	AAA	1,359,468

2,732	Fannie Mae Mortgage Pool 20360701	2.426%	7/01/36	AAA	2,878,608

1,132	Fannie Mae Mortgage Pool 20360901	2.548%	9/01/36	AAA	1,190,882

2,386	Fannie Mae Mortgage Pool 20380301	2.388%	3/01/38	AAA	2,511,901

924	Fannie Mae Mortgage Pool 20330901	2.415%	9/01/33	AAA	978,272

4,950	Fannie Mae Multifamily REMIC Trust 2010-M6, Guaranteed Pass Through Certificates 20200925	2.210%	9/25/20	AAA	5,038,917

2,610	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 20230625	0.694%	6/25/23	AAA	2,615,340

1,752	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 20171025	3.900%	10/25/17	AAA	1,776,658

9	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 20200725	6.500%	7/25/20	AAA	10,364

5,586	Fannie Mae REMIC Pass-Through Certificates 20190925	3.305%	6/25/19	AAA	5,928,349

3,356	Fannie Mae REMIC Pass-Through Certificates 20190725	3.400%	7/25/19	AAA	3,567,394

3,306	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	AAA	3,435,207

560	Federal Home Loan Bank Mortgages 20280101	2.516%	1/01/28	AAA	594,167

630	Federal Home Loan Bank Mortgages 20290401	2.334%	4/01/29	AAA	665,380

1,938	Federal Home Loan Bank Mortgages 20301001	2.338%	10/01/30	AAA	2,041,080

582	Federal Home Loan Bank Mortgages 20310501	2.398%	5/01/31	AAA	614,780

1,565	Federal Home Loan Bank Mortgages 20330901	2.414%	9/01/33	AAA	1,655,123

2,861	Federal Home Loan Bank Mortgages 20380101	2.482%	1/01/38	AAA	3,016,774

3,682	Federal Home Loan Mortgage Corporation, REMIC SERIES 2750 20190215	5.000%	2/15/19	AAA	3,935,443

29	Federal Home Loan Mortgage Corporation, REMIC 20220515	6.000%	5/15/22	AAA	31,272

1,855	Federal Home Loan Mortgage Corporation, REMIC SERIES 2863 20190215	0.778%	2/15/19	AAA	1,859,932

2,354	Federal Home Loan Mortgage Corporation, REMIC 2SERIES 2755 0320415	0.728%	4/15/32	AAA	2,354,593

2,329	Federal Home Loan Mortgage Corporation, REMIC SERIES 3555 20141215	4.000%	12/15/14	AAA	2,372,625

1,650	Federal Home Loan Mortgage Corporation, REMIC SERIES 3555 20141215	4.000%	12/15/14	AAA	1,680,609

1,245	Federal Home Loan Mortgage Corporation, REMIC SERIES 2795 20170715	4.500%	7/15/17	AAA	1,251,962

10	Federal Home Loan Mortgage Corporation, REMIC	7.500%	11/15/21	AAA	11,768

2,568	Fieldstone Mortgage Investment Trust, Mortgage Backed Notes, Series 2005-1	1.374%	3/25/35	A+	2,310,014

Nuveen Investments	83

Portfolio of Investments (Unaudited)

Nuveen Intermediate Term Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,835	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.805%	10/18/54	AAA	$2,824,196

4,025	Freddie Mac Structured Pass-Through Certificates 2002 Series T-47	4.159%	8/27/12	AAA	4,056,561

13	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2010-1	4.250%	7/25/40	Aa2	13,356

2,093	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6	5.506%	4/10/38	AAA	2,106,987

5,875	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.679%	8/10/43	Aaa	6,139,136

345	Green Tree Financial Manufactured Housing Loans, Series 2008-MH1	7.000%	4/25/38	AAA	348,411

41	Green Tree Financial Corporation, Manufactured Housing Contract Pass Through Certificates, Series 1996-9	7.200%	1/15/28	AAA	42,303

5,000	Hertz Vehicle Financing LLC Series 2009	4.260%	3/25/14	Aaa	5,118,411

4,568	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	AAA	4,776,990

3,790	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	3,837,487

3,685	JP Morgan Chase Commercial Mortgage Trust, Commercial Mortage Pass Through Certificates, Series 2011-C4	4.106%	7/15/46	AAA	3,889,149

2,572	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	2,570,484

4,631	National Credit Union Administration Guaranteed Structured Collateral Notes	1.600%	10/29/20	AAA	4,690,276

5,791	National Credit Union Guaranteed Notes, Series 2010-R2 1A	0.644%	11/06/17	Aaa	5,791,539

5,515	National Credit Union Guaranteed Notes, Series 2010-R3 2A	0.834%	12/08/20	AAA	5,537,050

3,200	OBP Depositor LLC Trust, Commercial Mortgage Pass Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	3,577,341

1,960	Ocwen Advance Receivables Backed Notes, Series 2009-3A	4.140%	7/15/23	AAA	1,962,450

354	RBSSP Resecuritization Trust 2009-11	2.044%	12/26/37	Aa3	354,513

1,484	RBSSP Resecuritization Trust 2009-13	0.394%	11/26/36	A	1,470,556

347	RBSSP Resecuritization Trust 2009-8	0.434%	3/26/37	Aaa	341,121

2,087	RBSSP Resecuritization Trust 2010-10	0.424%	9/26/36	Aaa	1,845,738

3,578	RBSSP Resecuritization Trust 2010-4	0.404%	3/26/36	Aaa	3,277,984

2,089	RBSSP Resecuritization Trust 2010-8	0.624%	7/26/36	Aaa	1,956,113

2,590	Renaissance Home Equity Loan Trust I, Home Equity Loan Asset-Backed Notes, Series 2005-3	5.140%	11/25/35	AA+	1,954,575

1,373	Santander Drive Auto Receivables Trust, Series 2010-1	1.360%	3/15/13	AAA	1,374,069

2,465	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	2,452,207

6,215	SMART Trust, Asset Backed Securities, Series 2011-1USA	1.128%	10/14/14	AAA	6,203,734

221	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.610%	8/25/34	Baa2	190,295

1,692	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	AAA	1,838,100

5,271	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%	9/10/20	AAA	5,395,791

4,824	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	AAA	5,034,392

1,077	Vericrest Opportunity Loan Transferee, Series 2011-NL2A	5.682%	6/25/51	AAA	1,075,698

6,000	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	4.004%	9/13/28	AAA	6,424,116

5,940	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.246%	12/15/43	AAA	6,003,261

84	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,839	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.358%		6/15/20	Aaa	$1,644,465

1,240	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2003-J	4.415%		10/25/33	AAA	1,240,779

3,220	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%		3/15/44	AAA	3,428,649
$220,171	Total Asset-Backed and Mortgage-Backed Securities (cost $219,606,679)					224,586,023

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.2%

	Mexico – 0.2%

$1,400 MXN	United Mexican States, (4)	5.625%		1/15/17	Baa1	$1,610,000
	Total Sovereign Debt (cost $1,387,694)					1,610,000

Shares	Description (1)					Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 22.0%

	Money Market Funds – 22.0%

145,279,759	Mount Vernon Securities Lending Prime Portfolio, 0.233% (5), (6)					$145,279,759
	Total Investments Purchased with Collateral from Securities Lending (cost $145,279,759)					145,279,759

Principal Amount (000)/ Shares	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 2.8%

	Money Market Funds – 2.5%

16,529,647	First American Treasury Obligations Fund, Class Z	0.000%	(5)	N/A	N/A	$16,529,647
	U.S. Government and Agency Obligations – 0.3%

$140	U.S. Treasury Bills, (7)	0.013%		3/22/12	Aaa	139,994

830	U.S. Treasury Bills, (7)	0.013%		4/05/12	Aaa	829,957

950	U.S. Treasury Bills, (7)	0.018%		5/03/12	Aaa	949,920

330	U.S. Treasury Bills, (7)	0.053%		7/26/12	Aaa	329,897
$2,250	Total U.S. Government and Agency Obligations					2,249,768
	Short-Term Investments (cost $18,779,484)					18,779,415
	Total Investments (cost $776,421,993) – 121.1%					798,790,635
	Other Assets Less Liabilities – (21.1)% (8)					(139,351,762)
	Net Assets – 100%					$659,438,873

Investments in Derivatives at December 31, 2011:

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Index Rate	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan Chase	$5,000,000	Receive	3-Month USD-LIBOR	3.858%	Semi-Annually	1/19/20	$(883,214)	$(883,214)
UBS	19,000,000	Receive	3-Month USD-LIBOR	1.133	Semi-Annually	3/25/12	(80,880)	(80,880)
UBS	20,000,000	Receive	3-Month USD-LIBOR	1.048	Semi-Annually	6/25/12	(43,106)	(43,106)
UBS	8,000,000	Receive	3-Month USD-LIBOR	3.001	Semi-Annually	8/03/14	(557,871)	(557,871)
								$(1,565,071)
*	Annualized.

Nuveen Investments	85

Portfolio of Investments (Unaudited)

Nuveen Intermediate Term Bond Fund (continued)

December 31, 2011

Investments in Derivatives at December 31, 2011 (continued):

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. Treasury 2-Year Note	Long	124	3/12	$27,347,813	$15,213
U.S. Treasury 5-Year Note	Long	312	3/12	38,456,437	147,159
U.S. Treasury 10-Year Note	Short	(229)	3/12	(30,027,625)	(253,552)
U.S. Treasury Long Bond	Long	6	3/12	868,875	7,158
					$(84,022)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Investment, or a portion of investment, is out on loan for securities lending.

(5)	The rate shown is the annualized seven-day effective yield as of December 31, 2011.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of December 31, 2011.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

MXN	Mexican Peso

USD-LIBOR	United States Dollar–London Inter-Bank Offered Rate.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

86	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 46.9%

	Aerospace & Defense – 0.3%

$255	QDynCorp International Inc.	10.375%	7/01/17	B2	$221,850

2,032	Northrop Grunman	3.700%	8/01/14	BBB+	2,146,497
2,287	Total Aerospace & Defense				2,368,347
	Airlines – 1.1%

2,090	Air Canada, 144A, (4)	9.250%	8/01/15	B+	1,828,750

2,695	Delta Airlines, (4)	5.300%	4/15/19	A–	2,721,950

2,000	United Airlines Inc., 144A, (4)	9.875%	8/01/13	BB	2,045,000

768	United Airlines Pass-Through Trust. Series 2009-1	10.400%	11/01/16	BBB+	849,403

1,607	US Airways Pass Through Trust, Pass Through Certificates, Series 2001	7.076%	3/20/21	BB	1,510,540
9,160	Total Airlines				8,955,643
	Auto Components – 0.6%

1,750	American Axle and Manufacturing Holdings Inc., 144A, (4)	9.250%	1/15/17	BB+	1,898,750

1,500	Pittsburgh Glass Works LLC, 144A, (4)	8.500%	4/15/16	B+	1,443,750

1,300	TRW Automotive Inc., 144A	8.875%	12/01/17	BB+	1,410,500
4,550	Total Auto Components				4,753,000
	Automobiles – 0.5%

400	Chrysler GP/CG Company, 144A, (4)	8.000%	6/15/19	B	366,000

3,335	Volkswagen International Finance NV	1.625%	8/12/13	A–	3,344,161
3,735	Total Automobiles				3,710,161
	Beverages – 0.8%

2,235	Anheuser-Busch Companies Inc.	5.050%	10/15/16	A–	2,545,558

1,500	Constellation Brands Inc.	8.375%	12/15/14	BB+	1,683,750

1,860	Dr. Pepper Snapple Group Inc.	2.900%	1/15/16	Baa1	1,929,047
5,595	Total Beverages				6,158,355
	Biotechnology – 0.4%

2,000	Genentech Inc.	4.750%	7/15/15	AA–	2,230,882

1,000	Gilead Sciences Inc.	2.400%	12/01/14	A–	1,018,008
3,000	Total Biotechnology				3,248,890
	Capital Markets – 4.4%

1,225	Credit Suisse New York	5.500%	5/01/14	Aa1	1,273,290

2,000	Deutsche Bank London	2.375%	1/11/13	Aa3	1,985,178

920	Deutsche Bank London	4.875%	5/20/13	Aa3	940,428

2,000	Deutsche Bank London	3.875%	8/18/14	Aa3	2,034,550

1,625	Goldman Sachs Group, Inc., (4)	5.150%	1/15/14	A1	1,655,929

4,640	Goldman Sachs Group, Inc.	1.435%	2/07/14	A1	4,337,008

585	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	602,707

7,500	Goldman Sachs Group, Inc.	3.700%	8/01/15	A1	7,347,780

4,000	Morgan Stanley	2.016%	1/24/14	A2	3,681,728

1,645	Morgan Stanley	4.100%	1/26/15	A	1,561,444

2,000	Morgan Stanley	4.200%	11/20/14	A	1,928,882

1,015	Morgan Stanley, (4)	2.875%	7/28/14	A2	955,887

1,000	UBS AG Stamford	3.875%	1/15/15	Aa3	997,250

3,875	UBS AG Stamford	1.425%	1/28/14	Aa3	3,773,483

2,650	UBS AG Stamford	2.250%	8/12/13	Aa3	2,626,375
36,680	Total Capital Markets				35,701,919

Nuveen Investments	87

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals – 1.3%

$335	CF Industries Inc.	6.875%	5/01/18	BBB–	$383,575

3,455	Dow Chemical Company	2.500%	2/15/16	BBB	3,470,033

1,375	Georgia Gulf Corporation, (4)	9.000%	1/15/17	B+	1,454,063

2,850	Huntsman International LLC, (4)	5.500%	6/30/16	B+	2,793,000

503	Lyondell Chemical Company	8.000%	11/01/17	BB+	549,528

1,875	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	2,010,251
10,393	Total Chemicals				10,660,450
	Commercial Banks – 7.8%

8,000	Australia and New Zealand Banking Group Limited, 144A, (4)	2.400%	11/23/16	AAA	7,924,456

800	Banco do Nordeste do Brasil, 144A, (4)	3.625%	11/09/15	BBB	798,000

6,180	Bank of Montreal, 144A	1.300%	10/31/14	AAA	6,169,395

2,500	Barclays Bank PLC, (4)	2.375%	1/13/14	Aa3	2,446,938

2,315	BB&T Corporation	3.200%	3/15/16	A+	2,413,228

1,300	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A1	1,274,000

2,660	BNP Paribas	3.250%	3/11/15	AA–	2,514,328

1,550	Fifth Third Bancorp., (4)	3.625%	1/25/16	A–	1,572,618

2,015	Fifth Third Bancorp.	6.250%	5/01/13	A–	2,118,176

1,245	Lloyds TSB Bank	4.375%	1/12/15	A1	1,198,507

3,250	Lloyds TSB Bank, (4)	4.875%	1/21/16	A1	3,167,398

2,760	National Australia Bank, 144A	3.000%	7/27/16	AA	2,749,700

5,200	Nordea Eiendomskreditt, 144A	1.875%	4/07/14	Aaa	5,204,701

2,000	Nordea Bank AB, 144A, (4)	2.125%	1/14/14	Aa2	1,961,490

485	PNC Funding Corporation	3.625%	2/08/15	A+	509,453

1,400	Rabobank Nederland	3.200%	3/11/15	Aaa	1,426,008

2,330	Royal Bank of Scotland Group PLC	4.875%	8/25/14	A	2,279,856

2,000	Santander US Debt SA Unipersonal	2.485%	1/18/13	AA–	1,920,218

3,750	Societe Generale, 144A	2.500%	1/15/14	A+	3,472,500

3,300	Swedbank Hypotek AB, 144A, (4)	2.125%	8/31/16	AAA	3,247,570

2,000	Wells Fargo & Company	3.750%	10/01/14	AA–	2,111,432

3,755	Wells Fargo & Company	3.676%	6/15/16	AA–	3,923,967

2,000	Wells Fargo Bank NA	4.750%	2/09/15	A+	2,086,578
62,795	Total Commercial Banks				62,490,517
	Commercial Services & Supplies – 0.4%

1,000	International Lease Finance Corporation	6.500%	9/01/14	BBB–	1,022,500

1,815	Waste Management Inc.	2.600%	9/01/16	BBB	1,842,272
2,815	Total Commercial Services & Supplies				2,864,772
	Computers & Peripherals – 0.6%

2,760	Hewlett Packard Company, (4)	2.625%	12/09/14	A	2,784,318

1,933	Seagate Technology International, 144A	10.000%	5/01/14	BBB	2,186,706
4,693	Total Computers & Peripherals				4,971,024
	Construction Materials – 0.2%

1,750	Lafarge SA	6.500%	7/15/16	BB+	1,785,016
	Consumer Finance – 1.5%

1,000	Ally Financial Inc.	8.300%	2/12/15	BB	1,055,000

2,980	American Express Credit Corporation	7.300%	8/20/13	A+	3,234,072

88	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

$2,250	Capital One Bank	6.500%	6/13/13	BBB+	$2,373,298

225	Capital One Financial Corporation	7.375%	5/23/14	A–	247,210

1,915	Capital One Financial Corporation	2.125%	7/15/14	A–	1,890,450

1,500	Ford Motor Credit Company	7.000%	10/01/13	BB+	1,590,498

2,000	Household Finance Corporation	4.750%	7/15/13	AA–	2,042,286
11,870	Total Consumer Finance				12,432,814
	Containers & Packaging – 0.0%

300	Graham Packaging Company LP, GPC Capital Corporation I	8.250%	10/01/18	B	302,625
	Diversified Financial Services – 6.1%

3,000	Bank of America Corporation, (4)	1.848%	1/30/14	A	2,708,466

10,010	Bank of America Corporation	4.500%	4/01/15	A	9,659,510

3,000	Citigroup Inc.	4.587%	12/15/15	A	3,019,191

1,000	Citigroup Inc.	5.850%	7/02/13	A	1,028,008

6,015	Citigroup Inc.	6.375%	8/12/14	A	6,312,869

4,500	General Electric Capital Corporation	2.100%	1/07/14	AA+	4,567,365

3,000	General Electric Capital Corporation	3.750%	11/14/14	AA+	3,162,204

3,500	General Electric Capital Corporation	1.875%	9/16/13	AA+	3,543,110

1,675	ING Bank NV, 144A	4.000%	3/15/16	Aa3	1,618,457

850	JPMorgan Chase & Company	5.750%	1/02/13	A+	881,739

2,000	JPMorgan Chase & Company	3.700%	1/20/15	AA–	2,073,610

2,500	JPMorgan Chase & Company	1.216%	1/24/14	AA–	2,462,158

4,500	JPMorgan Chase & Company	5.125%	9/15/14	A+	4,744,355

2,970	National Rural Utilities Cooperative Finance Corporation	1.900%	11/01/15	A+	2,987,704
48,520	Total Diversified Financial Services				48,768,746
	Diversified Telecommunication Services – 2.1%

525	AT&T, Inc., (4)	6.700%	11/15/13	A	578,765

2,250	AT&T, Inc.	2.500%	8/15/15	A	2,329,808

1,500	Citizens Communications Company	6.625%	3/15/15	BB+	1,485,000

1,550	Deutsche Telekom International Finance BV	5.875%	8/20/13	BBB+	1,643,085

2,000	Qwest Corporation	7.500%	10/01/14	BBB–	2,202,844

310	Telecom Italia Capital	5.250%	10/01/15	BBB	284,372

1,540	Telecom Italia Capital	4.950%	9/30/14	BBB	1,429,434

200	Telefonica Emisiones SAU	4.949%	1/15/15	BBB+	198,948

1,450	Telefonica Emisiones SAU	2.582%	4/26/13	BBB+	1,414,906

4,500	Verizon Wireless Capital LLC, (4)	5.550%	2/01/14	A	4,889,075
15,825	Total Diversified Telecommunication Services				16,456,237
	Electric Utilities – 0.5%

1,640	Commonwealth Edison Company, First Mortgage	1.625%	1/15/14	A–	1,651,895

200	Exelon Generation Co. LLC	5.350%	1/15/14	A3	213,629

847	Midwest Generation LLC	8.560%	1/02/16	Ba3	855,812

400	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	420,183

1,375	Texas Competitive Electric Holdings, 144A, (4)	11.500%	10/01/20	B	1,167,031
4,462	Total Electric Utilities				4,308,550

Nuveen Investments	89

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 0.9%

$3,000	Ensco PLC	3.250%	3/15/16	BBB+	$3,060,435

2,000	NGPL PipeCo LLC	7.119%	12/15/17	BB+	1,974,360

1,825	Noble Holding International Limited	3.450%	8/01/15	A–	1,898,652
6,825	Total Energy Equipment & Services				6,933,447
	Food & Staples Retailing – 0.0%

250	Supervalu Inc., (4)	7.500%	11/15/14	B+	254,375
	Food Products – 0.6%

1,000	ConAgra Foods, Inc.	5.875%	4/15/14	BBB	1,097,416

1,090	General Mills, Inc.	1.550%	5/16/14	BBB+	1,097,317

2,000	Smithfield Foods Inc.	10.000%	7/15/14	BB+	2,325,000
4,090	Total Food Products				4,519,733
	Gas Utilities – 0.0%

50	Ferrellgas LP	6.500%	5/01/21	Ba3	44,000
	Health Care Equipment & Supplies – 0.5%

1,720	Biomet Inc.	10.000%	10/15/17	B–	1,857,600

2,000	Boston Scientific Corporation	6.250%	11/15/15	BBB–	2,217,044
3,720	Total Health Care Equipment & Supplies				4,074,644
	Health Care Providers & Services – 0.7%

1,910	HCA Inc., (4)	8.500%	4/15/19	BB+	2,091,450

2,630	Saint Jude Medical Inc.	2.200%	9/15/13	A	2,677,724

690	Saint Jude Medical Inc., (4)	3.750%	7/15/14	A	731,734
5,230	Total Health Care Providers & Services				5,500,908
	Hotels, Restaurants & Leisure – 0.4%

1,195	CKE Restaurant Inc., (4)	11.375%	7/15/18	B2	1,302,550

2,000	Reynolds Group Escrow, 144A	8.750%	10/15/16	BB–	2,105,000
3,195	Total Hotels, Restaurants & Leisure				3,407,550
	Independent Power Producers & Energy Traders – 0.4%

2,000	AES Corporation	9.750%	4/15/16	BB	2,290,000

300	NRG Energy Inc., (4)	7.375%	1/15/17	BB	311,250

500	RRI Energy Inc., (4)	7.625%	6/15/14	BB–	500,000
2,800	Total Independent Power Producers & Energy Traders				3,101,250
	Industrial Conglomerates – 0.1%

250	Abengoa Finance SAU, 144A	8.875%	11/01/17	BB	250,000

220	Offshore Group Investment Limited	11.500%	8/01/15	B–	237,875
470	Total Industrial Conglomerates				487,875
	Insurance – 2.5%

3,460	AFLAC Insurance	3.450%	8/15/15	A–	3,570,661

1,900	Allstate Life Global Funding	5.375%	4/30/13	A+	2,006,273

1,450	American International Group, Inc.	3.650%	1/15/14	A–	1,408,226

4,030	American International Group, Inc.	4.250%	9/15/14	A–	3,913,646

550	Berkshire Hathaway Inc.	2.200%	8/15/16	AA+	566,153

2,000	Hartford Financial Services Group Inc.	4.000%	3/30/15	BBB	2,009,686

2,000	Lincoln National Corporation	4.300%	6/15/15	A–	2,071,292

275	Met Life Global Funding I	5.125%	4/10/13	AA–	287,274

90	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$2,325	Prudential Financial Inc., (4)	5.100%	9/20/14	A	$2,500,668

2,000	Willis Group Holdings PLC	4.125%	3/15/16	BBB–	2,031,274
19,990	Total Insurance				20,365,153
	Life Sciences Tools & Services – 0.6%

1,625	Thermo Fischer Scientific Inc.	3.250%	11/20/14	A	1,720,742

1,250	Thermo Fischer Scientific Inc.	3.200%	5/01/15	A	1,321,244

1,745	Thermo Fischer Scientific Inc., (4)	2.250%	8/15/16	A	1,778,980
4,620	Total Life Sciences Tools & Services				4,820,966
	Machinery – 0.3%

1,000	Case New Holland Inc., (4)	7.750%	9/01/13	BB+	1,062,500

1,490	Caterpillar Financial Services Corporation, (4)	4.900%	8/15/13	A	1,587,728
2,490	Total Machinery				2,650,228
	Media – 1.4%

1,570	DIRECTV Holdings LLC, (4)	3.550%	3/15/15	BBB	1,634,166

2,000	DIRECTV Holdings LLC	3.125%	2/15/16	BBB	2,025,988

2,000	NBC Universal Media LLC	3.650%	4/30/15	BBB+	2,110,938

1,000	News America Holdings Inc., (4)	5.300%	12/15/14	BBB+	1,089,120

250	Sirius XM Radio Inc., 144A	8.750%	4/01/15	BB	273,750

1,000	TCM Sub LLC	3.550%	1/15/15	A–	1,036,741

1,025	Time Warner Cable Inc.	8.250%	2/14/14	BBB	1,155,335

1,790	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB	1,879,500
10,635	Total Media				11,205,538
	Metals & Mining – 1.6%

3,680	ArcelorMittal, (4)	3.750%	3/01/16	BBB	3,493,380

2,780	BHP Billiton Finance Limited, (4)	1.125%	11/21/14	A+	2,786,525

2,400	Corporacion Nacional del Cobre, 144A	5.500%	10/15/13	A+	2,571,905

375	Patriot Coal Corporation, (4)	8.250%	4/30/18	B+	360,000

1,375	Rio Tinto Finance USA Limited,	8.950%	5/01/14	A–	1,608,082

2,000	United States Steel Corporation, (4)	6.050%	6/01/17	BB	1,910,000
12,610	Total Metals & Mining				12,729,892
	Multi-Utilities – 0.2%

1,500	Duke Energy Corporation	3.950%	9/15/14	BBB+	1,600,380
	Oil, Gas & Consumable Fuels – 4.1%

1,000	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	1,159,134

2,550	BP Capital Markets PLC	1.140%	3/11/14	A	2,548,710

2,000	Chesapeake Energy Corporation	9.500%	2/15/15	BB+	2,290,000

1,220	Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corporation	8.250%	12/15/17	BB–	1,299,300

2,000	El Paso Pipeline Partners Operating Company LLC	4.100%	11/15/15	BBB–	2,047,456

2,680	EnCana Corporation	4.750%	10/15/13	BBB+	2,816,843

100	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	108,500

900	Forest Oil Corporation	8.500%	2/15/14	B1	981,000

2,780	Husky Energy Inc.	5.900%	6/15/14	BBB+	3,021,499

3,000	Marathon Petroleum Corporation	3.500%	3/01/16	BBB	3,053,676

3,275	MidAmerican Energy Company	4.650%	10/01/14	A	3,565,607

Nuveen Investments	91

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,000	Petroleos Mexicanos, (4)	4.875%	3/15/15	Baa1	$2,127,500

500	PetroPlus Finance Limited, 144A, (4)	7.000%	5/01/17	CCC	247,500

1,180	Shell International Finance BV	3.250%	9/22/15	Aa1	1,269,535

1,885	Total Capital Canada Limited, (4)	1.625%	1/28/14	Aa1	1,916,726

2,500	Transcapitalinvest LP, 144A	7.700%	8/07/13	Baa1	2,694,195

1,875	Western Refining Inc., (4)	11.250%	6/15/17	B+	2,132,813
31,445	Total Oil, Gas & Consumable Fuels				33,279,994
	Paper & Forest Products – 0.1%

300	Stora Enso Oyj, 144A	6.404%	4/15/16	BB	289,500

500	Verso Paper Holdings LLC, (4)	11.500%	7/01/14	Ba2	510,000
800	Total Paper & Forest Products				799,500
	Pharmaceuticals – 1.1%

3,600	Merck & Company Inc., (4)	2.250%	1/15/16	AA	3,735,594

1,000	Novartis Capital Corporation, (4)	2.900%	4/24/15	Aa2	1,058,332

1,750	Valeant Pharmaceuticals International, 144A	6.500%	7/15/16	BB	1,747,813

1,890	Wyeth	5.500%	2/01/14	AA	2,071,931
8,240	Total Pharmaceuticals				8,613,670
	Real Estate Investment Trust – 1.4%

2,000	DuPont Fabros Technology LP	8.500%	12/15/17	Ba1	2,140,000

2,385	HCP Inc., (4)	2.700%	2/01/14	BBB+	2,381,532

2,395	Health Care REIT Inc.	3.625%	3/15/16	BBB	2,357,056

2,000	Simon Property Group, L.P., (4)	4.200%	2/01/15	A–	2,120,848

2,000	Windstream Corporation	8.125%	8/01/13	BB+	2,139,986
10,780	Total Real Estate Investment Trust				11,139,422
	Semiconductors & Equipment – 0.1%

1,000	National Semiconductor Corporation	3.950%	4/15/15	A+	1,080,195
	Specialty Retail – 0.4%

2,440	Home Depot, Inc., (4)	5.400%	3/01/16	A–	2,818,122
	Trading Companies & Distributors – 0.1%

1,000	GATX Corporation	4.750%	5/15/15	Baa1	1,065,866
	Wireless Telecommunication Services – 0.8%

2,000	America Movil S.A. de C.V.	2.375%	9/08/16	A	1,994,429

1,000	Telefonica Moviles Chile SA, 144A	2.875%	11/09/15	BBB+	986,945

750	UPC Germany GmbH	8.125%	12/01/17	BB–	792,189

2,500	Vodafone Group PLC, (4)	5.000%	9/15/15	A–	2,790,742
6,250	Total Wireless Telecommunication Services				6,564,305
$368,860	Total Corporate Bonds (cost $377,654,972)				376,994,079

Principal Amount (000)	Description (1)	Optional Call Provisions (3)		Ratings (2)	Value
	MUNICIPAL BONDS – 3.8%

	Arizona – 0.6%

	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Taxable Series 2011:
$2,800	2.302%, 7/01/14	No Opt. Call		AA	$2,846,228
2,000	2.828%, 7/01/15	No Opt. Call		AA	2,059,860

4,800	Total Arizona				4,906,088

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)		Ratings (2)	Value

	California – 0.6%

$1,015	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 5.750%, 3/01/17	No Opt. Call		A1	$1,138,038

	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Taxable Second Series 2011E:
1,000	1.507%, 5/01/13	No Opt. Call		A+	1,005,580
2,640	2.021%, 5/01/14	No Opt. Call		A+	2,678,703
4,655	Total California				4,822,321
	Florida – 0.1%

950	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 6.750%, 2/15/12	No Opt. Call		N/R	950,000
	Massachusetts – 0.5%

	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project Series 3011B:
3,260	1.910%, 7/01/14	No Opt. Call		A	3,291,589
400	3.230%, 7/01/15	No Opt. Call		A	409,464
3,660	Total Massachusetts				3,701,053
	Michigan – 0.4%

3,000	Wayne County, Michigan, General Obligation Bonds, Taxable Notes Series 2011, 5.000%, 9/15/13	No Opt. Call		BBB+	3,001,830
	Minnesota – 0.5%

4,000	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Taxable Series 2011A, 2.643%, 3/01/14	No Opt. Call		A	3,983,200
	Nevada – 0.3%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Taxable Series 2011B, 3.176%, 6/01/17	No Opt. Call		AA+	2,534,700
	Texas – 0.8%

1,500	Dallas Fort Worth International Airport Facility Improvement Corporation, Texas, Learjet Inc. Project, Revenue Bonds, Series 2001-A1, 6.150%, 1/01/16	No Opt. Call		Ba2	1,500,345

5,000	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Refunding Taxable Series 2011E, 1.770%, 11/01/14	No Opt. Call		A+	5,014,850
6,500	Total Texas				6,515,195
$30,065	Total Municipal Bonds (cost $30,187,347)				30,414,387

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.2%

$6,000	Federal Home Loan Bank Bonds, (4)	2.250%	4/13/12	Aaa	$6,035,478

5,400	Federal Home Loan Bank Bonds, (4)	1.500%	1/16/13	Aaa	5,467,052

1,775	U.S. Treasury Notes, (P/O), (4)	0.000%	2/15/12	AAA	1,774,932

200	U.S. Treasury Notes	4.875%	6/30/12	AAA	204,719

250	U.S. Treasury Notes	4.125%	8/31/12	AAA	256,592

500	U.S. Treasury Notes	1.375%	9/15/12	AAA	504,394

1,800	U.S. Treasury Notes, (4)	1.375%	5/15/13	AAA	1,828,546

55	U.S. Treasury Notes, (I/O)	0.000%	5/15/14	AAA	54,598

380	U.S. Treasury Notes	1.875%	2/28/14	AAA	392,944

1,310	U.S. Treasury Notes, (4)	1.500%	6/30/16	AAA	1,354,725
$17,670	Total U.S. Government and Agency Obligations (cost $17,702,485)				17,873,980

Nuveen Investments	93

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 43.0%

$1,548	Ally Master Owner Trust 2010-3	2.880%	4/15/15	AAA	$1,573,541

1,955	American Homes Mortgage Advance Trust, Series 2011-SART1	5.920%	5/10/43	BBB	1,955,000

4,770	AmeriCold LLC Trust, Series 2010	2.500%	1/17/29	AAA	4,667,383

1,050	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	Aaa	1,046,643

1,520	Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R9	0.524%	11/25/35	AAA	1,463,731

5,200	Arkle Master Issuer PLC, Mortgage Asset Backed Instrument, Series 2010-1A	1.616%	5/17/60	AAA	5,178,394

148	Bank of America Auto Trust, Series 2009- 2A, 144A	2.130%	9/15/13	AAA	147,981

82	Bank of America Auto Trust, Series 2009-1A	2.670%	7/15/13	AAA	81,899

850	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	924,815

4,970	Cabela’s Master Credit Card Trust, Series 2010-1A	1.728%	1/15/18	AAA	5,125,975

4,290	Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/17/18	AAA	4,419,351

189	Capital Auto Receivables Asset Trust, Asset Backed Notes, Series 2007-3	5.210%	3/15/14	AAA	190,131

575	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	AA	578,203

1,019	CenterPoint Energy Transition Bond Company II, LLC, Senior Secured Transition Bonds, Series 2005A	4.970%	8/01/14	AAA	1,026,795

73	Chrysler Financial Auto Securitization Trust, Asset Backed Notes. Series 2009A	2.820%	1/15/16	AAA	73,308

872	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	869,477

183	Citicorp Residential Mortgage Trust, REMIC Pass-Through Certificates, Series 2007-2	5.977%	6/25/37	AAA	183,592

5,430	Citigroup Mortgage Loan Trust Inc., Mortgage Pass Through Certificates, Series 2010-10	4.778%	12/27/32	BBB	5,397,004

12	CNH Agriculture Equipment Trust, Series 2009C	1.850%	12/15/13	AAA	11,513

290	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	290,816

3,565	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.424%	6/25/47	BB+	2,870,784

1,064	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	CCC	765,843

671	Countrywide Asset-Backed Certificates Trust, Series 2005-16 2AF2	5.377%	2/25/30	B3	513,911

3,850	Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.414%	6/25/47	BB+	3,400,673

3,325	Countrywide Hoen Loans, Asset Backed Certificates Series 2007-7	0.454%	10/25/47	BB–	2,583,937

281	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-2	2.748%	2/25/34	BB	251,938

937	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	965,378

2,000	Crown Castle Towers LLC	4.523%	1/15/35	A	2,085,882

930	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	974,204

55	Daimler Chrysler Auto Trust 2008B	5.320%	11/08/14	AAA	55,101

2,405	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/12/44	AAA	2,533,533

700	Developers Diversified Realty Corporation, Commercial Mortgage Pass Through Certificates Series 2009-DDR1	5.730%	10/17/22	Aa1	753,226

2,000	Discover Card Master Trust I 2011-A3 A	0.488%	3/15/17	AAA	1,998,345

5,216	DT Auto Owner Trust 2011-2A	0.960%	1/15/14	AAA	5,209,477

4,612	DT Auto Owner Trust, Series 2011-3A	1.400%	8/15/14	AAA	4,602,222

94	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,835	Entergy Louisiana Investment Recovery Funding LLC, Series 2011-A	2.040%	9/01/23	AAA	$1,839,936

94	Equivantage Acceptance Corporation, Home Equity Loan Asset-Backed Certificates, Series 1996-4	7.250%	1/25/28	BBB+	93,072

3,920	Extended Stay America Trust 2010-EHSA	4.860%	11/05/27	A	3,968,628

1,960	Extended Stay America Trust 2010-EHSA	2.951%	11/05/27	AAA	1,963,596

3,018	Fannie Mae Mortgage Interest Strips	5.000%	10/01/35	AAA	296,376

21	Fannie Mae Mortgage Pool 20120501	5.500%	5/01/12	AAA	21,450

48	Fannie Mae Mortgage Pool 20130301	5.000%	3/01/13	AAA	51,310

545	Fannie Mae Mortgage Pool 20131201	4.000%	12/01/13	AAA	574,896

1,638	Fannie Mae Mortgage Pool 20200501	4.000%	5/01/20	AAA	1,741,991

4,342	Fannie Mae Mortgage Pool 20210601, (4)	3.500%	6/01/21	AAA	4,547,275

3,070	Fannie Mae Mortgage Pool 20260201	3.500%	2/01/26	AAA	3,212,912

398	Fannie Mae Mortgage Pool 20251101	2.275%	11/01/25	AAA	408,138

196	Fannie Mae Mortgage Pool 20310601	2.418%	6/01/31	AAA	206,544

1,015	Fannie Mae Mortgage Pool 20311201	5.054%	12/01/31	AAA	1,092,359

19	Fannie Mae Mortgage Pool 20320301	2.389%	3/01/32	AAA	20,268

132	Fannie Mae Mortgage Pool 20320501	2.540%	5/01/32	AAA	132,837

163	Fannie Mae Mortgage Pool 20320501	2.389%	5/01/32	AAA	169,089

27	Fannie Mae Mortgage Pool 20321001	2.346%	10/01/32	AAA	28,313

182	Fannie Mae Mortgage Pool 20321201	2.504%	12/01/32	AAA	185,187

2,314	Fannie Mae Mortgage Pool 20340401	2.416%	4/01/34	AAA	2,435,678

141	Fannie Mae Mortgage Pool 20340401	2.257%	4/01/34	AAA	143,656

2,165	Fannie Mae Mortgage Pool 20340601	2.445%	6/01/34	AAA	2,278,426

1,536	Fannie Mae Mortgage Pool 20340701	1.937%	7/01/34	AAA	1,602,544

1,510	Fannie Mae Mortgage Pool 20341101	2.521%	11/01/34	AAA	1,603,391

1,374	Fannie Mae Mortgage Pool 20341101	2.322%	11/01/34	AAA	1,438,155

2,583	Fannie Mae Mortgage Pool 20350301, (4)	2.540%	3/01/35	AAA	2,719,899

1,205	Fannie Mae Mortgage Pool 20350701	2.513%	7/01/35	AAA	1,270,652

1,204	Fannie Mae Mortgage Pool 20350801	2.260%	8/01/35	AAA	1,268,034

583	Fannie Mae Mortgage Pool 20351201	2.068%	12/01/35	AAA	601,813

740	Fannie Mae Mortgage Pool 20360701	2.745%	7/01/36	AAA	785,232

2,680	Fannie Mae Mortgage Pool 20360701	2.426%	7/01/36	AAA	2,824,268

184	Fannie Mae Mortgage Pool 20360801	2.404%	8/01/36	AAA	193,364

741	Fannie Mae Mortgage Pool 20360901	2.548%	9/01/36	AAA	780,025

1,719	Fannie Mae Mortgage Pool 20370801	2.386%	8/01/37	AAA	1,810,336

1,701	Fannie Mae Mortgage Pool 20380301	2.388%	3/01/38	AAA	1,790,397

137	Fannie Mae Mortgage Pool 20350801	1.898%	8/01/35	AAA	142,533

1,845	Fannie Mae Multifamily REMIC Trust 2010-M6, Guaranteed Pass Through Certificates 20200925	2.210%	9/25/20	AAA	1,878,441

1,292	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 20340325	4.350%	3/25/34	AAA	1,337,907

2,455	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 20180425	0.744%	4/25/18	AAA	2,465,136

2,233	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 20341125	0.594%	11/25/34	AAA	2,227,889

1,228	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 20220725	3.000%	7/25/22	AAA	1,244,456

Nuveen Investments	95

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$46	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 2022925	5.500%	9/25/22	AAA	$50,568

2,784	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 20280225	4.500%	2/25/28	AAA	2,842,881

1,906	Fannie Mae REMIC Pass-Through Certificates 20190925	3.305%	9/25/19	AAA	2,023,200

2,740	Fannie Mae REMIC Pass-Through Certificates 20200625	2.750%	6/25/20	AAA	2,826,840

1,750	FDIC Structured Sales Guaranteed Notes, Series 2010-L1A	0.000%	10/25/13	AAA	1,729,578

4,026	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/30/38	AAA	4,120,868

3,611	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.820%	3/02/48	AAA	3,603,771

3,605	FDIC Trust 2001-C1	1.840%	4/25/31	AAA	3,638,690

327	Federal Home Loan Bank Mortgages 20261201	2.514%	12/01/26	AAA	346,599

254	Federal Home Loan Bank Mortgages 20290101	2.394%	1/01/29	AAA	266,954

235	Federal Home Loan Bank Mortgages 20291001	2.260%	10/01/29	AAA	246,028

254	Federal Home Loan Bank Mortgages 20300401	3.967%	4/01/30	AAA	270,967

167	Federal Home Loan Bank Mortgages 20300501	1.945%	5/01/30	AAA	167,558

1,188	Federal Home Loan Bank Mortgages 20301001	2.375%	10/01/30	AAA	1,252,783

136	Federal Home Loan Bank Mortgages 20310601	2.239%	6/01/31	AAA	142,950

1,959	Federal Home Loan Bank Mortgages 20320801	2.266%	8/01/32	AAA	2,056,785

844	Federal Home Loan Bank Mortgages 20320901	2.390%	9/01/32	AAA	890,400

154	Federal Home Loan Bank Mortgages 20321001	2.487%	10/01/32	AAA	163,104

568	Federal Home Loan Bank Mortgages 20330501	2.472%	5/01/33	AAA	597,476

1,194	Federal Home Loan Bank Mortgages 20331001	2.344%	10/01/33	AAA	1,252,320

1,285	Federal Home Loan Bank Mortgages 20340301	2.480%	3/01/34	AAA	1,342,460

2,406	Federal Home Loan Bank Mortgages 20360301	2.532%	3/01/36	AAA	2,542,557

2,601	Federal Home Loan Bank Mortgages 20380101	2.482%	6/01/38	AAA	2,743,264

898	Federal Home Loan Mortgage Corporation, REMIC 20121015	1.250%	10/15/12	AAA	899,012

1,196	Federal Home Loan Mortgage Corporation, REMIC 20180115	4.000%	1/15/18	AAA	1,210,288

1,804	Federal Home Loan Mortgage Corporation, REMIC 20180315	3.250%	3/15/18	AAA	1,856,233

16	Federal Home Loan Mortgage Corporation, REMIC 20201215	6.000%	12/15/20	AAA	16,931

1,294	Federal Home Loan Mortgage Corporation, REMIC 20141215	4.000%	12/15/14	AAA	1,318,632

526	Federal Home Loan Mortgage Corporation, REMIC 20141215	4.000%	12/15/14	AAA	535,362

869	Federal Home Loan Mortgage Corporation, REMIC 20170715	4.500%	7/15/17	AAA	874,086

3,575	Fieldstone Mortgage Investment Trust, Mortgage Backed Notes, Series 2005-1	1.374%	3/25/35	A+	3,216,675

710	Ford Credit Auto Owner Trust 10A	2.930%	11/15/15	AAA	735,939

1,000	Ford Credit Auto Owner Trust 2009E	2.420%	11/15/14	AAA	1,018,253

1,480	Ford Credit Floorplan Master Owner Trust Series 2010-3	4.200%	2/15/17	AAA	1,590,667

4,020	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.805%	10/19/54	AAA	4,004,680

1,867	Freddie Mac Mortgage Pool, Various 20180501	4.500%	5/01/18	AAA	1,992,281

639	Freddie Mac Mortgage Pool, Various 20220401	4.500%	4/01/22	AAA	667,209

2,596	Freddie Mac Multi-Class Certificates SERIES 3780 20201215	0.678%	12/15/20	AAA	2,598,750

2,473	Freddie Mac Multifamily Structured Pass Through Certificates, Series K703 20180125	1.873%	1/25/18	AAA	2,508,497

876	Freddie Mac Non Gold Participation Certificates 20180125	2.340%	8/01/36	AAA	919,798

2,783	Freddie Mac Structured Pass-Through Certificates Series T045 20360801	4.520%	8/27/12	AAA	2,833,627

96	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$501	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.349%	8/11/36	AAA	$506,671

1,840	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	AAA	1,876,394

51	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2010-1	4.250%	7/25/40	Aa2	51,261

9,265	GMAC Mortgage Services Advance Funding, Series 2011-1A	3.720%	3/15/23	Aaa	9,241,838

6,998	Goldman Sachs Mortgage Securities Corporation II, COmmercial Mortgage Pass Through Certificates, Series 2001-ALF	2.716%	2/12/21	AAA	7,014,641

5,768	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.679%	8/12/43	Aaa	6,027,692

1,900	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-AR1	3.052%	1/25/35	CC	949,768

1,271	Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust	4.500%	5/16/38	AAA	1,350,550

1,308	Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust	5.500%	6/20/28	AAA	1,328,267

106	Government National Mortgage Association Pool	2.000%	8/20/21	AAA	109,906

144	Government National Mortgage Association Pool	1.625%	7/20/22	AAA	148,607

81	Government National Mortgage Association Pool	1.625%	9/20/25	AAA	83,332

65	Government National Mortgage Association Pool	2.375%	4/20/26	AAA	67,386

24	Government National Mortgage Association Pool	1.625%	8/20/27	AAA	24,586

37	Government National Mortgage Association Pool	2.375%	1/20/28	AAA	37,812

95	Government National Mortgage Association Pool	2.375%	5/20/29	AAA	98,768

194	Government National Mortgage Association Pool	1.875%	11/20/30	AAA	200,546

61	Government National Mortgage Association Pool	2.375%	4/20/31	AAA	62,869

207	Government National Mortgage Association Pool	1.625%	8/20/31	AAA	212,812

45	Government National Mortgage Association Pool	2.500%	2/20/32	AAA	46,621

148	Green Tree Fiancial Manufactured Housing Loans, Series 2008-MH1	7.000%	4/25/38	AAA	149,664

2,764	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-GG5	5.117%	4/10/37	AAA	2,775,827

3,863	Hertz Vehicle Financing LLC Series 2009	4.260%	3/25/14	Aaa	3,954,484

1,051	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	6.770%	8/20/29	AA+	968,466

415	IndyMac INDX Mortgage Loan Trust, Pass Through Certificates, Series 2005-AR1	2.625%	3/25/35	AAA	354,017

147	JPMorgan Mortage Trust, Mortgage Pass-Through Certtificates, Series 2006-A7	5.687%	1/25/37	C	12,337

4,171	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	AAA	4,361,600

3,729	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	3,775,973

7,745	JPMorgan Chase Commerical Mortgage Trust, Commerical Mortage Pass Through Certificates, Series 2011-C4	1.525%	7/17/46	AAA	7,713,635

2,743	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C1 A2	5.621%	5/12/39	AAA	2,816,578

2,469	Morgan Stanley ABS Capital I Inc., Mortgage Pass-Through Certificates, Series 2007-NC2	0.404%	2/25/37	B3	2,264,433

1,882	Morgan Stanley Capital I Inc Trust, Mortage Pass-Through Certificates, Series 2006-NC2	0.474%	2/25/36	B–	1,635,780

Nuveen Investments	97

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$4,289	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C1	2.602%	9/15/47	AAA	$4,352,830

2,345	Morgan Stanley Dean Witter Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-TOP7	5.980%	1/15/39	AAA	2,362,188

341	Mortgage Asset Securitization Tranasction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2004-13	8.000%	1/25/35	A	351,881

1,870	Mortgage Asset Securitization Transaction Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2003-5	1.969%	11/25/33	AAA	1,436,815

2,477	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	2,475,281

1,497	National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.724%	1/08/20	Aaa	1,499,464

1,042	National Credit Union Adminstration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	1,100,156

2,097	National Credit Union Adminstration, Guaranteed Notes, Series 2010-R1	1.840%	10/07/20	AAA	2,110,467

5,913	National Credit Union Guaranteed Notes, Series 2010-R3 2A	0.834%	12/08/20	AAA	5,936,821

2,669	Newcastle Investment Trust, Manufactured Housing Contracts and Loans, Series 2010-MH1	4.500%	7/10/35	AAA	2,717,796

4,178	Newcastle Investment Trust, Manufactured Housing Loans, Series 2011-MH1	2.450%	12/10/33	AAA	4,206,794

178	Nissan Auto Receivables Owner Trust, Series 2009-1	5.000%	9/15/14	AAA	179,777

2,000	Ocwen Advance Receivables Backed Notes, Series 2009-3A	4.140%	7/15/23	AAA	2,002,500

5,795	Park Place Securities Inc., Asset Backed Pass Through Certificatess Series 2005- WCH1	0.814%	2/25/35	AA	4,977,609

105	PG&E Energy Recovery Funding LLC Bond Series 2005-2	5.030%	3/25/14	AAA	106,354

800	PSE&G Transition Funding LLC Bonds, Series 2001-1	6.610%	6/15/15	AAA	838,926

1,598	RBSSP Resecuritization Trust 2009-10	0.394%	3/26/37	N/R	1,550,223

214	RBSSP Resecuritization Trust 2009-11	2.044%	12/26/37	Aa3	214,046

1,022	RBSSP Resecuritization Trust 2009-13	0.394%	11/26/36	A	1,012,705

180	RBSSP Resecuritization Trust 2009-8	0.434%	3/26/37	Aaa	177,449

2,031	RBSSP Resecuritization Trust 2010-10	0.424%	9/26/36	Aaa	1,796,565

2,227	RBSSP Resecuritization Trust 2010-11	0.464%	3/26/37	Aaa	2,126,093

1,442	RBSSP Resecuritization Trust 2010-8	0.624%	7/26/36	Aaa	1,349,993

2,425	Renaissance Home Equity Loan Trust I, Home Equity Loan Asset-Backed Notes, Series 2005-3	5.140%	11/25/35	AA+	1,830,055

833	Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.865%	3/18/36	AAA	840,651

4,750	Santander Drive Auto Receivables Trust, Series 2011-1	1.280%	1/15/15	Aaa	4,744,307

1,850	Santander Drive Auto Receivables Trust, Series 2011-3	1.110%	8/15/14	AAA	1,847,984

569	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.414%	2/20/47	CCC	423,949

9,080	SMART Trust, Asset Backed Securities, Series 2011-1USA	1.128%	10/14/14	AAA	9,063,541

4,544	Springleaf Mortgage Loan Trust 2011-1	4.050%	1/25/58	AAA	4,538,649

175	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.610%	8/25/34	Baa2	150,075

1,210	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2007-4	6.054%	9/25/37	AAA	1,176,703

2,621	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%	8/10/15	AAA	2,777,868

823	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	AAA	894,211

1,265	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates Series 2005-P10A	4.638%	2/10/15	AAA	1,344,386

98	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,459	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2005-10B	4.941%	9/10/15	AAA	$2,651,705

455	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	AAA	492,195

400	USAA Auto Owners Trust 2010-1	2.140%	9/15/15	AAA	405,730

1,906	Vericrest Opportunity Loan Transferee, Series 2011-NL1A	5.926%	12/26/50	N/R	1,908,198

1,256	Vericrest Opportunity Loan Transferee, Series 2011-NL2A	5.682%	6/25/51	N/R	1,254,981

1,878	Vericrest Opportunity Loan Transferee, Series 2011-NL3A	5.194%	9/25/51	N/R	1,866,043

4,877	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	2.970%	9/14/28	AAA	5,008,395

1,739	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.246%	12/15/43	AAA	1,757,520

2,599	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.358%	6/15/20	Aaa	2,324,361

598	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-through Certificates, Series 2007-HY2	5.502%	9/25/36	CCC	56,778

1,101	Wells Fargo Mortagge Backed Securities Trust, Mortgage Pass_Through Certificate Series 2007-2	5.750%	3/25/37	Caa1	905,470

338	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-3	5.500%	3/25/36	B2	330,528

1,659	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.628%	10/25/36	Caa2	1,114,312

41	Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	2.690%	10/25/35	BBB–	36,038

4,327	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	1.988%	3/17/44	AAA	4,367,666

4,310	WF-RBS Commercial Mortage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	2.501%	2/18/44	AAA	4,388,635

354	World Omni Auto Receeivables Trust, Series 2010A	1.340%	12/16/13	AAA	354,060
$351,332	Total Asset-Backed and Mortgage-Backed Securities (cost $345,926,595)				346,042,784

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 2.2%

	Canada – 1.2%

8,000 CAD	Canadian Government	1.500%	12/01/12	Aaa	$7,889,904

1,350 CAD	Province of Ontario	1.375%	1/27/14	Aa1	1,364,135
9,350 CAD	Total Canada				9,254,039
	Mexico – 0.5%

510 MXN	United Mexican States	9.500%	12/18/14	A–	4,087,762
	New Zealand – 0.5%

5,000 NZD	New Zealand Government	6.500%	4/15/13	AAA	4,090,131
	Total Sovereign Debt (cost $18,275,216)				17,431,932

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.6%

	Money Market Funds – 10.6%

85,327,821	Mount Vernon Securities Lending Prime Portfolio, 0.233% (5), (6)				$85,327,821
	Total Investments Purchased with Collateral from Securities Lending (cost $85,327,821)				85,327,821

Nuveen Investments	99

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2011

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Rating (2)	Value

	SHORT-TERM INVESTMENTS – 1.6%

	Money Market Funds – 1.2%

9,772,646	First American Treasury Obligations Fund, Class Z	0.000% (5)	N/A	N/A	$9,772,646
	U.S. Government and Agency Obligations – 0.4%

$765	U.S. Treasury Bills, (7)	0.013	4/05/12	Aaa	764,960

985	U.S. Treasury Bills, (7)	0.018	5/03/12	Aaa	984,919

300	U.S. Treasury Bills, (7)	0.033	5/31/12	Aaa	299,950

1,180	U.S. Treasury Bills, (7)	0.053	7/26/12	Aaa	1,179,630
$3,230	Total U.S. Government and Agency Obligations				3,229,459
	Total Short-Term Investments (cost $13,002,291)				13,002,105
	Total Investments (cost $888,076,727) – 110.3%				887,087,088
	Other Assets Less Liabilities – (10.3)% (8)				(82,950,161)
	Net Assets – 100%				$804,136,927

Investments in Derivatives at December 31, 2011:

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Citigroup	U.S. Dollar	4,732,320	Australian Dollar	4,800,000	2/21/12	$146,966
Citigroup	U.S. Dollar	3,891,271	South Korean Won	4,364,450,000	1/13/12	(106,798)
						$40,168

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan Chase	$4,000,000	Receive	3-Month USD-LIBOR	3.858%	Semi-Annually	1/19/20	$(706,572)	$(706,572)
UBS	16,000,000	Receive	3-Month USD-LIBOR	1.133	Semi-Annually	3/25/12	(68,109)	(68,109)
UBS	18,000,000	Receive	3-Month USD-LIBOR	1.048	Semi-Annually	6/25/12	(38,796)	(38,796)
UBS	4,000,000	Receive	3-Month USD-LIBOR	3.001	Semi-Annually	8/03/14	(278,935)	(278,935)
								$(1,092,412)
*	Annualized.

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. Treasury 2-Year Note	Short	(203)	3/12	$(44,771,017)	$(22,456)
U.S. Treasury 5-Year Note	Short	(673)	3/12	(82,952,506)	(359,880)
U.S. Treasury 10-Year Note	Short	(44)	3/12	(5,769,500)	(52,089)
					$(434,425)

100	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Investment, or a portion of investment, is out on loan for securities lending.

(5)	The rate shown is the annualized seven-day effective yield as of December 31, 2011.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of December 31, 2011.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

N/A	Not applicable.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

I/O	Interest Only Security.

P/O	Principal Only Security.

CAD	Canadian Dollar

MXN	Mexican Peso

NZD	New Zealand Dollar

USD-LIBOR	United States Dollar–London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	101

Portfolio of Investments (Unaudited)

Nuveen Total Return Bond Fund

December 31, 2011

Shares	Description (1)				Value

	COMMON STOCK – 0.0%

	Building Products – 0.0%

50	Dayton Superior, (2)				$2,839

55	Dayton Superior, (2)				3,154
	Total Common Stock (cost $20,079)				5,993

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 50.3%

	Aerospace & Defense – 0.9%

$110	DynCorp International Inc.	10.375%	7/01/17	B2	$95,700

2,140	Exelis, Inc., 144A	5.550%	10/01/21	BBB+	2,234,203

2,280	Huntington Ingalls Industries Inc., 144A	7.125%	3/15/21	BB	2,234,400

850	Martin Marietta Materials	6.600%	4/15/18	BBB+	895,635

300	Textron Inc.	7.250%	10/01/19	BBB–	339,303
5,680	Aerospace & Defense				5,799,241
	Airlines – 1.5%

125	Air Canada, 144A	12.000%	2/01/16	B–	107,813

1,320	Air Canada, 144A, (4)	9.250%	8/01/15	B+	1,155,000

2,060	American Airlines Pass Through Trust 2011-2	8.625%	10/15/21	BBB–	2,101,200

1,213	American West Airlines Pass Through Certificates, Series 2001-1	8.057%	7/02/20	BBB	1,188,814

1,700	Delta Airlines, (4)	5.300%	4/15/19	A–	1,717,000

1,040	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	Baa1	1,059,255

1,201	United Airlines Pass Through Trust, Series 2007	6.636%	7/02/22	Baa2	1,201,094

1,152	United Airlines Pass-Through Trust. Series 2009-1	10.400%	11/01/16	BBB+	1,274,104
9,811	Airlines				9,804,280
	Auto Components – 0.3%

1,805	Dana Holding Corporation	6.500%	2/15/19	BB–	1,823,050
	Automobiles – 0.6%

2,920	Chrysler GP/CG Company, 144A, (4)	8.000%	6/15/19	B	2,671,800

1,350	Ford Motor Credit Company	6.625%	8/15/17	BB+	1,469,555
4,270	Automobiles				4,141,355
	Beverages – 0.3%

1,560	Pernod-Ricard SA, 144A	5.750%	4/07/21	BBB–	1,759,994
	Biotechnology – 0.5%

1,115	Gilead Sciences Inc., (4)	4.400%	12/01/21	A–	1,180,442

1,807	STHI Holding Corporation, 144A	8.000%	3/15/18	B	1,856,693
2,922	Biotechnology				3,037,135
	Capital Markets – 3.4%

1,495	Goldman Sachs Capital II	5.793%	6/01/43	BBB+	919,425

505	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	520,286

8,030	Goldman Sachs Group, Inc.	6.000%	6/15/20	A1	8,225,627

1,890	Goldman Sachs Group, Inc.	5.250%	7/27/21	A1	1,843,771

2,475	Morgan Stanley	5.750%	1/25/21	A	2,308,695

750	Morgan Stanley, (4)	7.300%	5/13/19	A	763,837

2,600	Morgan Stanley, (4)	5.500%	7/24/20	A	2,363,998

3,890	Morgan Stanley, (4)	5.500%	7/28/21	A2	3,596,830

102	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Capital Markets (continued)

$150	Morgan Stanley	5.625%	9/23/19	A	$138,912

235	State Street Corporation	4.956%	3/15/18	A–	244,264

1,410	UBS AG Stamford	4.875%	8/04/20	Aa3	1,400,382
23,430	Total Capital Markets				22,326,027
	Chemicals – 1.4%

190	Airgas, Inc.	4.500%	9/15/14	BBB	201,316

1,625	Braskem Finance Limited, 144A, (4)	5.750%	4/15/21	BBB–	1,612,813

145	CF Industries Inc.	6.875%	5/01/18	BBB–	166,025

1,125	Ecolab Inc.	4.350%	12/08/21	BBB+	1,201,375

1,350	Georgia Gulf Corporation	9.000%	1/15/17	B+	1,427,625

1,430	Huntsman International LLC, Series 2011, (4)	8.625%	3/15/21	B	1,515,800

1,915	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	2,092,383

225	Rhodia SA, 144A	6.875%	9/15/20	BBB+	245,250

750	Sinochem Overseas Capital Limited, (4)	4.500%	11/12/20	BBB+	730,035
8,755	Total Chemicals				9,192,622
	Commercial Banks – 2.5%

1,330	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	1,341,305

2,000	Bancolombia SA	5.950%	6/03/21	Baa2	2,007,500

1,330	Barclays Bank PLC	6.881%	3/29/49	N/R	809,034

1,000	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A1	980,000

2,360	HSBC Holdings PLC	6.800%	6/01/38	AA–	2,444,361

2,100	Royal Bank of Scotland Group PLC	6.400%	10/21/19	A	1,965,995

2,120	Russian Agricultural Bank, 144A	7.750%	5/29/18	Baa1	2,257,800

2,350	Sovereign Bank	8.750%	5/30/18	A	2,620,224

2,585	Wachovia Capital Trust III	5.570%	3/29/49	A	2,164,938
17,175	Total Commercial Banks				16,591,157
	Commercial Services & Supplies – 0.6%

1,070	Donnelley & Son Company	7.625%	6/15/20	BBB	1,000,450

985	International Lease Finance Corporation	8.875%	9/01/17	BBB–	1,019,475

1,905	International Lease Finance Corporation, (4)	8.250%	12/15/20	BBB–	1,924,050
3,960	Total Commercial Services & Supplies				3,943,975
	Communications Equipment – 0.2%

1,150	Goodman Networks Inc., 144A	12.125%	7/01/18	B+	1,098,250
	Computers & Peripherals – 0.3%

645	Hewlett Packard Company, (4)	4.650%	12/09/21	A	680,527

1,190	Seagate HDD Cayman	6.875%	5/01/20	BB+	1,222,725
1,835	Total Computers & Peripherals				1,903,252
	Consumer Finance – 0.9%

910	Ally Financial Inc., (4)	7.500%	9/15/20	BB	919,100

185	American Express Credit Corporation	7.300%	8/20/13	A+	200,773

1,615	Capital One Bank	8.800%	7/15/19	BBB+	1,847,544

235	Capital One Capital III Corporation	7.686%	8/15/36	BBB	234,413

185	Capital One Financial Corporation	7.375%	5/23/14	A–	203,262

1,975	Discover Financial Services	10.250%	7/15/19	BBB	2,407,442
5,105	Total Consumer Finance				5,812,534

Nuveen Investments	103

Portfolio of Investments (Unaudited)

Nuveen Total Return Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Containers & Packaging – 0.2%

$1,045	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	$997,975
	Diversified Financial Services – 4.4%

1,370	Bank of America Corporation, (4)	3.750%	7/12/16	A	1,268,509

2,615	Bank of America Corporation	5.750%	12/01/17	A	2,469,922

5,985	Bank of America Corporation	5.875%	1/05/21	A	5,696,685

3,075	Citigroup Capital XXI	8.300%	12/21/57	BBB	3,071,156

2,765	Citigroup Inc.	6.125%	8/25/36	A–	2,391,753

300	Citigroup Inc.	6.875%	3/05/38	A	329,584

975	CNH Capital LLC, 144A, (4)	6.250%	11/01/16	BB	1,004,250

2,885	Countrywide Financial Corporation, Convertible Bond, 144A	6.250%	5/15/16	A–	2,718,057

65	General Electric Capital Corporation	5.625%	9/15/17	AA+	71,940

1,000	General Electric Capital Corporation, (4)	5.300%	2/11/21	AA	1,068,952

2,545	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,048,991

200	ING Bank NV, 144A	4.000%	3/15/16	Aa3	193,249

1,350	JPMorgan Chase & Company	4.250%	10/15/20	AA–	1,359,481

1,685	JPMorgan Chase & Company, (4)	4.350%	8/15/21	AA–	1,701,693

2,280	JPMorgan Chase & Company	6.400%	5/15/38	AA–	2,646,800
29,095	Total Diversified Financial Services				29,041,022
	Diversified Telecommunication Services – 2.0%

2,050	AT&T, Inc., (4)	5.550%	8/15/41	A	2,413,705

300	CenturyLink Inc.	6.150%	9/15/19	BBB–	301,371

1,545	Embarq Corporation	7.082%	6/01/16	BBB–	1,674,697

1,355	Frontier Communications Corporation, (4)	8.500%	4/15/20	BB+	1,387,181

215	Telecom Italia Capital	5.250%	10/01/15	BBB	197,226

2,250	Telecom Italia Capital S.p.A, (4)	7.175%	6/18/19	BBB	2,108,493

130	Telefonica Emisiones SAU	4.949%	1/15/15	BBB+	129,316

5,270	Telefonica Emisiones SAU	5.462%	2/16/21	BBB+	5,028,982
13,115	Total Diversified Telecommunication Services				13,240,971
	Electric Utilities – 1.5%

35	American Electric Power	5.250%	6/01/15	BBB	38,320

1,485	Comision Federal de Electricidad of the United States of Mexico, 144A	4.875%	5/26/21	Baa1	1,529,550

2,230	FirstEnergy Solutions Corporation, (4)	6.050%	8/15/21	BBB	2,474,620

2,630	MidAmerican Energy Holdings Company	6.125%	4/01/36	BBB+	3,141,138

1,522	Midwest Generation LLC	8.560%	1/02/16	Ba3	1,537,608

10	Progress Energy, Inc.	7.000%	10/30/31	BBB	13,296

980	Texas Competitive Electric Holdings, 144A, (4)	11.500%	10/01/20	B	831,775
8,892	Total Electric Utilities				9,566,307
	Electronic Equipment & Instruments – 0.3%

845	Avnet Inc.	5.875%	6/15/20	BBB–	888,102

1,090	Ingram Micro Inc.	5.250%	9/01/17	BBB–	1,122,796
1,935	Total Electronic Equipment & Instruments				2,010,898
	Energy Equipment & Services – 1.2%

1,985	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	2,213,434

325	Ensco PLC	4.700%	3/15/21	BBB+	338,457

104	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Energy Equipment & Services (continued)

$85	Nabors Industries Inc.	9.250%	1/15/19	BBB+	$106,921

1,590	Nabors Industries Inc., (4)	5.000%	9/15/20	BBB	1,621,007

1,000	Transocean Inc.	6.375%	12/15/21	BBB–	1,062,883

2,310	Weatherford International Limited	7.000%	3/15/38	BBB	2,628,276
7,295	Total Energy Equipment & Services				7,970,978
	Food & Staples Retailing – 0.1%

200	Albertson’s, Inc.	8.700%	5/01/30	B+	174,500

260	CVS Caremark Corporation	3.250%	5/18/15	BBB+	274,131
460	Total Food & Staples Retailing				448,631
	Food Products – 0.8%

3,410	Bunge Limited Finance Company	4.100%	3/15/16	BBB	3,531,140

1,175	JBS Finance II Limited, 144A	8.250%	1/29/18	BB	1,066,313

500	Marfrig Overseas Limited	9.500%	5/04/20	B+	370,000

700	MHP SA, 144A	10.250%	4/29/15	B	616,000
5,785	Total Food Products				5,583,453
	Gas Utilities – 0.0%

25	Ferrellgas LP	6.500%	5/01/21	Ba3	22,000
	Health Care Equipment & Supplies – 1.0%

3,050	Boston Properties Limited Partnership	4.125%	5/15/21	A–	3,069,212

1,125	HCA Holdings Inc., (4)	7.750%	5/15/21	B-e	1,144,688

1,575	UnitedHealth Group Incorporated	6.875%	2/15/38	A–	2,112,174
5,750	Total Health Care Equipment & Supplies				6,326,074
	Hotels, Restaurants & Leisure – 0.5%

845	CKE Restaurant Inc., (4)	11.375%	7/15/18	B2	921,050

1,150	Isle of Capri Casinos, Inc., (4)	7.750%	3/15/19	B–	1,052,250

1,500	Reynolds Group, 144A	7.125%	4/15/19	BB–	1,526,250
3,495	Hotels, Restaurants & Leisure				3,499,550
	Household Durables – 0.0%

155	MDC Holdings Inc.	5.625%	2/01/20	BBB–	141,807
	Independent Power Producers & Energy Traders – 0.6%

1,490	Calpine Corporation, 144A, (4)	7.875%	7/31/20	BB	1,605,475

2,010	Constellation Energy Group	5.150%	12/01/20	BBB–	2,178,116

175	NRG Energy Inc., (4)	7.375%	1/15/17	BB	181,563
3,675	Total Independent Power Producers & Energy Traders				3,965,154
	Industrial Conglomerates – 0.6%

4,030	GE Capital Trust I	6.375%	11/15/67	Aa3	3,959,475

100	Offshore Group Investment Limited	11.500%	8/01/15	B–	108,125
4,130	Total Industrial Conglomerates				4,067,600
	Insurance – 4.1%

2,475	AFLAC Insurance, (4)	6.450%	8/15/40	A–	2,621,295

2,510	Allied World Assurance Holdings Limited	7.500%	8/01/16	BBB+	2,832,696

100	Berkshire Hathaway Finance Corporation	5.400%	5/15/18	AA+	116,622

2,050	Catlin Insurance Company Limited	7.249%	7/29/49	BBB+	1,742,500

2,955	Genworth Financial Inc.	6.515%	5/22/18	BBB	2,711,942

Nuveen Investments	105

Portfolio of Investments (Unaudited)

Nuveen Total Return Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Insurance (continued)

$2,645	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	$2,714,532

1,705	Liberty Mutual Group	7.000%	3/15/37	Baa3	1,432,200

2,395	Lincoln National Corporation	8.750%	7/01/19	A–	2,913,180

1,620	Lincoln National Corporation	6.050%	4/20/67	BBB	1,348,650

1,600	MetLife Inc., (4)	6.750%	6/01/16	A–	1,843,261

75	MetLife Inc.	7.717%	2/15/19	A–	94,046

840	Pacific LifeCorp.	6.000%	2/10/20	BBB+	894,015

1,650	Prudential Financial Inc.	5.500%	3/15/16	A	1,788,547

170	Prudential Financial Inc.	7.375%	6/15/19	A	200,950

160	Prudential Financial Inc.	5.900%	3/17/36	A	160,724

1,830	UnumProvident Corporation	5.625%	9/15/20	BBB	1,884,298

1,860	ZFS Finance USA Trust V	6.500%	5/09/37	A	1,674,000
26,640	Total Insurance				26,973,458
	IT Services – 0.0%

150	First Data Corporation, 144A, (4)	8.750%	1/15/22	B–	129,000
	Marine – 0.1%

1,350	Navios Maritime Acquisition Corporation, (4)	8.625%	11/01/17	B	978,750
	Media – 3.4%

1,175	AMC Networks Inc., 144A, (4)	7.750%	7/15/21	B+	1,277,813

1,975	British Sky Broadcasting Group PLC	6.100%	2/15/18	BBB+	2,212,310

1,790	Comcast Corporation	6.400%	5/15/38	BBB+	2,150,565

1,935	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	2,085,570

2,515	NBC Universal Media LLC, (4)	4.375%	4/01/21	BBB+	2,654,195

2,750	News America Holdings Inc., (4)	6.650%	11/15/37	BBB+	3,115,566

870	TCM Sub LLC	3.550%	1/15/15	A–	901,965

405	Time Warner Cable Inc.	6.550%	5/01/37	BBB	460,653

1,515	Time Warner Cable Inc.	5.875%	11/15/40	BBB	1,639,625

1,500	Time Warner Inc., (4)	4.750%	3/29/21	BBB	1,626,713

1,750	Time Warner Inc., (4)	6.100%	7/15/40	BBB	2,051,586

1,625	Viacom Inc.	6.875%	4/30/36	BBB+	2,033,779

140	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB	147,000
19,945	Total Media				22,357,340
	Metals & Mining – 5.0%

4,180	Alcoa Inc., (4)	5.400%	4/15/21	BBB–	4,187,796

1,515	Alrosa Finance SA, 144A	7.750%	11/03/20	BB–	1,507,425

2,690	Anglogold Holdings PLC	6.500%	4/15/40	BBB–	2,617,152

3,450	ArcelorMittal	7.000%	10/15/39	BBB	3,206,133

2,860	Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	2,837,049

1,500	Fosun International Limited, 144A, (4)	7.500%	5/12/16	BB+	1,305,000

925	Hidili Industry Internationl Development Limited, 144A, (4)	8.625%	11/04/15	B+	689,125

1,035	JMC Steel Group, 144A	8.250%	3/15/18	B	1,009,125

830	Mirabela Nickel Limited, 144A, (4)	8.750%	4/15/18	B2	744,925

250	Patriot Coal Corporation, (4)	8.250%	4/30/18	B+	240,000

1,515	Southern Copper Corporation	7.500%	7/27/35	BBB	1,654,839

106	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Metals & Mining (continued)

$1,910	Taseko Mines Limited	7.750%	4/15/19	B	$1,723,775

1,775	Teck Resources Limited	6.125%	10/01/35	BBB	1,947,386

1,140	Teck Resources Limited	6.250%	7/15/41	BBB	1,316,943

1,275	Thompson Creek Metals Company	7.375%	6/01/18	B	1,134,750

2,410	Vale Overseas Limited	6.875%	11/10/39	A–	2,760,414

1,400	Vedanta Resources PLC, 144A, (4)	9.500%	7/18/18	BB	1,204,000

955	Winsway Coking Coal Holding Limited, 144A, (4)	8.500%	4/08/16	BB	759,225

1,765	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB+	1,966,187
33,380	Total Metals & Mining				32,811,249
	Multiline Retail – 0.2%

1,425	J.C. Penney Corporation Inc.	5.650%	6/01/20	BBB–	1,396,500

	Multi-Utilities – 0.0%

5	PSE&G Power LLC	8.625%	4/15/31	BBB+	7,376
	Oil, Gas & Consumable Fuels – 5.2%

240	Amerada Hess Corporation	7.125%	3/15/33	BBB	311,635

1,235	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	1,431,530

1,870	Anadarko Petroleum Corporation, (4)	6.200%	3/15/40	BBB–	2,081,104

1,700	Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,094,130

1,424	Carrizo Oil and Gas Inc., (4)	8.625%	10/15/18	B–	1,438,240

195	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	216,630

50	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	54,250

1,285	Exco Resources Inc.	7.500%	9/15/18	B	1,214,325

1,375	Husky Energy Inc.	6.200%	9/15/17	BBB+	1,608,646

600	Kinder Morgan Energy Partners, L.P.	6.950%	1/15/38	BBB	677,693

250	Kinder Morgan Energy Partners, L.P.	6.500%	9/01/39	BBB	277,874

1,100	Kodiak Oil and Gas Corporation, 144A	8.125%	12/01/19	B–	1,139,875

2,625	Lukoil International Finance, 144A	6.125%	11/09/20	Baa2	2,572,500

1,150	Martin Mid-Stream Partners LP Finance	8.875%	4/01/18	B	1,184,500

2,500	Nexen Inc.	6.400%	5/15/37	BBB–	2,648,148

1,120	Noble Energy Inc., (4)	4.150%	12/15/21	BBB	1,158,632

1,735	OGX Petroleo e Gas Participacoes SA, 144A	8.500%	6/01/18	B+	1,700,300

1,770	Petrobras International Finance Company	6.875%	1/20/40	A3	2,049,987

1,275	Petro-Canada	6.800%	5/15/38	BBB+	1,646,248

1,165	PetroPlus Finance, (4)	9.375%	9/15/19	CCC	588,325

1,600	Seadrill Limited	6.500%	10/05/15	N/R	1,520,000

175	SM Energy Company, 144A	6.625%	2/15/19	BB	182,000

545	Southern Union Company	3.447%	11/01/66	Ba1	508,213

100	Stone Energy Corporation	8.625%	2/01/17	B	102,000

245	SunCor Energy Inc.	6.100%	6/01/18	BBB+	290,022

2,670	Transcapitalinvest LP	5.670%	3/05/14	Baa1	2,770,125

2,475	Valero Energy Corporation	6.125%	2/01/20	BBB	2,753,009

200	Western Refining Inc., (4)	11.250%	6/15/17	B+	227,500
32,674	Total Oil, Gas & Consumable Fuels				34,447,441

Nuveen Investments	107

Portfolio of Investments (Unaudited)

Nuveen Total Return Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Paper & Forest Products – 0.6%

$1,860	International Paper Company	8.700%	6/15/38	BBB	$2,523,481

200	Stora Enso Oyj, 144A	6.404%	4/15/16	BB	193,000

900	Tembec Industries, Inc., (4)	11.250%	12/15/18	B–	927,000

8	Westvaco Corporation	8.200%	1/15/30	BBB	9,096
2,968	Total Paper & Forest Products				3,652,577
	Pharmaceuticals – 1.7%

2,580	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB	2,573,550

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,428,026

2,125	Prologis Inc.	6.875%	3/15/20	Baa2	2,359,441

1,825	Simon Property Group, L.P.	5.650%	2/01/20	A–	2,091,556

2,975	Vornado Realty LP	4.250%	4/01/15	BBB	3,078,881
10,925	Total Pharmaceuticals				11,531,454
	Real Estate Management & Development – 0.4%

825	Central China Real Estate Limited, 144A	12.250%	10/20/15	B+	711,563

1,500	Country Garden Holding Company, 144A, (4)	11.125%	2/23/18	BB–	1,297,500

620	Shimao Property Holdings Limited, 144A	8.000%	12/01/16	BB+	468,100
2,945	Total Real Estate Management & Development				2,477,163
	Road & Rail – 0.2%

1,250	Hertz Corporation	7.375%	1/15/21	BB–	1,270,313
	Semiconductors & Equipment – 0.1%

840	Intel Corporation	4.800%	10/01/41	A+	941,394
	Specialty Retail – 0.4%

2,220	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB–	2,362,164
	Thrifts & Mortgage Finance – 0.3%

1,855	WEA Finance LLC, 144A, (4)	4.625%	5/10/21	A2	1,820,671
	Tobacco – 1.1%

815	Altria Group Inc., (4)	4.750%	5/05/21	BBB+	897,346

3,125	Altria Group Inc.	9.950%	11/10/38	BBB+	4,753,069

1,590	Lorillard Tobacco	8.125%	6/23/19	Baa2	1,894,005
5,530	Total Tobacco				7,544,420
	Transportation Infrastructure – 0.4%

2,550	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	2,557,005
	Wireless Telecommunication Services – 0.5%

2,195	American Tower Company, (4)	5.050%	9/01/20	BBB–	2,198,970

1,275	NII Capital Corporation	8.875%	12/15/19	B+	1,341,927

3,470	Total Wireless Telecommunication Services				3,540,897
$322,432	Total Corporate Bonds (cost $323,028,088)				330,914,464

Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Oil, Gas & Consumable Fuels – 0.1%

7,300	Chesapeake Energy Corporation, Convertible	5.000%	12/31/49	B+	$608,820
	Total Convertible Preferred Securities (cost $620,500)				608,820

108	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 1.0%

	Diversified Banking Institutions – 0.2%

25,000	Bank of America Corporation	4.000%		BBB–	$367,500

51,000	Goldman Sachs Group Inc.	3.750%		BBB+	850,170

14,000	Royal Bank of Scotland Group PLC, Series L	5.750%		BB	206,500
	Total Diversified Banking Institutions				1,424,170
	Diversified Financial Services – 0.1%

28,000	Citigroup Capital Trust XI, (4)	6.000%		Baa3	598,360
	Financials – 0.6%

84,500	Aspen Insurance Holdings Limited	7.401%		BBB–	2,087,150

73,140	Endurance Specialty Holdings Limited	5.500%		BBB–	1,864,338
	Total Financials				3,951,488
	Sovereign Agency – 0.1%

217,000	Federal National Mortgage Association, (4)	4.811%		Ca	299,460
	Total $25 Par (or similar) Preferred Securities (cost $11,445,368)				6,273,478

Principal Amount (000)	Description (1)	Optional Call Provisions (5)		Ratings (3)	Value
	MUNICIPAL BONDS – 0.6%

	Illinois – 0.6%

$3,840	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19	No Opt. Call		A+	$4,138,752
$3,840	Total Municipal Bonds (cost $3,840,000)				4,138,752

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.3%

$190	Tennessee Valley Authority	5.250%	9/15/39	AAA	$242,537

225	U.S. Treasury Bonds, (4)	5.250%	11/15/28	AAA	310,219

450	U.S. Treasury Bonds	4.750%	2/15/37	AAA	611,226

455	U.S. Treasury Bonds, (4)	3.500%	2/15/39	AAA	511,804
$1,320	Total U.S. Government and Agency Obligations (cost $1,294,386)				1,675,786

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 41.0%

$1,885	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,856,250

1,425	American Homes Mortgage Advance Trust, Series 2011-SART1	5.920%	5/10/43	BBB	1,425,000

3,470	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A	3,507,844

550	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	Aaa	548,241

1,143	Banc of America Alternative Loan Trust. Mortgage Pass-Through Certificates, Series 2007-1	5.443%	4/25/37	C	93,668

65	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	46,068

63	Bank of America Auto Trust, Series 2009- 2A, 144A	2.130%	9/15/13	AAA	63,420

161	Bank of America Auto Trust, Series 2010-1A	1.390%	3/15/14	AAA	161,082

350	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	380,806

Nuveen Investments	109

Portfolio of Investments (Unaudited)

Nuveen Total Return Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$800	BMW Vehicle Owners Trust, Series 2010-A	2.100%	10/25/16	AAA	$813,269

275	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	AA	276,532

425	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	423,770

550	CitiBank Credit Card Issuance Trust, Series 2009-A5	2.250%	12/23/14	AAA	558,126

1,346	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, (4)	5.205%	12/11/49	AAA	1,363,345

5,650	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD5	5.886%	11/15/44	AAA	6,262,132

119	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	119,748

1,805	Commercial Mortgage Pass-Through Certificates, Series 2006-CN2A	5.449%	2/05/19	AAA	1,752,807

2,600	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.424%	6/25/47	BB+	2,093,699

715	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	BB+	714,409

993	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	CCC	714,786

1,794	Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.414%	6/25/47	BB+	1,584,091

2,195	Countrywide Hoen Loans, Asset Backed Certificates Series 2007-7	0.454%	10/25/47	BB–	1,705,787

771	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-2	2.748%	2/25/34	BB	690,309

352	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	362,982

500	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	523,766

49	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	AAA	49,173

1,850	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/10/44	AAA	1,948,871

3,630	Extended Stay America Trust 2010-EHSA	4.860%	11/05/27	A	3,675,030

1,772	Fannie Mae Mortgage Interest Strips	5.000%	10/01/35	AAA	174,043

1,715	Fannie Mae Mortgage Pool 20240701	5.500%	7/01/24	AAA	1,863,076

1,006	Fannie Mae Mortgage Pool 20250201	5.500%	2/01/25	AAA	1,103,844

3,706	Fannie Mae Mortgage Pool 20251001	5.500%	10/01/25	AAA	4,051,637

290	Fannie Mae Mortgage Pool 20320401, (4)	6.000%	4/01/32	AAA	316,222

489	Fannie Mae Mortgage Pool 20330601	5.500%	6/01/33	AAA	534,109

3,450	Fannie Mae Mortgage Pool 20340301	5.000%	11/01/33	AAA	3,730,469

665	Fannie Mae Mortgage Pool 20340301	6.000%	3/01/34	AAA	740,847

526	Fannie Mae Mortgage Pool 20340301	5.000%	3/01/34	AAA	568,635

440	Fannie Mae Mortgage Pool 20340301	5.000%	3/01/34	AAA	476,342

754	Fannie Mae Mortgage Pool 20340801	5.500%	9/01/34	AAA	823,700

274	Fannie Mae Mortgage Pool 20341101	6.000%	11/01/34	AAA	304,405

179	Fannie Mae Mortgage Pool 20350401	5.500%	4/01/35	AAA	195,235

113	Fannie Mae Mortgage Pool 20350501	2.547%	5/01/35	AAA	117,843

629	Fannie Mae Mortgage Pool 20360401	6.500%	4/01/36	AAA	709,144

287	Fannie Mae Mortgage Pool 20360401	6.500%	4/01/36	AAA	323,165

814	Fannie Mae Mortgage Pool 20360801	6.500%	8/01/36	AAA	917,389

1,584	Fannie Mae Mortgage Pool 20360901	6.500%	9/01/36	AAA	1,782,139

110	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$593	Fannie Mae Mortgage Pool 20370401	5.500%	4/01/37	AAA	$646,693

688	Fannie Mae Mortgage Pool 20370601	6.000%	6/01/37	AAA	758,269

874	Fannie Mae Mortgage Pool 20370901, (4)	6.000%	9/01/37	AAA	958,319

4,068	Fannie Mae Mortgage Pool 20380101	5.500%	1/01/38	AAA	4,432,601

1	Fannie Mae Mortgage Pool 20380501	5.500%	5/01/38	AAA	1,086

1	Fannie Mae Mortgage Pool 20380701	5.500%	7/01/38	AAA	1,115

1,045	Fannie Mae Mortgage Pool 20380801	6.000%	8/01/38	AAA	1,151,601

1,809	Fannie Mae Mortgage Pool 20381101	5.500%	11/01/38	AAA	1,971,291

2,476	Fannie Mae Mortgage Pool 20381201	5.500%	12/01/38	AAA	2,698,357

3,162	Fannie Mae Mortgage Pool 20390901	6.000%	9/01/39	AAA	3,485,609

5,541	Fannie Mae Mortgage Pool 20390901	4.500%	9/01/39	AAA	5,901,481

4,879	Fannie Mae Mortgage Pool 20391201	4.500%	12/01/39	AAA	5,196,558

1,425	Fannie Mae Mortgage Pool 20400801	4.500%	8/01/40	AAA	1,517,605

5,066	Fannie Mae Mortgage Pool 20401201, (4)	4.000%	12/01/40	AAA	5,326,231

8,917	Fannie Mae Mortgage Pool 20401201, (4)	4.000%	12/01/40	AAA	9,375,391

13,217	Fannie Mae Mortgage Pool 20410101	4.000%	1/01/41	AAA	13,896,494

190	Fannie Mae Mortgage Pool 20330901	2.212%	9/01/33	AAA	198,897

555	Fannie Mae Mortgage Pool 20350101	2.369%	1/01/35	AAA	585,043

137	Fannie Mae Mortgage Pool 20350801	1.898%	8/01/35	AAA	142,533

104	Fannie Mae Mortgage Pool 20361201	6.001%	12/01/36	AAA	112,772

328	Fannie Mae Mortgage Pool 20370901	6.157%	9/01/37	AAA	357,195

6,125	Fannie Mae Mortgage TBA Pools (WI/DD)	5.000%	TBA	AAA	6,616,914

6,080	Fannie Mae Mortgage TBA Pools (WI/DD)	4.500%	TBA	AAA	6,469,500

38,155	Fannie Mae Mortgage TBA Pools (WI/DD)	4.000%	TBA	AAA	40,080,637

6,750	Fannie Mae Mortgage TBA Pools (WI/DD)	3.500%	TBA	AAA	6,941,953

7,275	Fannie Mae Mortgage TBA Pools (WI/DD)	6.000%	TBA	AAA	8,010,457

6,250	Fannie Mae Mortgage TBA Pools (WI/DD)	5.500%	TBA	AAA	6,805,664

650	FDIC Structured Sales Guaranteed Notes, Series 2010-L1A	0.000%	10/25/13	AAA	642,415

2,964	FDIC Structures Sales Guaranteed Notes, Series 2010-S1	0.820%	2/25/48	AAA	2,958,541

2,501	Federal Home Loan Bank Mortgages 20380501	2.456%	5/01/38	AAA	2,636,600

581	Federal Home Loan Bank Mortgages 20291001	2.695%	10/01/29	AAA	590,411

501	Federal Home Loan Bank Mortgages 20300701	2.341%	7/01/30	AAA	528,362

345	Federal Home Loan Bank Mortgages 20330501	2.211%	5/01/33	AAA	362,753

1,069	Federal Home Loan Bank Mortgages 20360701	2.498%	7/01/36	AAA	1,127,449

31	Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	5.136%	1/01/37	AAA	33,057

62	Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	AAA	65,341

50	Fifth Third Auto Trust 2008-1	4.810%	1/15/13	AAA	49,993

290	Ford Credit Auto Owner Trust 10A	2.930%	11/15/15	AAA	300,595

2,950	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.805%	10/18/54	AAA	2,938,758

853	Freddie Mac Mortgage Pool, Various 20310701	6.500%	7/01/31	AAA	977,721

531	Freddie Mac Mortgage Pool, Various 20370801	7.000%	8/01/37	AAA	602,861

76	Freddie Mac Non Gold Participation Certificates 20361201	6.212%	12/01/36	AAA	82,188

207	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.349%	8/11/36	AAA	209,218

Nuveen Investments	111

Portfolio of Investments (Unaudited)

Nuveen Total Return Bond Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$850	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	AAA	$866,812

12	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2010-1	4.250%	7/25/40	Aa2	12,119

1,799	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6	5.506%	4/10/38	AAA	1,811,077

3,135	Goldman Sachs Mortgage Securities Corporation II, Commerical Mortgage Pass-Through Certificates, Series 2006-GG8	5.560%	11/10/39	AAA	3,441,926

1,390	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (4)	5.790%	8/10/45	AAA	1,509,521

2,296	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.748%	3/25/43	Ba3	1,976,831

2,035	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-4F	5.768%	5/25/35	CC	1,261,355

1,943	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-AR1	3.052%	1/25/35	CC	971,354

531	Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust	4.500%	5/16/38	AAA	564,053

2,145	Government National Mortgage Association Mortgage Backed Securities	5.000%	1/01/42	AAA	2,375,923

458	Green Tree Financial Corporation, Manufactured Housing Loans, Series 2008-MH1	7.000%	4/25/38	AAA	462,671

73	Green Tree Financial Corporation, Manufactured Housing Contract Pass Through Certificates Series 1996-8	8.050%	11/15/26	AAA	75,187

2,420	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-GG5	5.117%	4/10/37	AAA	2,430,845

650	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	701,206

92	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A	86,133

360	Hertz Vehicle Financing LLC Series 2009	4.260%	3/25/14	Aaa	368,526

120	Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	120,336

2,080	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	BBB	1,917,003

477	IndyMac INDX Mortgage Loan Trust, Pass Through Certificates, Series 2005-AR1	2.625%	3/25/35	AAA	407,119

526	JPMorgan Mortage Trust, Mortgage Pass-Through Certtificates, Series 2006-A7	5.687%	1/25/37	C	44,042

1,720	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.574%	4/25/47	CCC	1,170,339

4,035	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	AAA	4,219,759

2,250	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C4 C	5.251%	7/15/46	A	1,919,948

3,845	JPMorgan Chase Commerical Mortgage Trust, Commerical Mortage Pass Through Certificates, Series 2011-C4	4.106%	7/15/46	AAA	4,058,013

1,547	LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C7	5.103%	11/15/30	AAA	1,545,878

1,848	Lehman Mortgage Trust, Mortgage Pass Through Certificates, Series 2008-6	5.870%	7/25/47	A	1,717,399

112	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,838	Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	BB	$4,010,408

230	Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	Aa2	215,775

4,570	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12	5.332%	12/15/43	AAA	5,108,122

508	National Credit Union Adminstration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	536,353

2,880	OBP Depositor LLC Trust, Commercial Mortgage Pass Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	3,219,607

1,745	Ocwen Advance Receivables Backed Notes, Series 2009-3A	4.140%	7/15/23	AAA	1,747,181

1,999	RBSSP Resecuritization Trust 2010-11	0.464%	3/26/37		1,908,688

2,982	RBSSP Resecuritization Trust 2010-4	0.404%	3/26/36	A	2,732,411

2,495	Renaissance Home Equity Loan Trust I, Home Equity Loan Asset-Backed Notes, Series 2005-3	5.140%	11/25/35	AA+	1,882,882

510	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	CCC	446,726

350	Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.865%	3/18/36	AAA	353,215

1,204	Santander Drive Auto Receivables Trust, Series 2010-1	1.360%	3/15/13	AAA	1,204,576

2,540	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	2,526,391

420	Toyota Auto Receivables Owner Trust, Class A3, Series 2003B	1.860%	5/16/16	AAA	424,658

756	Wachovia Mortgage Loan Trust LLC, Mortgage PasS-Through Certificates, Series 2005-B	2.637%	10/20/35	CCC	579,631

773	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.437%	8/25/38	AAA	806,097

40	Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	2.690%	3/25/35	BBB–	36,334

2,250	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	5.335%	3/15/44	A	1,976,138

3,300	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/15/44	AAA	3,513,834
$265,623	Total Asset-Backed and Mortgage-Backed Securities (cost $266,108,678)				269,458,186

Principal Amount (000) (6)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SOVEREIGN DEBT – 3.4%

	Argentina – 0.5%

$1,040	Provincia de Buenos Aires	10.875%	1/26/21	B	$782,600

160	Province de Buenos Aires	10.875%	1/26/21	B	120,400

1,300	Provincia de Cordoba	12.375%	8/17/17	B	1,092,000

1,400	Republic of Argentina	8.750%	6/02/17	B	1,316,000

3,900	Total Argentina				3,311,000
	Australia – 1.2%

7,350 AUD	Australian Government	4.500%	4/15/20	AAA	8,001,172
	Canada – 0.9%

5,500 CAD	Canadian Government Debt	3.75%	6/01/19	BBB	6,177,600
	Indonesia – 0.3%

1,830	Republic of Indonesia, 144A	5.875%	3/13/20	BBB–	2,072,475

Nuveen Investments	113

Portfolio of Investments (Unaudited)

Nuveen Total Return Bond Fund (continued)

December 31, 2011

Principal Amount (000) (6)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Peru – 0.3%

$1,605	Republic of Peru	6.550%	3/14/37	BBB	$2,038,350
	Ukraine – 0.2%

1,250	Ukraine Government	7.750%	9/23/20	B+	1,081,250
	Total Sovereign Debt (cost $21,196,527)				22,681,847

Shares	Description (1)				Value
	INVESTMENT COMPANIES – 0.2%

15,000	Alliance National Municipal Inc.				$221,700

36,000	Blackrock Credit Allocation Income Trust IV				437,400

40,000	CBRE Clarion Global Real Estate Income Fund				273,600

23,000	Highland Credit Strategies Fund				142,140

20,000	Invesco Municipal Income Opportunities Trust				133,000

2,000	Pimco Income Strategy Fund				20,800

16,000	Pioneer Diversified High Income Trust, (4)				307,520
	Total Investment Companies (cost $1,504,063)				1,536,160

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.3%

	Money Market Funds – 10.3%

67,926,716	Mount Vernon Securities Lending Prime Portfolio, 0.233% (7),(8)				$67,926,716
	Total Investments Purchased with Collateral from Securities Lending (cost $67,926,716)				67,926,716

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 12.6%

	Money Market Funds – 11.8%

5	First American Prime Obligations Fund, Class Z	0.036% (7)	N/A	N/A	$5

77,144,276	First American Treasury Obligations Fund, Class Z	0.000% (7)	N/A	N/A	77,144,276
	Total Money Market Funds				77,144,281
	U.S. Government and Agency Obligations – 0.8%

$3,500	U.S. Treasury Bills, (9)	0.013%	4/05/12	Aaa	$3,499,818

715	U.S. Treasury Bills, (9)	0.018%	5/03/12	Aaa	714,940

350	U.S. Treasury Bills, (9)	0.033%	5/31/12	Aaa	349,942

900	U.S. Treasury Bills, (9)	0.053%	7/26/12	Aaa	899,718

$5,465	Total U.S. Government and Agency Obligations				5,464,418
	Total Short-Term Investments (cost $82,608,775)				82,608,699
	Total Investments (cost $779,593,180) – 119.8%				787,828,901
	Other Assets Less Liabilities – (19.8)% (10)				(130,136,330)
	Net Assets – 100%				$657,692,571

114	Nuveen Investments

Investments in Derivatives at December 31, 2011:

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)(10)
JPMorgan Chase	Euro	5,280,000	U.S. Dollar	7,050,648	2/13/12	$214,613
Citigroup	Euro	1,110,000	U.S. Dollar	1,448,679	2/21/12	11,446
JPMorgan Chase	Euro	10,600,000	U.S. Dollar	13,810,528	2/29/12	84,510
Citigroup	U.S. Dollar	3,491,886	South Korean Won	3,916,500,000	1/13/12	(95,837)
JPMorgan Chase	U.S. Dollar	2,597,458	South Korean Won	3,025,000,000	1/25/12	23,177
Citigroup	U.S. Dollar	3,753,065	Mexican Peso	52,800,000	2/08/12	17,438
Citigroup	U.S. Dollar	5,826,590	New Zealand Dollar	7,700,000	2/08/12	149,993
State Street	U.S. Dollar	3,626,796	Australian Dollar	3,270,000	2/17/12	(301,383)
Citigroup	U.S. Dollar	7,098,480	Australian Dollar	7,200,000	2/21/12	220,449
Citigroup	U.S. Dollar	5,995,900	Canadian Dollar	5,750,000	2/21/12	16,159
Citigroup	U.S. Dollar	5,621,163	Canadian Dollar	6,200,000	2/21/12	82,604
JPMorgan Chase	U.S. Dollar	3,169,103	Mexican Peso	43,900,000	2/21/12	(37,278)
JPMorgan Chase	U.S. Dollar	2,582,785	South African Rand	21,800,000	2/21/12	94,680
						$480,571

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (11)	Current Credit Spread (12)	Notional Amount (U.S. Dollars)	Received* Fixed Rate	Termination Date	Value	Appreciation Depreciation) (U.S. Dollars)(10)
JPMorgan Chase	Markit CDX NA HY17 Index	Sell	8.35%	$5,488,000	5.000%	12/20/16	$(375,885)	$275,806
UBS	Markit CDX NA HY17 Index	Sell	8.37	3,136,000	5.000	12/20/16	(402,733)	165,273
UBS	Markit CDX NA HY17 Index	Sell	8.37	5,880,000	5.000	12/20/16	(214,791)	299,016
								$740,095
*	Annualized.

Interest Rate Swaps outstanding:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)(10)
Citigroup	$9,800,000	ZAR	Pay	3-Month JIBAR	7.655%	Quarterly	1/07/21	$18,050	$18,050
Citigroup	23,500,000	ZAR	Pay	3-Month JIBAR	7.655	Quarterly	1/07/21	41,472	42,132
UBS	41,000,000	USD	Receive	3-Month USD-LIBOR	2.056	Semi-Annually	7/01/15	(2,030,848)	(2,030,848)
									$(1,970,666)
*	Annualized.

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)(10)
U.S. Treasury 5-Year Note	Short	(208)	3/12	$(25,637,624)	$(109,318)
U.S. Treasury 10-Year Note	Short	(209)	3/12	(27,405,125)	(294,282)
U.S. Treasury Long Bond	Short	(18)	3/12	(2,606,625)	(67,092)
					$(470,692)

Call Options Purchased outstanding:

Number of Contracts	Type	Notional Amount (13)	Expiration Date	Strike Price	Value(10)
411	U.S. 10-Year Note Futures	5,466,300	2/12	133.0	$70,641
411	Total Call Options Purchased (premiums paid $150,916)				$70,641

Nuveen Investments	115

Portfolio of Investments (Unaudited)

Nuveen Total Return Bond Fund (continued)

December 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or a portion of investment, is out on loan for securities lending.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	The rate shown is the annualized seven-day effective yield as of December 31, 2011.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

(9)	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of December 31, 2011.

(10)	Other Assets Less Liabilities, includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

(11)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(12)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(13)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by Strike Price by 100.

WI/DD	Purchased on a when-issued or delayed delivery basis.

N/A	Not applicable.

N/R	Not rated.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

JIBAR	Johannesburg Inter-Bank Agreed Rate

USD-LIBOR	United States Dollar–London Inter-Bank Offered Rate.

AUD	Australian Dollar

CAD	Canadian Dollar

ZAR	South African Rand

See accompanying notes to financial statements.

116	Nuveen Investments

Statement of Assets & Liabilities

Nuveen Investments	117

Statement of Assets & Liabilities (Unaudited)

December 31, 2011

	Core Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities
Assets
Investments, at value (cost $880,743,011, $13,469,145, $574,157,417 and $286,798,813, respectively)	$907,136,491	$13,440,760	$546,132,778	$312,257,154
Investment purchased with collateral from securities lending (at cost, which approximates value)	265,290,988	—	141,911,228	110,025,443
Short-Term investments (cost $55,572,280, $3,134,657, $2,025,250 and $4,999,174, respectively)	55,572,077	3,134,657	2,025,234	4,999,132
Options purchased, at value (premiums paid $—, $6,216, $— and $—, respectively)	—	2,922	—	—
Cash denominated in foreign currencies (cost $—, $139,293, $— and $—, respectively)	—	136,795	—	—
Cash	—	3,103,473	38,969	16,252
Unrealized appreciation on:
Credit default swaps	—	3,127	—	249,179
Forward foreign currency exchange contracts	—	98,858	—	69,753
Interest rate swaps	—	—	—	—
Receivables:
Dividends	—	—	269,199	4,978
Due from broker	206,170	—	42,025	10,268
Interest	7,082,060	130,933	12,151,021	1,905,873
Investments sold	18,478,303	—	2,805,678	154,787
Shares sold	274,811	—	979,725	763,407
Variation margin on futures contracts	—	1,912	10,411	7,110
Other assets	25,154	—	22,474	33,513
Total assets	1,254,066,054	20,053,437	706,388,742	430,496,849
Liabilities
Cash overdraft	199,874	—	—	—
Credit default swap premiums received	—	137,035	—	584,791
Unrealized depreciation on:
Credit default swaps	—	5,318	—	—
Forward foreign currency exchange contracts	—	127,599	—	—
Interest rate swaps	2,601,017	—	—	333,245
Payables:
Collateral from securities lending program	265,290,988	—	141,911,228	110,025,443
Dividends	1,967,771	—	2,902,071	3,686,281
Investments purchased	69,331,822	5,818,382	949,882	—
Shares redeemed	1,107,396	—	1,498,901	220,156
Variation margin on futures contracts	68,151	—	—	—
Accrued expenses:
Management fees	483,172	3,987	362,450	158,401
12b-1 distribution and service fees	22,120	71	57,228	9,613
Other	384,173	6,125	673,797	216,155
Total liabilities	341,456,484	6,098,517	148,355,557	115,234,085
Net assets	$912,609,570	$13,954,920	$558,033,185	$315,262,764

See accompanying notes to financial statements.

118	Nuveen Investments

	Core Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities
Class A Shares
Net assets	$82,762,826	$49,829	$88,977,371	$13,784,599
Shares outstanding	7,231,304	2,500	10,661,517	1,200,807
Net asset value per share	$11.45	$19.93	$8.35	$11.48
Offering price per share (net asset value per share plus maximum sales charge of 4.25%, 4.75%, 4.75% and 4.25%, respectively, of offering price)	$11.96	$20.92	$8.77	$11.99
Class B Shares
Net assets	$1,425,491	N/A	$2,293,625	N/A
Shares outstanding	125,718	N/A	276,359	N/A
Net asset value and offering price per share	$11.34	N/A	$8.30	N/A
Class C Shares
Net assets	$4,080,972	$49,798	$43,474,889	$7,950,359
Shares outstanding	358,058	2,500	5,220,779	697,704
Net asset value and offering price per share	$11.40	$19.92	$8.33	$11.40
Class R3 Shares
Net assets	$373,120	$49,819	$427,739	$118,336
Shares outstanding	32,438	2,500	50,165	10,356
Net asset value and offering price per share	$11.50	$19.93	$8.53	$11.43
Class I Shares
Net assets	$823,967,161	$13,805,474	$422,859,561	$293,409,470
Shares outstanding	72,030,837	692,500	50,571,477	25,537,458
Net asset value and offering price per share	$11.44	$19.94	$8.36	$11.49
Net assets consist of:
Capital paid-in	$898,322,775	$14,000,000	$596,472,070	$298,290,600
Undistributed (Over-distribution of) net investment income	430,778	15,035	896,530	653,845
Accumulated net realized gain (loss)	(9,677,949)	(12,677)	(11,349,583)	(9,140,901)
Net unrealized appreciation (depreciation)	23,533,966	(47,438)	(27,985,832)	25,459,220
Net assets	$912,609,570	$13,954,920	$558,033,185	$315,262,764
Authorized shares	2 billion	Unlimited	2 billion	2 billion
Par value per share	$0.0001	$0.01	$0.0001	$0.0001
N/A	– Global Total Return Bond and Inflation Protected Securities do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	119

Statement of Assets & Liabilities (Unaudited) (continued)

December 31, 2011

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Assets
Investments, at value (cost $102,979,317, $612,362,750, $789,746,615 and $629,057,689, respectively)	$106,751,339	$634,731,461	$788,757,162	$637,293,486
Investment purchased with collateral from securities lending (at cost, which approximates value)	30,419,777	145,279,759	85,327,821	67,926,716
Short-Term investments (cost $3,217,633, $18,779,484, $13,002,291 and $82,608,775, respectively)	3,217,605	18,779,415	13,002,105	82,608,699
Options purchased, at value (premiums paid $—, $—, $— and $150,916, respectively)	—	—	—	70,641
Cash denominated in foreign currencies (cost $—, $—, $762 and $310,036, respectively)	—	—	637	307,593
Cash	2,819	—	173,498	—
Unrealized appreciation on:
Credit default swaps	—	—	—	740,095
Forward foreign currency exchange contracts	—	—	146,966	915,069
Interest rate swaps	—	—	—	60,182
Receivables:
Dividends	—	—	—	62,710
Due from broker	9,387	12,477	10,958	41,058
Interest	547,337	5,297,346	6,076,807	6,417,436
Investments sold	41,982	58,941	151,533	47,261,330
Shares sold	41,624	4,488,130	1,178,366	1,330,373
Variation margin on futures contracts	30,374	779	—	—
Other assets	16,823	15,961	75,240	114,012
Total assets	141,079,067	808,664,269	894,901,093	845,149,400
Liabilities
Cash overdraft	—	189	—	342,939
Credit default swap premiums received	—	—	—	1,733,504
Unrealized depreciation on:
Credit default swaps	—	—	—	—
Forward foreign currency exchange contracts	—	—	106,798	434,498
Interest rate swaps	—	1,565,071	1,092,412	2,030,848
Payables:
Collateral from securities lending program	30,419,777	145,279,759	85,327,821	67,926,716
Dividends	126,905	1,210,724	1,360,038	1,581,456
Investments purchased	2,351,466	132,430	—	111,933,400
Shares redeemed	35,793	358,281	1,708,874	454,677
Variation margin on futures contracts	—	—	143,902	105,432
Accrued expenses:
Management fees	36,465	375,270	422,339	437,499
12b-1 distribution and service fees	3,015	3,466	58,304	38,202
Other	80,755	300,206	543,678	437,655
Total liabilities	33,054,176	149,225,396	90,764,166	187,456,829
Net assets	$108,024,891	$659,438,873	$804,136,927	$657,692,571

See accompanying notes to financial statements.

120	Nuveen Investments

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Class A Shares
Net assets	$13,714,192	$21,176,803	$128,486,782	$53,677,620
Shares outstanding	1,523,646	2,021,964	13,065,181	5,103,402
Net asset value per share	$9.00	$10.47	$9.83	$10.52
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 3.00%, 2.25% and 4.25%, respectively, of offering price)	$9.28	$10.79	$10.06	$10.99
Class B Shares
Net assets	N/A	N/A	N/A	$2,386,755
Shares outstanding	N/A	N/A	N/A	228,145
Net asset value and offering price per share	N/A	N/A	N/A	$10.46
Class C Shares
Net assets	$1,262,717	$875,179	$47,965,477	$29,544,868
Shares outstanding	140,202	83,923	4,866,416	2,826,949
Net asset value and offering price per share	$9.01	$10.43	$9.86	$10.45
Class R3 Shares
Net assets	$532,114	N/A	$478,246	$1,239,261
Shares outstanding	59,163	N/A	48,596	117,367
Net asset value and offering price per share	$8.99	N/A	$9.84	$10.56
Class I Shares
Net assets	$92,515,868	$637,386,891	$627,206,422	$570,844,067
Shares outstanding	10,274,639	61,089,682	63,768,746	54,320,606
Net asset value and offering price per share	$9.00	$10.43	$9.84	$10.51
Net assets consist of:
Capital paid-in	$113,844,192	$640,285,956	$833,064,681	$714,028,982
Undistributed (Over-distribution of) net investment income	(28,289)	(719,854)	823,159	2,717,716
Accumulated net realized gain (loss)	(9,653,616)	(846,778)	(27,274,567)	(65,998,804)
Net unrealized appreciation (depreciation)	3,862,604	20,719,549	(2,476,346)	6,944,677
Net assets	$108,024,891	$659,438,873	$804,136,927	$657,692,571
Authorized shares	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001
N/A	– Intermediate Government Bond and Short Term Bond do not offer Class B Shares. Intermediate Term Bond does not offer Class B Shares or Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	121

Statement of Operations (Unaudited)

Six Months Ended December 31, 2011

	Core Bond	Global Total Return Bond*	High Income Bond	Inflation Protected Securities
Investment Income
Dividend and interest income (net of foreign tax withheld of $—, $—, $6,656 and $—, respectively)	$21,171,777	$23,215	$22,735,733	$3,323,330
Securities lending income	99,520	—	211,493	66,546
Total investment income	21,271,297	23,215	22,947,226	3,389,876
Expenses
Management fees	3,007,181	6,355	1,875,430	985,077
12b-1 service fees – Class A	105,670	10	60,583	16,872
12b-1 distribution and service fees – Class B	8,101	N/A	7,468	N/A
12b-1 distribution and service fees – Class C	19,154	41	100,786	37,869
12b-1 distribution and service fees – Class R3	952	20	848	213
Shareholders’ servicing agent fees and expenses	201,819	1,164	213,420	93,030
Custodian’s fees and expenses	93,105	440	70,265	31,984
Directors’/Trustees’ fees and expenses	12,747	29	8,510	4,277
Professional fees	7,499	2,621	8,029	8,241
Shareholders’ reports – printing and mailing expenses	80,159	571	56,100	24,785
Federal and state registration fees	20,280	1,283	32,821	24,899
Reorganization expense	—	—	19,000	—
Other expenses	21,272	18	17,745	10,954
Total expenses before expense reimbursement	3,577,939	12,552	2,471,005	1,238,201
Expense reimbursement	(72,800)	(4,372)	(165,511)	(261,619)
Net expenses	3,505,139	8,180	2,305,494	976,582
Net investment income (loss)	17,766,158	15,035	20,641,732	2,413,294
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	12,922,483	(20,826)	(10,763,570)	3,115,040
Forward foreign currency exchange contracts	—	—	—	(30,640)
Futures contracts	(6,034,026)	10,141	(76,238)	(221,438)
Options purchased	—	(3,281)	—	—
Options written	—	—	—	—
Swaps	(1,140,065)	1,289	—	(582,431)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,407,490)	(32,096)	(32,894,094)	15,909,757
Forward foreign currency exchange contracts	—	(28,741)	—	69,753
Futures contracts	(1,146,984)	18,884	38,801	(61,134)
Options purchased	—	(3,294)	—	—
Options written	—	—	—	—
Swaps	(124,532)	(2,191)	—	220,075
Net realized and unrealized gain (loss)	1,069,386	(60,115)	(43,695,101)	18,418,982
Net increase (decrease) in net assets from operations	$18,835,544	$(45,080)	$(23,053,369)	$20,832,276
*	For the period December 2, 2011 (commencement of operations) through December 31, 2011.
N/A –	Global Total Return Bond and Inflation Protected Securities does not offer Class B Shares.

See accompanying notes to financial statements.

122	Nuveen Investments

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Investment Income
Dividend and interest income (net of foreign tax withheld of $—, $—, $— and $—, respectively)	$1,574,534	$12,304,107	$12,601,518	$13,952,951
Securities lending income	11,748	69,815	56,673	52,118
Total investment income	1,586,282	12,373,922	12,658,191	14,005,069
Expenses
Management fees	366,049	2,061,717	1,867,309	1,940,460
12b-1 service fees – Class A	10,449	16,570	67,910	42,495
12b-1 distribution and service fees – Class B	N/A	N/A	N/A	7,363
12b-1 distribution and service fees – Class C	6,650	4,444	77,772	72,997
12b-1 distribution and service fees – Class R3	1,248	N/A	302	2,829
Shareholders’ servicing agent fees and expenses	45,983	112,459	158,192	112,496
Custodian’s fees and expenses	11,290	57,628	84,053	69,820
Directors’/Trustees’ fees and expenses	1,527	8,733	13,694	10,925
Professional fees	8,295	7,807	7,768	7,968
Shareholders’ reports – printing and mailing expenses	15,967	29,192	64,091	51,544
Federal and state registration fees	17,626	30,265	7,483	18,328
Reorganization expense	—	—	99,000	121,000
Other expenses	11,542	17,255	22,888	19,261
Total expenses before expense reimbursement	496,626	2,346,070	2,470,462	2,477,486
Expense reimbursement	(140,739)	(34,072)	(60,393)	(150,858)
Net expenses	355,887	2,311,998	2,410,069	2,326,628
Net investment income (loss)	1,230,395	10,061,924	10,248,122	11,678,441
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	404,905	3,709,409	3,316,781	8,241,702
Forward foreign currency exchange contracts	—	—	(442,249)	(2,232,173)
Futures contracts	519,404	(604,919)	(6,302,279)	(5,524,323)
Options purchased	—	—	—	(1,075,687)
Options written	—	—	—	(321,084)
Swaps	—	(477,114)	(2,002,014)	(1,512,017)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,038,862	(1,457,094)	(14,585,477)	(6,534,985)
Forward foreign currency exchange contracts	—	—	132,990	466,827
Futures contracts	100,934	(178,927)	191,389	(669,157)
Options purchased	—	—	—	(80,275)
Options written	—	—	—	(113,961)
Swaps	—	(107,011)	(508,439)	(195,081)
Net realized and unrealized gain (loss)	2,064,105	884,344	(20,199,298)	(9,550,214)
Net increase (decrease) in net assets from operations	$3,294,500	$10,946,268	$(9,951,176)	$2,128,227
N/A	– Intermediate Government Bond and Short Term Bond do not offer Class B Shares. Intermediate Term Bond does not offer Class B Shares or Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	123

Statement of Changes in Net Assets (Unaudited)

			Global Total Return Bond
	Core Bond		Period 12/02/11 (commencement of operations) through 12/31/11	High Income Bond
	Six Months Ended 12/31/11	Year Ended 6/30/11		Six Months Ended 12/31/11	Year Ended 6/30/11
Operations
Net investment income (loss)	$17,766,158	$47,739,793	$15,035	$20,641,732	$36,550,090
Net realized gain (loss) from:
Investments and foreign currency	12,922,483	54,185,668	(20,826)	(10,763,570)	24,993,013
Forward foreign currency exchange contracts	—	—	—	—	—
Futures contracts	(6,034,026)	(8,856,879)	10,141	(76,238)	439,344
Options purchased	—	—	(3,281)	—	—
Options written	—	—	—	—	—
Swaps	(1,140,065)	(2,009,429)	1,289	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,407,490)	(22,473,175)	(32,096)	(32,894,094)	12,502,589
Forward foreign currency exchange contracts	—	—	(28,741)	—	—
Futures contracts	(1,146,984)	3,005,732	18,884	38,801	(178,442)
Options purchased	—	—	(3,294)	—	—
Options written	—	—	—	—	—
Swaps	(124,532)	62,340	(2,191)	—	—
Net increase (decrease) in net assets from operations	18,835,544	71,654,050	(45,080)	(23,053,369)	74,306,594
Distributions to Shareholders
From net investment income:
Class A	(1,544,324)	(3,347,296)	—	(1,943,335)	(2,338,443)
Class B	(23,453)	(75,877)	N/A	(53,593)	(103,717)
Class C	(56,275)	(109,255)	—	(740,956)	(588,496)
Class R3(1)	(6,433)	(17,140)	—	(12,803)	(26,632)
Class I(1)	(17,057,237)	(42,653,198)	—	(17,500,123)	(33,008,236)
From accumulated net realized gains:
Class A	—	—	—	(298,280)	—
Class B	—	—	N/A	(7,773)	—
Class C	—	—	—	(148,234)	—
Class R3(1)	—	—	—	(1,386)	—
Class I(1)	—	—	—	(1,460,981)	—
Decrease in net assets from distributions to shareholders	(18,687,722)	(46,202,766)	—	(22,167,464)	(36,065,524)
Fund Share Transactions
Fund reorganization	—	—	—	109,635,647	—
Proceeds from sale of shares	76,309,012	157,991,764	14,000,000	104,027,574	226,022,874
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,398,823	16,255,878	—	4,954,160	5,754,839
	82,707,835	174,247,642	14,000,000	218,617,381	231,777,713
Cost of shares redeemed	(187,663,547)	(462,890,776)	—	(118,518,799)	(155,401,477)
Net increase (decrease) in net assets from Fund share transactions	(104,955,712)	(288,643,134)	14,000,000	100,098,582	76,376,236
Net increase (decrease) in net assets	(104,807,890)	(263,191,850)	13,954,920	54,877,749	114,617,306
Net assets at the beginning of period	1,017,417,460	1,280,609,310	—	503,155,436	388,538,130
Net assets at the end of period	$912,609,570	$1,017,417,460	$13,954,920	$558,033,185	$503,155,436
Undistributed (Over-distribution of) net investment income at the end of period	$430,778	$1,352,342	$15,035	$896,530	$505,608
N/A	– Global Total Return Bond does not offer Class B Shares.
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

124	Nuveen Investments

	Inflation Protected Securities		Intermediate Government Bond
	Six Months Ended 12/31/11	Year Ended 6/30/11	Six Months Ended 12/31/11	Year Ended 6/30/11
Operations
Net investment income (loss)	$2,413,294	$7,901,160	$1,230,395	$3,253,134
Net realized gain (loss) from:
Investments and foreign currency	3,115,040	4,562,822	404,905	3,114,651
Forward foreign currency exchange contracts	(30,640)	(51,127)	—	—
Futures contracts	(221,438)	(213,630)	519,404	76,868
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	(582,431)	(205,890)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,909,757	4,335,598	1,038,862	(1,948,456)
Forward foreign currency exchange contracts	69,753	—	—	—
Futures contracts	(61,134)	210,169	100,934	(68,702)
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	220,075	7,647	—	—
Net increase (decrease) in net assets from operations	20,832,276	16,546,749	3,294,500	4,427,495
Distributions to Shareholders
From net investment income:
Class A	(295,655)	(125,517)	(148,438)	(383,252)
Class B	N/A	N/A	N/A	N/A
Class C	(119,057)	(48,340)	(8,417)	(24,042)
Class R3(1)	(1,695)	(8,196)	(4,485)	(9,778)
Class I(1)	(6,759,943)	(2,852,540)	(1,097,132)	(2,876,058)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(7,176,350)	(3,034,593)	(1,258,472)	(3,293,130)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	80,688,334	153,222,275	6,829,139	33,044,146
Proceeds from shares issued to shareholders due to reinvestment of distributions	727,170	487,382	446,636	1,416,540
	81,415,504	153,709,657	7,275,775	34,460,686
Cost of shares redeemed	(55,147,727)	(64,764,465)	(16,223,151)	(94,342,196)
Net increase (decrease) in net assets from Fund share transactions	26,267,777	88,945,192	(8,947,376)	(59,881,510)
Net increase (decrease) in net assets	39,923,703	102,457,348	(6,911,348)	(58,747,145)
Net assets at the beginning of period	275,339,061	172,881,713	114,936,239	173,683,384
Net assets at the end of period	$315,262,764	$275,339,061	$108,024,891	$114,936,239
Undistributed (Over-distribution of) net investment income at the end of period	$653,845	$5,416,901	$(28,289)	$(212)
N/A	– Inflation Protected Securities and Intermediated Government Bond do not offer Class B Shares.
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	125

Statement of Changes in Net Assets (Unaudited) (continued)

	Intermediate Term Bond		Short Term Bond
	Six Months Ended 12/31/11	Year Ended 6/30/11	Six Months Ended 12/31/11	Year Ended 6/30/11
Operations
Net investment income (loss)	$10,061,924	$25,116,673	$10,248,122	$20,010,214
Net realized gain (loss) from:
Investments and foreign currency	3,709,409	21,982,231	3,316,781	8,061,708
Forward foreign currency exchange contracts	—	—	(442,249)	(143,789)
Futures contracts	(604,919)	(971,631)	(6,302,279)	(5,003,707)
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	(477,114)	(1,226,416)	(2,002,014)	313,057
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,457,094)	(9,945,282)	(14,585,477)	390,332
Forward foreign currency exchange contracts	—	—	132,990	(92,822)
Futures contracts	(178,927)	(165,227)	191,389	693,795
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	(107,011)	33,658	(508,439)	488,181
Net increase (decrease) in net assets from operations	10,946,268	34,824,006	(9,951,176)	24,716,969
Distributions to Shareholders
From net investment income:
Class A	(345,582)	(786,192)	(1,086,666)	(1,859,321)
Class B	N/A	N/A	N/A	N/A
Class C	(10,298)	(2,096)	(134,940)	(58,239)
Class R3(1)	N/A	N/A	(1,398)	N/A
Class I(1)	(10,270,649)	(24,001,414)	(8,754,634)	(16,480,508)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3(1)	N/A	N/A	—	—
Class I(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(10,626,529)	(24,789,702)	(9,977,638)	(18,398,068)
Fund Share Transactions
Fund reorganizations	—	—	154,985,307	—
Proceeds from sale of shares	86,516,478	149,971,859	109,276,796	524,865,968
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,683,778	6,310,928	2,658,837	4,910,267
	89,200,256	156,282,787	266,920,940	529,776,235
Cost of shares redeemed	(110,864,216)	(246,799,023)	(270,852,507)	(427,990,718)
Net increase (decrease) in net assets from Fund share transactions	(21,663,960)	(90,516,236)	(3,931,567)	101,785,517
Net increase (decrease) in net assets	(21,344,221)	(80,481,932)	(23,860,381)	108,104,418
Net assets at the beginning of period	680,783,094	761,265,026	827,997,308	719,892,890
Net assets at the end of period	$659,438,873	$680,783,094	$804,136,927	$827,997,308
Undistributed (Over-distribution of) net investment income at the end of period	$(719,854)	$(155,249)	$823,159	$552,675
N/A	– Intermediate Term Bond does not offer Class B or R3 Shares. Short Term Bond does not offer Class B Shares and did not offer Class R3 Shares prior to September 23, 2011.
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

126	Nuveen Investments

	Total Return Bond
	Six Months Ended 12/31/11	Year Ended 6/30/11
Operations
Net investment income (loss)	$11,678,441	$29,514,691
Net realized gain (loss) from:
Investments and foreign currency	8,241,702	34,568,431
Forward foreign currency exchange contracts	(2,232,173)	(70,957)
Futures contracts	(5,524,323)	(7,380,309)
Options purchased	(1,075,687)	—
Options written	(321,084)	(189,057)
Swaps	(1,512,017)	2,289,011
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,534,985)	(1,253,606)
Forward foreign currency exchange contracts	466,827	13,743
Futures contracts	(669,157)	2,406,651
Options purchased	(80,275)	—
Options written	(113,961)	113,961
Swaps	(195,081)	(715,210)
Net increase (decrease) in net assets from operations	2,128,227	59,297,349
Distributions to Shareholders
From net investment income:
Class A	(671,398)	(1,234,485)
Class B	(23,231)	(43,626)
Class C	(230,303)	(252,970)
Class R3(1)	(20,695)	(36,575)
Class I(1)	(12,412,161)	(27,595,194)
From accumulated net realized gains:
Class A	—	—
Class B	—	—
Class C	—	—
Class R3(1)	—	—
Class I(1)	—	—
Decrease in net assets from distributions to shareholders	(13,357,788)	(29,162,850)
Fund Share Transactions
Fund reorganizations	79,044,642	—
Proceeds from sale of shares	57,705,576	141,914,621
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,073,198	8,495,697
	140,823,416	150,410,318
Cost of shares redeemed	(122,281,469)	(222,392,912)
Net increase (decrease) in net assets from Fund share transactions	18,541,947	(71,982,594)
Net increase (decrease) in net assets	7,312,386	(41,848,095)
Net assets at the beginning of period	650,380,185	692,228,280
Net assets at the end of period	$657,692,571	$650,380,185
Undistributed (Over-distribution of) net investment income at the end of period	$2,717,716	$4,397,063
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	127

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Core Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (12/87)
2012(e)	$11.44	$.20	$.02	$.22	$(.21)	$—	$(.21)	$11.45	1.94%
2011	11.22	.43	.21	.64	(.42)	—	(.42)	11.44	5.73
2010	10.04	.51	1.18	1.69	(.51)	—	(.51)	11.22	17.11
2009	10.86	.61	(.81)	(.20)	(.62)	—	(.62)	10.04	(1.37)
2008	10.79	.51	.05	.56	(.49)	—	(.49)	10.86	5.24
2007	10.71	.47	.09	.56	(.48)	—	(.48)	10.79	5.26
CLASS B (8/94)
2012(e)	11.34	.16	.01	.17	(.17)	—	(.17)	11.34	1.46
2011	11.12	.34	.21	.55	(.33)	—	(.33)	11.34	4.97
2010	9.95	.43	1.17	1.60	(.43)	—	(.43)	11.12	16.31
2009	10.77	.54	(.81)	(.27)	(.55)	—	(.55)	9.95	(2.12)
2008	10.70	.42	.06	.48	(.41)	—	(.41)	10.77	4.50
2007	10.63	.38	.09	.47	(.40)	—	(.40)	10.70	4.41
CLASS C (2/99)
2012(e)	11.40	.16	.01	.17	(.17)	—	(.17)	11.40	1.48
2011	11.18	.34	.21	.55	(.33)	—	(.33)	11.40	4.97
2010	10.00	.42	1.19	1.61	(.43)	—	(.43)	11.18	16.32
2009	10.83	.54	(.82)	(.28)	(.55)	—	(.55)	10.00	(2.21)
2008	10.75	.43	.06	.49	(.41)	—	(.41)	10.83	4.57
2007	10.67	.38	.10	.48	(.40)	—	(.40)	10.75	4.48
CLASS R3 (9/01)(f)
2012(e)	11.50	.19	.01	.20	(.20)	—	(.20)	11.50	1.73
2011	11.27	.40	.22	.62	(.39)	—	(.39)	11.50	5.54
2010	10.09	.48	1.19	1.67	(.49)	—	(.49)	11.27	16.74
2009	10.89	.59	(.79)	(.20)	(.60)	—	(.60)	10.09	(1.43)
2008	10.81	.49	.05	.54	(.46)	—	(.46)	10.89	5.06
2007	10.73	.44	.09	.53	(.45)	—	(.45)	10.81	4.99
CLASS I (2/94)(f)
2012(e)	11.44	.21	.02	.23	(.23)	—	(.23)	11.44	1.98
2011	11.21	.46	.22	.68	(.45)	—	(.45)	11.44	6.09
2010	10.03	.54	1.18	1.72	(.54)	—	(.54)	11.21	17.42
2009	10.86	.64	(.82)	(.18)	(.65)	—	(.65)	10.03	(1.22)
2008	10.78	.54	.06	.60	(.52)	—	(.52)	10.86	5.60
2007	10.70	.49	.10	.59	(.51)	—	(.51)	10.78	5.53

128	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(g)

$87,763	.97	%*	3.46	%*	.95	%*	3.47	%*	54%
85,980	.99		3.72		.94		3.77		91
93,374	1.02		4.58		.95		4.65		83
82,373	1.02		6.27		.95		6.34		160
94,571	1.01		4.57		.95		4.63		131
102,723	1.01		4.19		.95		4.25		137

1,425	1.72	*	2.71	*	1.70	*	2.72	*	54
1,805	1.74		2.97		1.69		3.02		91
3,607	1.77		3.90		1.70		3.97		83
5,780	1.77		5.52		1.70		5.59		160
7,733	1.76		3.81		1.70		3.87		131
9,634	1.76		3.44		1.70		3.50		137

4,081	1.72	*	2.72	*	1.70	*	2.73	*	54
3,711	1.74		2.97		1.69		3.02		91
3,796	1.77		3.84		1.70		3.91		83
3,693	1.77		5.52		1.70		5.59		160
4,383	1.76		3.83		1.70		3.89		131
4,567	1.76		3.44		1.70		3.50		137

373	1.21	*	3.16	*	1.20	*	3.16	*	54
380	1.23		3.47		1.19		3.52		91
379	1.27		4.35		1.20		4.42		83
406	1.27		6.04		1.20		6.11		160
289	1.26		4.36		1.20		4.42		131
65	1.29		3.92		1.20		4.01		137

823,967	.71	*	3.70	*	.70	*	3.72	*	54
925,541	.74		3.97		.69		4.02		91
1,179,453	.77		4.86		.70		4.93		83
1,279,489	.77		6.50		.70		6.57		160
1,468,599	.76		4.82		.70		4.88		131
1,530,750	.76		4.44		.70		4.50		137
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended December 31, 2011.
(f)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(g)	Excluding dollar roll transactions, where applicable.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	129

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Global Total Return Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (12/11)
2012(e)	$20.00	$.02	$(.09)	$(.07)	$—	$—	$—	$19.93	(.35)
CLASS C (12/11)
2012(e)	20.00	.01	(.09)	(.08)	—	—	—	19.92	(.40)
CLASS R3 (12/11)
2012(e)	20.00	.01	(.08)	(.07)	—	—	—	19.93	(.40)
CLASS I (12/11)
2012(e)	20.00	.02	(.08)	(.06)	—	—	—	19.94	(.35)

130	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$50	1.33	%*	.71	%*	.96	%*	1.08	%*	13%

50	2.09	*	(.05	)*	1.71	*	.32	*	13

50	1.58	*	.46	*	1.21	*	.84	*	13

13,805	1.10	*	.94	*	.71	*	1.33	*	13
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period December 2, 2011 (commencement of operations) through December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	131

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

High Income Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (8/01)
2012(e)	$9.05	$.35	$(.69)	$(.34)	$(.33)	$(.03)	$(.36)	$8.35	(3.71)%
2011	8.28	.67	.76	1.43	(.66)	—	(.66)	9.05	17.61
2010	7.15	.67	1.12	1.79	(.66)	—	(.66)	8.28	25.47
2009	8.65	.73	(1.47)	(.74)	(.76)	—	(.76)	7.15	(7.26)
2008	9.61	.71	(.97)	(.26)	(.70)	—	(.70)	8.65	(2.84)
2007	9.22	.65	.38	1.03	(.64)	—	(.64)	9.61	11.46
CLASS B (8/01)
2012(e)	8.98	.31	(.66)	(.35)	(.30)	(.03)	(.33)	8.30	(3.92)
2011	8.23	.60	.74	1.34	(.59)	—	(.59)	8.98	16.59
2010	7.11	.60	1.12	1.72	(.60)	—	(.60)	8.23	24.56
2009	8.61	.68	(1.47)	(.79)	(.71)	—	(.71)	7.11	(7.99)
2008	9.57	.63	(.96)	(.33)	(.63)	—	(.63)	8.61	(3.57)
2007	9.18	.57	.39	.96	(.57)	—	(.57)	9.57	10.67
CLASS C (8/01)
2012(e)	9.01	.32	(.67)	(.35)	(.30)	(.03)	(.33)	8.33	(3.91)
2011	8.25	.60	.75	1.35	(.59)	—	(.59)	9.01	16.67
2010	7.12	.60	1.13	1.73	(.60)	—	(.60)	8.25	24.67
2009	8.62	.68	(1.47)	(.79)	(.71)	—	(.71)	7.12	(7.98)
2008	9.58	.63	(.96)	(.33)	(.63)	—	(.63)	8.62	(3.57)
2007	9.19	.57	.39	.96	(.57)	—	(.57)	9.58	10.66
CLASS R3 (9/01)(f)
2012(e)	9.23	.34	(.68)	(.34)	(.33)	(.03)	(.36)	8.53	(3.70)
2011	8.44	.66	.77	1.43	(.64)	—	(.64)	9.23	17.28
2010	7.28	.66	1.14	1.80	(.64)	—	(.64)	8.44	25.12
2009	8.79	.73	(1.49)	(.76)	(.75)	—	(.75)	7.28	(7.49)
2008	9.75	.69	(.98)	(.29)	(.67)	—	(.67)	8.79	(3.04)
2007	9.35	.62	.40	1.02	(.62)	—	(.62)	9.75	11.12
CLASS I (8/01)(f)
2012(e)	9.05	.35	(.66)	(.31)	(.35)	(.03)	(.38)	8.36	(3.47)
2011	8.29	.69	.75	1.44	(.68)	—	(.68)	9.05	17.77
2010	7.16	.69	1.12	1.81	(.68)	—	(.68)	8.29	25.75
2009	8.66	.75	(1.47)	(.72)	(.78)	—	(.78)	7.16	(7.01)
2008	9.62	.73	(.97)	(.24)	(.72)	—	(.72)	8.66	(2.59)
2007	9.23	.67	.39	1.06	(.67)	—	(.67)	9.62	11.73

132	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$88,977	1.14	%*	8.13	%*	1.10	%*	8.17	%*	30%
30,984	1.22		7.38		1.10		7.50		130
29,532	1.29		7.93		1.10		8.12		132
25,696	1.36		10.53		1.10		10.79		108
24,420	1.31		7.53		1.10		7.74		100
28,932	1.30		6.54		1.10		6.74		101

2,294	1.92	*	7.36	*	1.87	*	7.41	*	30
1,285	1.98		6.64		1.85		6.76		130
1,628	2.04		7.28		1.85		7.47		132
2,157	2.11		9.66		1.85		9.92		108
3,496	2.06		6.76		1.85		6.97		100
4,814	2.05		5.80		1.85		6.00		101

43,475	1.91	*	7.58	*	1.89	*	7.60	*	30
9,792	1.97		6.64		1.85		6.76		130
6,969	2.04		7.22		1.85		7.41		132
5,038	2.11		9.72		1.85		9.98		108
6,490	2.06		6.76		1.85		6.97		100
8,522	2.05		5.78		1.85		5.98		101

428	1.41	*	7.72	*	1.35	*	7.77	*	30
309	1.47		7.12		1.35		7.25		130
343	1.54		7.73		1.35		7.92		132
265	1.61		10.46		1.35		10.72		108
185	1.56		7.16		1.35		7.37		100
186	1.56		6.17		1.35		6.38		101

422,860	.92	*	8.17	*	.85	*	8.24	*	30
460,785	.97		7.63		.85		7.75		130
350,066	1.04		8.19		.85		8.38		132
182,051	1.11		10.67		.85		10.93		108
204,164	1.06		7.78		.85		7.99		100
232,998	1.05		6.78		.85		6.98		101

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended December 31, 2011.
(f)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	133

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Inflation Protected Securities
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (10/04)
2012(e)	$10.94	$.08	$.71	$.79	$(.25)	$—	$—	$(.25)	$11.48	7.23%
2011	10.33	.35	.40	.75	(.14)	—	—	(.14)	10.94	7.30
2010	9.59	.28	.73	1.01	(.27)	—	—	(.27)	10.33	10.62
2009	10.20	.14	(.37)	(.23)	(.26)	—	(.12)	(.38)	9.59	(2.18)
2008	9.43	.54	.76	1.30	(.53)	—	—	(.53)	10.20	14.01
2007	9.54	.39	(.16)	.23	(.34)	—	—	(.34)	9.43	2.41
CLASS C (10/04)
2012(e)	10.84	.04	.70	.74	(.18)	—	—	(.18)	11.40	6.82
2011	10.24	.26	.41	.67	(.07)	—	—	(.07)	10.84	6.59
2010	9.53	.18	.75	.93	(.22)	—	—	(.22)	10.24	9.76
2009	10.18	.11	(.43)	(.32)	(.21)	—	(.12)	(.33)	9.53	(3.03)
2008	9.41	.48	.75	1.23	(.46)	—	—	(.46)	10.18	13.20
2007	9.53	.33	(.18)	.15	(.27)	—	—	(.27)	9.41	1.53
CLASS R3 (10/04)(f)
2012(e)	10.84	.05	.72	.77	(.18)	—	—	(.18)	11.43	7.10
2011	10.31	.11	.54	.65	(.12)	—	—	(.12)	10.84	6.31
2010	9.58	.26	.72	.98	(.25)	—	—	(.25)	10.31	10.32
2009	10.20	.13	(.39)	(.26)	(.24)	—	(.12)	(.36)	9.58	(2.43)
2008	9.43	.52	.75	1.27	(.50)	—	—	(.50)	10.20	13.73
2007	9.55	.33	(.13)	.20	(.32)	—	—	(.32)	9.43	2.09
CLASS I (10/04)(f)
2012(e)	10.96	.09	.70	.79	(.26)	—	—	(.26)	11.49	7.26
2011	10.34	.40	.38	.78	(.16)	—	—	(.16)	10.96	7.62
2010	9.59	.33	.71	1.04	(.29)	—	—	(.29)	10.34	10.92
2009	10.20	.23	(.45)	(.22)	(.27)	—	(.12)	(.39)	9.59	(2.03)
2008	9.43	.56	.76	1.32	(.55)	—	—	(.55)	10.20	14.29
2007	9.55	.40	(.16)	.24	(.36)	—	—	(.36)	9.43	2.56

134	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$13,785	1.01	%*	1.18	%*	.84	%*	1.35	%*	19%
12,080	1.09		3.05		.85		3.30		45
7,894	1.15		2.46		.84		2.77		72
5,439	1.10		1.27		.85		1.52		24
3,294	1.08		5.17		.85		5.40		71
2,712	1.06		3.88		.85		4.09		90

7,950	1.76	*	.49	*	1.59	*	.66	*	19
8,043	1.84		2.19		1.60		2.44		45
6,673	1.91		1.47		1.60		1.78		72
1,406	1.84		.94		1.59		1.19		24
365	1.83		4.59		1.60		4.82		71
348	1.81		3.23		1.60		3.44		90

118	1.25	*	.70	*	1.09	*	.86	*	19
33	1.38		.78		1.10		1.05		45
1,332	1.40		2.33		1.09		2.64		72
1,262	1.35		1.09		1.10		1.34		24
1,175	1.33		4.98		1.10		5.21		71
822	1.31		3.24		1.10		3.45		90

293,409	.76	*	1.41	*	.59	*	1.58	*	19
255,183	.84		3.49		.60		3.74		45
156,983	.90		2.96		.59		3.27		72
167,501	.85		2.23		.60		2.48		24
278,749	.83		5.41		.60		5.64		71
273,312	.81		4.00		.60		4.21		90
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended December 31, 2011.
(f)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	135

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Intermediate Government Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital		Total	Ending Net Asset Value	Total Return(c)
CLASS A (10/02)
2012(e)	$8.84	$.09	$.17	$.26	$(.10)	$—	$—		$(.10)	$9.00	2.90%
2011	8.77	.20	.07	.27	(.20)	—	—		(.20)	8.84	3.10
2010	8.67	.20	.27	.47	(.20)	(.17)	—	*	(.37)	8.77	5.50
2009	8.42	.19	.25	.44	(.19)	—	—		(.19)	8.67	5.30
2008	8.00	.28	.43	.71	(.29)	—	—		(.29)	8.42	8.90
2007	7.99	.31	.06	.37	(.33)	—	(.03)		(.36)	8.00	4.68
CLASS C (10/09)
2012(e)	8.85	.05	.17	.22	(.06)	—	—		(.06)	9.01	2.46
2011	8.77	.12	.08	.20	(.12)	—	—		(.12)	8.85	2.32
2010(f)	8.76	.09	.17	.26	(.08)	(.17)	—	*	(.25)	8.77	3.00
CLASS R3 (10/09)(g)
2012(e)	8.84	.08	.15	.23	(.08)	—	—		(.08)	8.99	2.62
2011	8.77	.16	.08	.24	(.17)	—	—		(.17)	8.84	2.75
2010(f)	8.76	.09	.20	.29	(.11)	(.17)	—	*	(.28)	8.77	3.34
CLASS I (10/02)(g)
2012(e)	8.84	.10	.16	.26	(.10)	—	—		(.10)	9.00	2.97
2011	8.77	.21	.07	.28	(.21)	—	—		(.21)	8.84	3.25
2010	8.67	.21	.27	.48	(.21)	(.17)	—	*	(.38)	8.77	5.66
2009	8.42	.21	.25	.46	(.21)	—	—		(.21)	8.67	5.46
2008	8.00	.30	.42	.72	(.30)	—	—		(.30)	8.42	9.07
2007	7.99	.32	.06	.38	(.34)	—	(.03)		(.37)	8.00	4.84

136	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$13,714	1.00	%**	1.82	%**	.75	%**	2.07	%**	40%
14,086	1.10		1.85		.73		2.22		58
19,003	1.19		1.89		.75		2.33		105
10,496	1.15		1.82		.75		2.22		133
6,504	1.33		2.74		.75		3.32		118
1,619	1.46		3.09		.75		3.80		84

1,263	1.85	**	.97	**	1.60	**	1.22	**	40
1,417	1.89		1.05		1.58		1.37		58
1,940	1.94	**	1.16	**	1.60	**	1.50	**	105

532	1.35	**	1.47	**	1.10	**	1.72	**	40
473	1.39		1.56		1.08		1.87		58
652	1.44	**	1.44	**	1.10	**	1.78	**	105

92,516	.85	**	1.97	**	.60	**	2.22	**	40
98,960	.89		2.05		.58		2.36		58
152,088	.94		2.05		.60		2.39		105
101,253	.90		2.11		.60		2.41		133
63,784	1.08		3.12		.60		3.60		118
37,705	1.21		3.33		.60		3.94		84
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended December 31, 2011.
(f)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(g)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	137

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Intermediate Term Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (1/95)
2012(e)	$10.47	$.15	$.02	$.17	$(.17)	$—	$(.17)	$10.47	1.49%
2011	10.33	.33	.14	.47	(.33)	—	(.33)	10.47	4.70
2010	9.47	.42	.86	1.28	(.42)	—	(.42)	10.33	13.64
2009	9.90	.48	(.40)	.08	(.51)	—	(.51)	9.47	1.21
2008	9.73	.44	.14	.58	(.41)	—	(.41)	9.90	6.02
2007	9.68	.41	.05	.46	(.41)	—	(.41)	9.73	4.80
CLASS C (1/11)
2012(e)	10.44	.11	—	.11	(.12)	—	(.12)	10.43	1.06
2011(f)	10.37	.12	.06	.18	(.11)	—	(.11)	10.44	1.76
CLASS I (1/93)(g)
2012(e)	10.43	.16	.01	.17	(.17)	—	(.17)	10.43	1.65
2011	10.29	.35	.14	.49	(.35)	—	(.35)	10.43	4.76
2010	9.43	.43	.86	1.29	(.43)	—	(.43)	10.29	13.87
2009	9.87	.49	(.40)	.09	(.53)	—	(.53)	9.43	1.26
2008	9.70	.45	.15	.60	(.43)	—	(.43)	9.87	6.20
2007	9.65	.42	.06	.48	(.43)	—	(.43)	9.70	4.98

138	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$21,177	.86	%*	2.93	%*	.85	%*	2.94	%*	19%
22,502	.94		3.10		.85		3.20		58
26,341	1.01		3.96		.85		4.12		58
23,905	1.01		5.09		.85		5.25		41
28,364	1.01		4.22		.85		4.38		102
30,655	1.01		3.91		.85		4.07		110

875	1.71	*	2.06	*	1.70	*	2.07	*	19
1,152	1.79	*	2.46	*	1.70	*	2.56	*	58

637,387	.71	*	3.07	*	.70	*	3.08	*	19
657,129	.74		3.30		.70		3.35		58
734,924	.76		4.22		.70		4.28		58
724,531	.76		5.33		.70		5.39		41
766,932	.76		4.47		.70		4.53		102
752,984	.76		4.16		.70		4.22		110
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended December 31, 2011.
(f)	For the period January 18, 2011 (commencement of operations) through June 30, 2011.
(g)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	139

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Short Term Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (12/92)
2012(e)	$10.06	$.12	$(.23)	$(.11)	$(.12)	$—	$(.12)	$9.83	(1.02)%
2011	9.98	.24	.06	.30	(.22)	—	(.22)	10.06	3.00
2010	9.66	.31	.34	.65	(.33)	—	(.33)	9.98	6.77
2009	9.89	.46	(.26)	.20	(.43)	—	(.43)	9.66	2.22
2008	9.90	.45	(.03)	.42	(.43)	—	(.43)	9.89	4.30
2007	9.83	.36	.09	.45	(.38)	—	(.38)	9.90	4.60
CLASS C (10/09)
2012(e)	10.09	.09	(.24)	(.15)	(.08)	—	(.08)	9.86	(1.53)
2011	10.00	.15	.07	.22	(.13)	—	(.13)	10.09	2.22
2010(f)	9.95	.13	.06	.19	(.14)	—	(.14)	10.00	1.90
CLASS R3 (9/11)
2012(h)	9.85	.06	(.01)	.05	(.06)	—	(.06)	9.84	.49
CLASS I (2/94)(g)
2012(e)	10.07	.13	(.23)	(.10)	(.13)	—	(.13)	9.84	(1.03)
2011	9.99	.25	.06	.31	(.23)	—	(.23)	10.07	3.16
2010	9.67	.32	.34	.66	(.34)	—	(.34)	9.99	6.92
2009	9.89	.48	(.25)	.23	(.45)	—	(.45)	9.67	2.48
2008	9.91	.46	(.03)	.43	(.45)	—	(.45)	9.89	4.35
2007	9.83	.37	.10	.47	(.39)	—	(.39)	9.91	4.86

140	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$128,487	.74	%*	2.48	%*	.72	%*	2.49	%*	16%
80,927	.87		2.22		.73		2.37		58
87,631	1.04		2.88		.75		3.17		44
65,704	1.06		4.55		.74		4.87		54
59,933	1.05		4.17		.74		4.48		55
66,722	1.04		3.32		.75		3.61		47

47,965	1.64	*	1.74	*	1.63	*	1.75	*	16
5,101	1.66		1.45		1.58		1.53		58
3,111	1.79	*	1.76	*	1.60	*	1.95	*	44

478	1.14	*	2.31	*	1.10	*	2.34	*	16

627,206	.58	*	2.59	*	.57	*	2.61	*	16
741,969	.67		2.43		.58		2.52		58
629,151	.79		3.07		.60		3.26		44
315,024	.81		4.80		.59		5.02		54
257,403	.80		4.41		.59		4.62		55
311,131	.79		3.55		.60		3.74		47
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended December 31, 2011.
(f)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(g)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
(h)	For the period September 23, 2011 (commencement of operations) through December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	141

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Total Return Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (2/00)
2012(e)	$10.72	$.19	$(.18)	$.01	$(.21)	$—	$(.21)	$10.52	.10%
2011	10.27	.43	.45	.88	(.43)	—	(.43)	10.72	8.69
2010	9.01	.52	1.28	1.80	(.54)	—	(.54)	10.27	20.21
2009	9.90	.64	(.74)	(.10)	(.63)	(.16)	(.79)	9.01	.16
2008	9.83	.49	.05	.54	(.47)	—	(.47)	9.90	5.51
2007	9.86	.45	(.02)	.43	(.46)	—	(.46)	9.83	4.36
CLASS B (2/00)
2012(e)	10.67	.15	(.19)	(.04)	(.17)	—	(.17)	10.46	(.41)
2011	10.22	.35	.44	.79	(.34)	—	(.34)	10.67	7.84
2010	8.97	.45	1.26	1.71	(.46)	—	(.46)	10.22	19.22
2009	9.86	.58	(.74)	(.16)	(.57)	(.16)	(.73)	8.97	(.58)
2008	9.80	.41	.05	.46	(.40)	—	(.40)	9.86	4.65
2007	9.82	.38	(.02)	.36	(.38)	—	(.38)	9.80	3.69
CLASS C (2/00)
2012(e)	10.65	.15	(.18)	(.03)	(.17)	—	(.17)	10.45	(.32)
2011	10.20	.35	.44	.79	(.34)	—	(.34)	10.65	7.85
2010	8.96	.43	1.27	1.70	(.46)	—	(.46)	10.20	19.13
2009	9.84	.58	(.73)	(.15)	(.57)	(.16)	(.73)	8.96	(.48)
2008	9.78	.42	.04	.46	(.40)	—	(.40)	9.84	4.66
2007	9.80	.37	(.01)	.36	(.38)	—	(.38)	9.78	3.70
CLASS R3 (9/01)(f)
2012(e)	10.77	.17	(.18)	(.01)	(.20)	—	(.20)	10.56	(.13)
2011	10.31	.41	.45	.86	(.40)	—	(.40)	10.77	8.40
2010	9.07	.42	1.32	1.74	(.50)	—	(.50)	10.31	19.47
2009	9.95	.62	(.73)	(.11)	(.61)	(.16)	(.77)	9.07	.02
2008	9.88	.47	.05	.52	(.45)	—	(.45)	9.95	5.22
2007	9.90	.43	(.02)	.41	(.43)	—	(.43)	9.88	4.20
CLASS I (2/00)(f)
2012(e)	10.71	.19	(.17)	.02	(.22)	—	(.22)	10.51	.10
2011	10.26	.46	.44	.90	(.45)	—	(.45)	10.71	8.99
2010	9.01	.55	1.25	1.80	(.55)	—	(.55)	10.26	20.31
2009	9.89	.66	(.73)	(.07)	(.65)	(.16)	(.81)	9.01	.52
2008	9.83	.52	.04	.56	(.50)	—	(.50)	9.89	5.67
2007	9.85	.47	(.01)	.46	(.48)	—	(.48)	9.83	4.73

142	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(g)

$53,678	.96	%*	3.45	%*	.87	%*	3.55	%*	132%
25,045	1.05		3.93		.88		4.10		98
28,165	1.13		4.98		.92		5.19		96
13,948	1.13		7.45		1.00		7.58		147
15,567	1.11		4.75		.99		4.87		124
13,198	1.13		4.35		1.00		4.48		180

2,387	1.72	*	2.72	*	1.68	*	2.77	*	132
1,116	1.80		3.22		1.73		3.29		98
1,413	1.87		4.35		1.74		4.48		96
1,719	1.88		6.71		1.75		6.84		147
2,384	1.86		4.01		1.74		4.13		124
2,272	1.88		3.61		1.75		3.74		180

29,545	1.72	*	2.79	*	1.68	*	2.83	*	132
8,092	1.80		3.22		1.73		3.29		98
6,748	1.88		4.21		1.75		4.34		96
2,778	1.88		6.64		1.75		6.77		147
3,673	1.86		4.10		1.74		4.22		124
1,792	1.88		3.60		1.75		3.73		180

1,239	1.22	*	3.08	*	1.18	*	3.12	*	132
1,020	1.29		3.73		1.23		3.79		98
601	1.37		4.06		1.24		4.19		96
681	1.38		7.26		1.25		7.39		147
293	1.36		4.54		1.24		4.66		124
219	1.44		4.03		1.25		4.22		180

570,844	.73	*	3.57	*	.68	*	3.62	*	132
615,107	.80		4.22		.73		4.29		98
655,301	.87		5.31		.74		5.44		96
633,108	.88		7.64		.75		7.77		147
1,069,211	.86		5.03		.74		5.15		124
851,513	.88		4.58		.75		4.71		180

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended December 31, 2011.
(f)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(g)	Excluding dollar roll transactions, where applicable.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	143

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Core Bond Fund (“Core Bond”), Nuveen Global Total Return Bond Fund (“Global Total Return Bond”), Nuveen High Income Bond Fund (“High Income Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”), Nuveen Intermediate Term Bond Fund (“Intermediate Term Bond”), Nuveen Short Term Bond Fund (“Short Term Bond”) and Nuveen Total Return Bond Fund (“Total Return Bond”), (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Core Bond’s investment objective is to provide high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. Up to 10% of the Fund’s total assets may be invested collectively in bonds rated lower than investment grade or unrated securities of comparable quality as determined by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), (securities commonly referred to as “high yield” or “junk bonds”), non-dollar denominated debt obligations of foreign corporations and governments and debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

Global Total Return Bond’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include debt obligations of foreign governments, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, and asset-backed securities. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries. The Fund may invest in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. The Fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality as determined by the Sub-adviser. Up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”).

High Income Bond’s investment objective is to provide a high level of current income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities of “junk bonds”). The Fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”). The Fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the Fund’s total assets may be invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries.

Inflation Protected Securities, investment objective is to provide total return while providing protection against inflation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments, residential and commercial mortgage-backed securities and asset-backed securities. Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

Intermediate Government Bond’s investment objective is to provide current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities. The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions.

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Intermediate Term Bond’s investment objective is to provide current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

Short Term Bond’s investment objective is to provide current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds, such as residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and municipal securities. Up to 20% of the Fund’s total assets may be invested in securities that are rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries.

Total Return Bond’s investment objective is to provide a high level of current income consistent with prudent risk to capital. While the Fund may realize some capital appreciation, the Fund primarily seeks to achieve total return through preserving capital and generating income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, and debt obligations of foreign governments. Up to 30% of the Fund’s total assets may be invested collectively in debt securities, provided that the Fund will not invest more than 20% of its total assets in any single category such as securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”), non-dollar denominated debt obligations of foreign corporations and governments and debt obligations issued by governmental and corporate issuers that are located in emerging market countries. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

The Funds may invest in derivative financial instruments in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Funds’ portfolios or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The Funds that may invest in non-dollar denominated securities may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent they do not do so through direct investments.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

On September 22, 2011, Short Term Bond began offering Class R3 Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which generally represents a transfer from a Level 1 to a Level 2 security.

Investments in the investment companies are valued at their respective net asset value on valuation date. These investment vehicles are generally classified Level 1.

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following:

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Notes to Financial Statements (Unaudited) (continued)

yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/ delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2011, Core Bond, Global Total Return Bond, Intermediate Government Bond and Total Return Bond had outstanding when issued/delayed delivery purchase commitments of $51,122,050, $2,101,591, $2,351,466 and $82,863,050, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carry forwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at net asset value without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares is subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Dollar Roll Transactions

A dollar roll (“dollar rolls”) is a transaction in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Fund’s Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls, which is recognized as a component of “Interest income” on the Statement of Operations. Dollar rolls are valued daily. Core Bond and Total Return Bond entered into dollar roll transactions during the six months ended December 31, 2011.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

Each Fund with the exception of Intermediate Government Bond is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts and swaps are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts and swaps are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures and swaps, respectively” on the Statement of Operations, when applicable.

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Notes to Financial Statements (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts

Each Fund that invests in non-dollar denominated securities is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. Forward foreign currency exchange contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended December 31, 2011, Global Total Return Bond, Inflation Protected Securities, Short Term Bond and Total Return Bond invested in forward foreign currency exchange contracts to manage foreign currency exposure. To reduce unwanted currency exposure from the Fund’s Portfolio of Investments, each Fund acquired a short foreign currency forward.

The average number of forward foreign currency exchange contracts outstanding during the six months ended December 31, 2011, was as follows:

	Global Total Return Bond	Inflation Protected Securities	Short Term Bond	Total Return Bond
Average number of forward foreign currency exchange contracts outstanding*	17	1	2	13
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended December 31, 2011, all the Funds used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. To increase the duration of the Fund’s Portfolio of Investments, each Fund acquired a long U.S. Treasury note or bond futures position. Global Total Return Bond, Inflation Protected Securities and Total Return Bond entered into foreign currency futures to manage foreign currency exposure. To reduce unwanted currency exposure from the Fund’s Portfolio of Investments, a short foreign currency future would be acquired.

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The average number of futures contracts outstanding during the six months ended December 31, 2011, was as follows:

	Core Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities
Average number of futures contracts outstanding*	1,346	25	12	126

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Average number of futures contracts outstanding*	175	690	925	657
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund is subject to interest rate risk and with the exception of Intermediate Government Bond, foreign currency risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or with the exception of Intermediate Government Bond, currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/ or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended December 31, 2011, Global Total Return Bond and Total Return Bond purchased futures options on U.S. Treasury notes as part of an overall portfolio interest rate strategy; hedging the Portfolio of Investments against adverse interest rate movements while limiting downside exposure.

During the six months ended December 31, 2011, Total Return Bond wrote call and put options to express views on volatility, selling out-of-the-money calls and puts when implied volatility was high.

The average number of purchased options contracts outstanding during the six months ended December 31, 2011, was as follows:

	Global Total Return Bond	Total Return Bond
Average number of purchased options contracts outstanding*	17	137
*	The average number of option contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The average number of written options contracts outstanding during the six months ended December 31, 2011, was as follows:

Total Return Bond
Average number of options written contracts outstanding*	304	**
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	Includes both calls and puts.

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Notes to Financial Statements (Unaudited) (continued)

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on options contract activity.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended December 31, 2011, Core Bond, Inflation Protected Securities, Intermediate Term Bond, Short Term Bond and Total Return Bond invested in interest rate swap contracts to hedge against changes in interest rate spreads by taking a short interest rate swap position. The average number of interest rate swap contracts outstanding during the six months ended December 31, 2011, were as follows:

	Core Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Total Return Bond
Average number of interest rate swap contracts outstanding*	5	5	5	5	2
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a

150	Nuveen Investments

seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended December 31, 2011, Core Bond, Global Total Return Bond, Inflation Protected Securities, Intermediate Term Bond, Short Term Bond and Total Return Bond invested in credit default swap contacts to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy or to add diversified exposure to a broad segment of the credit markets. To increase a Fund’s credit exposure to the investment grade or high yield segment of the market, a long CDX Investment Grade Index swap or long CDX High Yield Index swap, respectively, would be acquired.

The average number of credit default swap contracts outstanding during the six months ended December 31, 2011, was as follows:

	Core Bond		Global Total Return Bond	Inflation Protected Securities	Intermediate Term Bond		Short Term Bond	Total Return Bond
Average number of credit default swap contracts outstanding*	—	**	5	1	—	**	1	3
*	The average notional amount is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	Rounds to less than 1.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a predetermined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	151

Notes to Financial Statements (Unaudited) (continued)

Securities Lending

In order to generate additional income, each Fund, with the exception of Global Total Return Bond, may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilites. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”).

During the six months ended December 31, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 20% of each Fund’s net income from securities lending transactions. U.S. Bank paid half of such fees to U.S. Bancorp Asset Management, Inc. (“USBAM”) for certain securities lending services provided by USBAM. Collateral for securities on loan was invested in a money market fund administered by USBAM. USBAM also received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the six months ended December 31, 2011, were as follows:

Fund	Securities Lending Fees Paid
Core Bond	$25,134
High Income Bond	53,422
Inflation Protected Securities	16,645
Intermediate Government Bond	2,958
Intermediate Term Bond	17,716
Short Term Bond	14,342
Total Return Bond	13,020

Indemnifications

Under the Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

152	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of December 31, 2011:

Core Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$351,531,941	$—	$351,531,941
$25 Par (or similar) Preferred Securities	2,972,039	—	—	2,972,039
Municipal Bonds	—	6,213,517	—	6,213,517
U.S. Government and Agency Obligations	—	32,198,108	—	32,198,108
Asset-Backed and Mortgage-Backed Securities	—	514,220,886	—	514,220,886
Investments Purchased with Collateral from Securities Lending	265,290,988	—	—	265,290,988
Short-Term Investments	51,512,634	4,059,443	—	55,572,077
Derivatives:
Interest Rate Swaps*	—	(2,601,017)	—	(2,601,017)
Futures Contracts*	(258,294)	—	—	(258,294)
Total	$319,517,367	$905,622,878	$—	$1,225,140,245

Global Total Return Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$2,837,884	$—	$2,837,884
Convertible Bonds	—	20,126	—	20,126
U.S. Government and Agency Obligations	—	1,002,383	—	1,002,383
Asset-Backed and Mortgage-Backed Securities	—	2,111,780	—	2,111,780
Sovereign Debt	—	7,468,587	—	7,468,587
Short-Term Investments	3,134,657	—	—	3,134,657
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(28,741)	—	(28,741)
Credit Default Swaps*	—	(2,191)	—	(2,191)
Futures Contracts*	18,884	—	—	18,884
Call Options Purchased	2,922	—	—	2,922
Total	$3,156,463	$13,409,828	$—	$16,566,291

High Income Bond	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks**	$6,201,985	$21,393	$63,745	$6,287,123
Exchanges Traded Funds	1,387,482	—	—	1,387,482
Corporate Bonds	—	497,982,469	—	497,982,469
Convertible Preferred Securities	2,718,765	—	—	2,718,765
$25 Par (or similar) Preferred Securities	23,932,873	2,508,953	—	26,441,826
U.S. Government and Agency Obligations	—	1,187,122	—	1,187,122
Asset-Backed and Mortgage-Backed Securities	—	3,952	—	3,952
Investment Companies	5,460,265	—	—	5,460,265
Sovereign Debt	—	4,573,125	—	4,573,125
Warrants	649	90,000	—	90,649
Investments Purchased with Collateral from Securities Lending	141,911,228	—	—	141,911,228
Short-Term Investments	1,805,270	219,964	—	2,025,234
Derivatives:
Futures Contracts*	38,801	—	—	38,801
Total	$183,457,318	$506,586,978	$63,745	$690,108,041
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
**	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

Nuveen Investments	153

Notes to Financial Statements (Unaudited) (continued)

Inflation Protected Securities	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$134,145	$—	$—	$134,145
Corporate Bonds	—	7,819,501	—	7,819,501
Convertible Preferred Securities	166,800	—	—	166,800
$25 Par (or similar) Preferred Securities	429,920	—	—	429,920
Municipal Bonds	—	1,217,914	—	1,217,914
U.S. Government and Agency Obligations	—	283,204,516	—	283,204,516
Asset-Backed and Mortgage-Backed Securities	—	17,148,555	—	17,148,555
Investment Companies	241,975	—	—	241,975
Sovereign Debt	—	1,893,828	—	1,893,828
Investments Purchased with Collateral from Securities Lending	110,025,443	—	—	110,025,443
Short-Term Investments	3,954,290	1,044,842	—	4,999,132
Derivatives:
Forward Foreign Currency Exchange Contracts*	69,753	—	—	69,753
Credit Default Swaps*	—	249,179	—	249,179
Interest Rate Swaps*	—	(333,245)	—	(333,245)
Futures Contracts*	15,232	—	—	15,232
Total	$115,037,558	$312,245,090	$—	$427,282,648

Intermediate Government Bond	Level 1	Level 2	Level 3	Total
Investments:
U.S. Government and Agency Obligations	$—	$49,810,739	$—	$49,810,739
Asset-Backed and Mortgage-Backed Securities	—	56,940,600	—	56,940,600
Investments Purchased with Collateral from Securities Lending	30,419,777	—	—	30,419,777
Short-Term Investments	3,007,668	209,937	—	3,217,605
Derivatives:
Futures Contracts*	90,610	—	—	90,610
Total	$33,518,055	$106,961,276	$—	$140,479,331

Intermediate Term Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$312,257,260	$—	$312,257,260
Municipal Bonds	—	6,560,283	—	6,560,283
U.S. Government and Agency Obligations	—	89,717,895	—	89,717,895
Asset-Backed and Mortgage-Backed Securities	—	224,586,023	—	224,586,023
Sovereign Debt	—	1,610,000	—	1,610,000
Investments Purchased with Collateral from Securities Lending	145,279,759	—	—	145,279,759
Short-Term Investments	16,529,647	2,249,768	—	18,779,415
Derivatives:
Futures Contracts*	(84,022)	—	—	(84,022)
Interest Rate Swaps*	—	(1,565,071)	—	(1,565,071)
Total	$161,725,384	$635,416,158	$—	$797,141,542

Short Term Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$376,994,079	$—	$376,994,079
Municipal Bonds	—	30,414,387	—	30,414,387
U.S. Government and Agency Obligations	—	17,873,980	—	17,873,980
Asset-Backed and Mortgage-Backed Securities	—	346,042,785	—	346,042,785
Sovereign Debt	—	17,431,932	—	17,431,932
Investments Purchased with Collateral from Securities Lending	85,327,821	—	—	85,327,821
Short-Term Investments	9,772,646	3,229,458	—	13,002,104
Derivatives:
Interest Rate Swaps*	—	(1,092,412)	—	(1,092,412)
Forward Foreign Currency Exchange Contracts*	40,168	—	—	40,168
Futures Contracts*	(434,425)	—	—	(434,425)
Total	$94,706,210	$790,894,209	$—	$885,600,419
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

154	Nuveen Investments

Total Return Bond	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$—	$—	$5,993	$5,993
Corporate Bonds	—	330,914,464	—	330,914,464
Convertible Preferred Securities	608,820	—	—	608,820
$25 Par (or similar) Preferred Securities	6,273,478	—	—	6,273,478
Municipal Bonds	—	4,138,752	—	4,138,752
U.S. Government and Agency Obligations	—	1,675,786	—	1,675,786
Asset-Backed and Mortgage-Backed Securities	—	269,458,186	—	269,458,186
Sovereign Debt	—	22,681,847	—	22,681,847
Investment Companies	1,536,160	—	—	1,536,160
Investments Purchased with Collateral from Securities Lending	67,926,716	—	—	67,926,716
Short-Term Investments	77,144,281	5,464,418	—	82,608,699
Derivatives:
Forward Foreign Currency Exchange Contracts*	480,571	—	—	480,571
Credit Default Swaps*	—	740,095	—	740,095
Interest Rate Swaps*	—	(1,970,666)	—	(1,970,666)
Futures Contracts*	(470,692)	—	—	(470,692)
Call Options Purchased	70,641	—	—	70,641
Total	$153,569,975	$633,102,882	$5,993	$786,678,850
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

High Income Bond	Level 3 Common Stocks	Level 3 Corporate Bonds	Level 3 Preferred Stocks	Level 3 Total
Balance at the beginning of period	$—	$2,600	$1	$2,601
Gains (losses):
Net realized gains (losses)	—	—	—	—
Net change in unrealized appreciation (depreciation)	(149,818)	(2,500)	9	(152,309)
Purchases at cost	213,563	—	—	213,563
Sales at proceeds	—	—	—	—
Net discounts (premiums)	—	—	—	—
Transfers in to	—	—	—	—
Transfers out of	—	(100)	(10)	(110)
Balance at the end of period	$63,745	$—	$—	$63,745
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2011	$(149,818)	$—	$—	$(149,819)

Total Return Bond	Level 3 Common Stock
Balance at the beginning of period	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(14,086)
Purchases at cost	20,079
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$5,993
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2011	$(14,086)

During the six months ended December 31, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

Nuveen Investments	155

Notes to Financial Statements (Unaudited) (continued)

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Core Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$159,380	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$417,674
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	2,601,017
Total			$159,380		$3,018,691

Global Total Return Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$98,858	Unrealized depreciation on forward foreign currency exchange contracts	$127,599
Foreign Currency Exchange Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	18,451	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	433	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	—
Interest Rate	Options	Options purchased, at value	2,922	—	—
Credit	Swaps	Unrealized appreciation on credit default swaps**	6,008	Unrealized depreciation on credit default swaps**	8,199
Total			$126,672		$135,798

High Income Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$38,801	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—

Inflation Protected Securities
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$69,753	Unrealized depreciation on forward foreign currency exchange contracts	$—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	17,505	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	2,273
Credit	Swaps	Unrealized appreciation on credit default swaps**	249,179	Unrealized depreciation on credit default swaps**	—
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	333,245
Total			$336,438		$335,518
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported in the Fund’s Portfolio of Investments.

156	Nuveen Investments

Intermediate Government Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$90,610	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$—

Intermediate Term Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$169,530	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$253,552
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	1,565,071
Total			$169,530		$1,818,623

Short Term Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$146,966	Unrealized depreciation on forward foreign currency exchange contracts	$106,798
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	434,425
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	1,092,412
Total			$146,966		$1,633,635

Total Return Bond
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$915,069	Unrealized deppreciation on forward foreign currency exchange contracts	$434,498
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	470,692
Interest Rate	Options	Options purchased, at value	70,641	—	—
Credit	Swaps	Unrealized appreciation on credit default swaps**	740,095	Unrealized depreciation on credit default swaps**	—
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	60,182	Unrealized depreciation on interest rate swaps**	2,030,848
Total			$1,785,987		$2,936,038
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	157

Notes to Financial Statements (Unaudited) (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended December 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Inflation Protected Securities	Short Term Bond	Total Return Bond
Risk Exposure
Foreign Currency Exchange Rate	$(30,640)	$(442,249)	$(2,232,173)

Net Realized Gain (Loss) from Futures Contracts	Core Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$(6,034,026)	$(4,429)	$(76,238)	$(194,721)	$519,404	$(604,919)	$(6,302,279)	$(5,751,591)
Foreign Currency Exchange Rate	—	14,570	—	(26,717)	—	—	—	227,268
Total	$(6,034,026)	$10,141	$(76,238)	$(221,438)	$519,404	$(604,919)	$(6,302,279)	$(5,524,323)

Net Realized Gain (Loss) from Options Purchased	Global Total Return Bond	Total Return Bond
Risk Exposure
Interest Rate	$(3,281)	$(1,075,687)

Net Realized Gain (Loss) from Options Written	Total Return Bond
Risk Exposure
Interest Rate	$(321,084)

Net Realized Gain (Loss) from Swaps	Core Bond	Global Total Return Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$(973,362)	$—	$(112,925)	$(568,526)	$(446,130)	$(321,541)
Credit	(166,703)	1,289	(469,506)	91,412	(1,555,884)	(1,190,476)
Total	$(1,140,065)	$1,289	$(582,431)	$(477,114)	$(2,002,014)	$(1,512,017)

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Global Total Return Bond	Inflation Protected Securities	Short Term Bond	Total Return Bond
Risk Exposure
Foreign Currency Exchange Rate	$(28,741)	$69,753	$132,990	$466,827

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Core Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$(1,146,984)	$433	$38,801	$(54,651)	$100,934	$(178,927)	$191,389	$(624,324)
Foreign Currency Exchange Rate	—	18,451	—	(6,483)	—	—	—	(44,833)
Total	$(1,146,984)	18,884	$38,801	$(61,134)	$100,934	$(178,927)	$191,389	$(669,157)

Change in Net Unrealized Appreciation (Depreciation) of Options Purchased	Global Total Return Bond	Total Return Bond
Risk Exposure
Interest Rate	$(3,294)	$(80,275)

Change in Net Unrealized Appreciation (Depreciation) of Options Written	Total Return Bond
Risk Exposure
Interest Rate	$(113,961)

158	Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Core Bond	Global Total Return Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$(124,532)	$—	$249,347	$(107,011)	$(55,129)	$(751,497)
Credit	—	(2,191)	(29,272)	—	(453,310)	556,416
Total	$(124,532)	$(2,191)	$220,075	$(107,011)	$(508,439)	$(195,081)

4. Fund Shares

Transactions in Fund shares were as follows:

	Core Bond
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	208,328	$2,383,330	739,911	$8,441,382
Class B	6,669	75,992	17,982	203,380
Class C	67,863	771,894	86,233	978,077
Class R3(1)	6,391	73,639	27,321	313,512
Class I(1)	6,404,170	73,004,157	12,988,525	148,055,413
Shares issued to shareholders due to reinvestment of distributions:
Class A	110,020	1,258,357	225,186	2,576,357
Class B	1,973	22,362	6,385	72,353
Class C	4,012	45,689	7,578	86,359
Class R3(1)	558	6,420	1,436	16,511
Class I(1)	442,996	5,065,995	1,180,846	13,504,298
	7,252,980	82,707,835	15,281,403	174,247,642
Shares redeemed:
Class A	(599,799)	(6,858,923)	(1,775,546)	(20,295,173)
Class B	(42,119)	(479,271)	(189,658)	(2,141,012)
Class C	(39,386)	(449,515)	(107,908)	(1,228,683)
Class R3(1)	(7,532)	(86,568)	(29,374)	(338,082)
Class I(1)	(15,723,971)	(179,789,270)	(38,436,240)	(438,887,826)
	(16,412,807)	(187,663,547)	(40,538,726)	(462,890,776)
Net increase (decrease)	(9,159,827)	$(104,955,712)	(25,257,323)	$(288,643,134)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

	Global Total Return Bond
	For the period 12/02/11 (commencement of operations) through 12/31/11
	Shares	Amount
Shares sold:
Class A	2,500	$50,000
Class C	2,500	50,000
Class R3	2,500	50,000
Class I	692,500	13,850,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
	700,000	14,000,000
Shares redeemed:
Class A	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
	—	—
Net increase (decrease)	700,000	$14,000,000

Nuveen Investments	159

Notes to Financial Statements (Unaudited) (continued)

	High Income Bond
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares issued from merger(2)
Class A	4,133,109	$36,940,257	—	$—
Class B	163,999	1,644,945	—	—
Class C	4,108,173	36,561,493	—	—
Class R3(1)	19,055	173,005	—	—
Class I(1)	3,904,626	34,315,947	—	—
Shares sold:
Class A	4,583,508	38,563,407	1,650,992	14,838,874
Class B	1,383	11,776	19,049	169,668
Class C	255,852	2,165,138	389,589	3,433,409
Class R3	3,018	25,773	13,462	120,809
Class I	7,405,865	63,261,480	23,259,633	207,460,114
Shares issued to shareholders due to reinvestment of distributions:
Class A	196,966	1,651,141	176,972	1,585,996
Class B	5,551	46,353	8,949	79,362
Class C	69,669	579,979	34,726	309,592
Class R3(1)	502	4,323	1,322	12,042
Class I(1)	317,262	2,672,364	418,652	3,767,847
	25,168,538	218,617,381	25,973,346	231,777,713
Shares redeemed:
Class A	(1,676,251)	(14,256,393)	(1,968,596)	(17,662,560)
Class B	(37,703)	(318,262)	(82,748)	(738,327)
Class C	(299,966)	(2,505,769)	(182,453)	(1,639,458)
Class R3(1)	(5,917)	(50,868)	(21,956)	(199,270)
Class I(1)	(11,968,190)	(101,387,507)	(15,012,748)	(135,161,862)
	(13,988,027)	(118,518,799)	(17,268,501)	(155,401,477)
Net increase (decrease)	11,180,511	$100,098,582	8,704,845	$76,376,236

	Inflation Protected Securities
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	464,048	$5,329,653	767,899	$8,151,301
Class C	114,867	1,314,267	361,379	3,784,383
Class R3(1)	7,525	85,777	11,683	120,988
Class I(1)	6,447,610	73,958,637	13,307,322	141,165,603
Shares issued to shareholders due to reinvestment of distributions:
Class A	21,416	245,904	9,307	98,001
Class C	7,842	89,365	3,791	39,158
Class R3(1)	149	1,695	787	8,126
Class I(1)	33,854	390,206	32,413	342,097
	7,097,311	81,415,504	14,494,581	153,709,657
Shares redeemed:
Class A	(389,146)	(4,435,242)	(437,134)	(4,664,545)
Class C	(167,228)	(1,882,628)	(274,364)	(2,898,304)
Class R3(1)	(344)	(3,855)	(138,661)	(1,499,576)
Class I(1)	(4,233,856)	(48,826,002)	(5,230,534)	(55,702,040)
	(4,790,574)	(55,147,727)	(6,080,693)	(64,764,465)
Net increase (decrease)	2,306,737	$26,267,777	8,413,888	$88,945,192
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2)	– Refer to Footnote 8 – Fund Mergers for further details.

160	Nuveen Investments

	Intermediate Government Bond
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	64,275	$575,180	173,561	$1,525,111
Class C	3,433	30,823	12,516	110,627
Class R3(1)	11,157	100,179	19,974	176,060
Class I(1)	683,028	6,122,957	3,520,661	31,232,348
Shares issued to shareholders due to reinvestment of distributions:
Class A	13,906	124,736	36,212	319,580
Class C	775	6,959	1,965	17,345
Class R3(1)	497	4,458	1,094	9,648
Class I(1)	34,600	310,483	120,943	1,069,967
	811,671	7,275,775	3,886,926	34,460,686
Shares redeemed:
Class A	(147,691)	(1,321,614)	(783,079)	(6,899,469)
Class C	(24,259)	(217,333)	(75,320)	(662,950)
Class R3(1)	(6,043)	(54,133)	(41,853)	(367,926)
Class I(1)	(1,632,302)	(14,630,071)	(9,789,951)	(86,411,851)
	(1,810,295)	(16,223,151)	(10,690,203)	(94,342,196)
Net increase (decrease)	(998,624)	$(8,947,376)	(6,803,277)	$(59,881,510)

	Intermediate Term Bond
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	104,569	$1,096,015	235,816	$2,473,051
Class C	40,709	425,821	110,331	1,158,886
Class I(1)	8,154,702	84,994,642	14,005,870	146,339,922
Shares issued to shareholders due to reinvestment of distributions:
Class A	27,638	290,370	60,797	637,739
Class C	75	785	12	124
Class I(1)	228,886	2,392,623	542,928	5,673,065
	8,556,579	89,200,256	14,955,754	156,282,787
Shares redeemed:
Class A	(258,388)	(2,715,767)	(697,452)	(7,294,394)
Class C	(67,204)	(711,690)	—	—
Class I(1)	(10,280,599)	(107,436,759)	(22,971,286)	(239,504,629)
	(10,606,191)	(110,864,216)	(23,668,738)	(246,799,023)
Net increase (decrease)	(2,049,612)	$(21,663,960)	(8,712,984)	$(90,516,236)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	161

Notes to Financial Statements (Unaudited) (continued)

	Short Term Bond
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares issued from merger(2)
Class A	6,085,212	$59,955,688	—	$—
Class C	4,652,151	46,466,144	—	—
Class R3(1)	50,150	480,596	—	—
Class I(1)	4,827,535	48,082,879	—	—
Shares sold:
Class A	379,021	3,770,282	1,655,986	16,621,982
Class C	216,701	2,161,433	372,306	3,743,761
Class R3(1)	3,351	32,985	—	—
Class I(1)	10,404,187	103,312,096	50,235,884	504,500,225
Shares issued to shareholders due to reinvestment of distributions:
Class A	89,766	887,553	146,493	1,472,256
Class C	10,119	99,900	4,431	44,644
Class I	168,922	1,671,384	337,451	3,393,367
	26,887,115	266,920,940	52,752,551	529,776,235
Shares redeemed:
Class A	(1,530,809)	(15,149,198)	(2,540,178)	(25,519,931)
Class C	(518,333)	(5,118,215)	(181,937)	(1,831,766)
Class R3(1)	(4,905)	(48,167)	—	—
Class I(1)	(25,336,978)	(250,536,927)	(39,873,032)	(400,639,021)
	(27,391,025)	(270,852,507)	(42,595,147)	(427,990,718)
Net increase (decrease)	(503,910)	$(3,931,567)	10,157,404	$101,785,517

	Total Return Bond
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares issued from merger(2)
Class A	2,657,808	$26,954,561	—	$—
Class B	147,656	1,393,443	—	—
Class C	2,026,122	20,633,330	—	—
Class R3(1)	7,780	71,989	—	—
Class I(1)	2,831,674	29,991,319	—	—
Shares sold:
Class A	480,448	5,059,928	1,109,596	11,696,584
Class B	12,551	133,330	10,094	106,218
Class C	234,124	2,440,934	254,294	2,677,654
Class R3(1)	33,662	354,432	74,411	795,061
Class I(1)	4,706,308	49,716,952	11,952,101	126,639,104
Shares issued to shareholders due to reinvestment of distributions:
Class A	47,532	500,052	81,898	871,022
Class B	1,927	20,149	3,730	39,447
Class C	15,435	161,017	15,785	166,894
Class R3(1)	1,942	20,543	3,372	36,067
Class I(1)	319,959	3,371,437	694,381	7,382,267
	13,524,928	140,823,416	14,199,662	150,410,318
Shares redeemed:
Class A	(418,389)	(4,391,387)	(1,597,754)	(17,009,324)
Class B	(38,657)	(407,507)	(47,459)	(502,827)
Class C	(208,332)	(2,168,868)	(171,781)	(1,812,198)
Class R3(1)	(20,709)	(216,756)	(41,363)	(443,188)
Class I(1)	(10,945,794)	(115,096,951)	(19,091,253)	(202,625,375)
	(11,631,881)	(122,281,469)	(20,949,610)	(222,392,912)
Net increase (decrease)	1,893,047	$18,541,947	(6,749,948)	$(71,982,594)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2)	– Refer to Footnote 8 – Fund Mergers for further details.

162	Nuveen Investments

Class B Shares converted to Class A Shares (recognized as a component of as Class A Shares issued and Class B Shares redeemed) during the six months ended December 31, 2011 and fiscal year ended June 30, 2011, were as follows:

Fund	Year Ended 12/31/11	Year Ended 6/30/11
Core Bond	29,291	134,013
High Income Bond	23,611	65,846
Total Return Bond	14,486	35,392

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions, where applicable) during the six months ended December 31, 2011, were as follows:

	Core Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities
Purchases:
Investment securities	$110,347,655	$10,398,314	$243,371,036	$4,297,953
U.S. Government and agency obligations	409,405,920	4,853,502	62,479	76,838,699
Sales and maturities:
Investment securities	214,592,960	31,253	147,828,282	8,941,983
U.S. Government and agency obligations	451,431,493	1,758,830	10,106	49,801,136

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Purchases:
Investment securities	$3,822,061	$57,447,384	$117,903,489	$177,474,411
U.S. Government and agency obligations	39,475,325	60,050,421	3,075,037	671,958,218
Sales and maturities:
Investment securities	711,013	101,790,207	91,731,592	139,325,631
U.S. Government and agency obligations	45,038,601	31,180,889	37,156,726	714,939,302

Transactions in options written for Total Return Bond during the six months ended December 31, 2011, were as follows:

	Total Return Bond
	Number of Contracts	Premiums Received
Outstanding, beginning of period	911	$410,821
Options written	—	—
Options terminated in closing purchase transactions	(650)	(316,172)
Options expired	(261)	(94,649)
Outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Core Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities
Cost of investments	$1,201,658,506	$16,603,802	$718,669,872	$402,050,460
Gross unrealized:
Appreciation	45,243,647	89,560	8,799,538	26,352,404
Depreciation	(18,902,597)	(117,945)	(37,400,170)	(1,121,135)
Net unrealized appreciation (depreciation) of investments	$26,341,050	$(28,385)	$(28,600,632)	$25,231,269

Nuveen Investments	163

Notes to Financial Statements (Unaudited) (continued)

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Cost of investments	$136,633,242	$776,421,993	$888,076,727	$779,815,935
Gross unrealized:
Appreciation	4,400,456	26,486,664	10,816,508	29,343,636
Depreciation	(644,977)	(4,118,022)	(11,806,147)	(21,330,670)
Net unrealized appreciation (depreciation) of investments	$3,755,479	$22,368,642	$(989,639)	$8,012,966

Permanent differences, primarily due to tax equalization, treatment of notional principal contracts, paydown adjustments and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets at June 30, 2011, the Funds’ last tax year-end, as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Capital paid-in	$—	$244,442	$—	$—
Undistributed (Over-distribution of) net investment income	(1,368,462)	218	(63,438)	225,507
Accumulated net realized gain (loss)	1,368,462	(244,660)	63,438	(225,507)

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Capital paid-in	$17	$—	$—
Undistributed (Over-distribution of) net investment income	(526,425)	(419,418)	2,088,541
Accumulated net realized gain (loss)	526,408	419,418	(2,088,541)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Funds’ last tax year end, were as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Undistributed net ordinary income*	$4,719,687	$3,614,554	$5,662,150	$226,759
Undistributed net long-term capital gains	—	1,923,108	—	—

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Undistributed net ordinary income*	$1,761,699	$2,756,208	$7,134,935
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2011, was designated for purposes of the dividends paid deduction as follows:

2011	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Distributions from net ordinary income*	$45,495,506	$35,278,315	$3,515,936	$3,252,733
Distributions from net long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

2011	Intermediate Term Bond	Short Term Bond	Total Return Bond
Distributions from net ordinary income*	$24,424,866	$17,805,924	$28,966,679
Distributions from net long-term capital gains	—	—	—
Return of capital	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

164	Nuveen Investments

At June 30, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Core Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Expiration:
June 30, 2014	$—	$—	$—	$—	$7,244,909	$—
June 30, 2015	—	1,565,360	—	—	7,432,482	—
June 30, 2016	—	952,769	—	—	—	—
June 30, 2017	—	4,724,054	10,454,040	—	839,454	20,481,259
June 30, 2018	8,449,828	2,806,865	—	1,696,796	2,980,195	37,557,087
Total	$8,449,828	$10,049,048	$10,454,040	$1,696,796	$18,497,040	$58,038,346

During the Funds’ last tax year ended June 30, 2011, the Funds utilized their capital loss carryforwards as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Utilized capital loss carryforwards	$34,779,441	$23,649,613	$4,618,822	$1,465,221

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Utilized capital loss carryforwards	$18,350,868	$2,171,281	$20,820,521

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Core Bond Fund-Level Fee Rate	Global Total Return Bond Fund-Level Fee Rate	High Income Bond Fund-Level Fee Rate*	Inflation Protected Securities Fund-Level Fee Rate	Intermediate Government Bond Fund-Level Fee Rate	Intermediate Term Bond Fund-Level Fee Rate	Short Term Bond Fund-Level Fee Rate*	Total Return Bond Fund-Level Fee Rate*
For the first $125 million	.4500%	.4000%	.6000%	.4500%	.4500%	.4500%	.3000%	.4500%
For the next $125 million	.4375	.3875	.5875	.4375	.4375	.4375	.2875	.4375
For the next $250 million	.4250	.3750	.5750	.4250	.4250	.4250	.2750	.4250
For the next $500 million	.4125	.3625	.5625	.4125	.4125	.4125	.2625	.4125
For the next $1 billion	.4000	.3500	.5500	.4000	.4000	.4000	.2500	.4000
For net assets over $2 billion	.3750	.3250	.5250	.3750	.3750	.3750	.2250	.3750

*	Annual fund-level fee rate effective for the period July 1, 2011 through October 30, 2011.

Effective October 31, 2011, the annual fund-level for the following Funds, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	High Income Bond Fund-Level Fee Rate	Short Term Bond Fund-Level Fee Rate	Total Return Bond Fund-Level Fee Rate
For the first $125 million	.5000%	.2800%	.3600%
For the next $125 million	.4875	.2675	.3475
For the next $250 million	.4750	.2550	.3350
For the next $500 million	.4625	.2425	.3225
For the next $1 billion	.4500	.2300	.3100
For net assets over $2 billion	.4250	.2050	.2850

Nuveen Investments	165

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of December 31, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Core Bond	.2000%
Global Total Return Bond	.1767
High Income Bond	.1949
Inflation Protected Securities	.1898
Intermediate Government Bond	.2000
Intermediate Term Bond	.2000
Short Term Bond	.1978
Total Return Bond	.1982

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocations. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

During the period July 1, 2011 through October 30, 2011, the Adviser contractually agreed to waive fees and reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, did not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Class A(1)	.95%	1.10%	.85%	.75%	.85%	.75%	.89%
Class B	1.70	1.85	N/A	N/A	N/A	N/A	1.75
Class C	1.70	1.85	1.60	1.60	1.70	1.60	1.75
Class R3(2)	1.20	1.35	1.10	1.10	N/A	1.10	1.25
Class I	.70	.85	.60	.60	.70	.60	.75
Expiration Date	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012

N/A	– Not applicable.
(1)

–  The Funds’ distributor, Nuveen Securities, LLC, contractually agreed to limit Class A Share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012, for Intermediate Government Bond, Intermediate Term Bond and Short Term Bond.

(2)	– Class R3 Shares of Short Term Bond commenced operations on September 23, 2011.

166	Nuveen Investments

Effective October 31, 2011, the Adviser has contractually agreed to waive fees and/or reimburse other Fund expenses of the following Funds so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed the average daily net assets of any Class of Fund shares in the amounts and for the time periods stated in the following table:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Class A(1)	.95%	1.10%	.85%	.85%	.95%	.85%	.84%
Class B	1.70	1.85	N/A	N/A	N/A	N/A	1.59
Class C	1.70	1.85	1.60	1.60	1.70	1.60	1.59
Class R3	1.20	1.35	1.10	1.10	N/A	1.10	1.09
Class I	.70	.85	.60	.60	.70	.60	.59
Expiration Date	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013

N/A	– Not applicable.
(1)

–  The Funds’ distributor, Nuveen Securities, LLC, contractually agreed to limit Class A Share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012, for Intermediate Government Bond, Intermediate Term Bond and Short Term Bond.

The Adviser has agreed to waive fees and/or reimburse expenses of Global Total Return Bond through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% of the average daily net assets of any class of Fund shares.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntarily reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enable directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2011, Nuveen Securities, LLC. (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities
Sales charges collected	$16,171	$—	$87,012	$49,787
Paid to financial intermediaries	14,291	—	80,065	44,202

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Sales charges collected	$4,357	$8,466	$11,562	$64,007
Paid to financial intermediaries	3,711	6,961	9,398	56,802

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities
Commission advances	$4,743	$—	$46,229	$15,719

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Commission advances	$941	$930	$6,164	$24,322

Nuveen Investments	167

Notes to Financial Statements (Unaudited) (continued)

All 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase were retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the six months ended December 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities
12b-1 fees retained	$8,710	$41	$17,786	$10,074

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
12b-1 fees retained	$529	$2,047	$27,610	$15,984

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2011, as follows:

	Core Bond	Global Total Return Bond	High Income Bond	Inflation Protected Securities
CDSC retained	$1,239	$—	$7,687	$1,541

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
CDSC retained	$2	$477	$5,822	$1,292

At December 31, 2011, Nuveen owned all the Shares of Class A, C, R3 and I of Global Total Return Bond and 2,538 Shares of Class R3 of Short Term Bond.

8. Fund Mergers

During the current fiscal period, the following Nuveen open-end funds were reorganized into the following Funds included in this report as follows (each the “Reorganization” and collectively, the “Reorganizations”):

•	Nuveen High Yield Bond Fund (“High Yield Bond”) into High Income Bond;

•	Nuveen Short Duration Bond Fund (“Short Duration Bond”) into Short Term Bond; and

•	Nuveen Multi-Strategy Core Bond Fund (“Multi-Strategy Core Bond”) into Total Return Bond.

High Yield Bond, Short Duration Bond and Multi-Strategy Core Bond are collectively the “Acquired Funds.” High Income Bond, Short Term Bond and Total Return Bond are collectively the “Acquiring Funds.”

In December of 2010, Nuveen and certain of its affiliates completed a strategic combination with U.S. Bank National Association and its wholly-owned subsidiary, FAF Advisors, Inc., the investment adviser to the First American Funds. Pursuant to this transaction, Nuveen acquired a portion of the investment advisory business of FAF Advisors, Inc., including assets related to the non-money market open-end funds in the First American family of funds. Effective January 1, 2011, these former First American Funds became part of the Nuveen family of funds and were re-branded as Nuveen Funds. As part of its efforts to integrate the portfolio management teams and investment products it offers following the closing of the transaction, Nuveen has recommended a number of reorganizations between funds with similar investment objectives and policies. The reorganization of the Acquired Funds into the Acquiring Funds has been proposed as part of this initiative.

The Nuveen Funds Board of Directors/Trustees (the “Board”) believes that the Reorganizations are in the best interests of each Fund. In approving each Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

•	the similarities and differences in the Funds’ investment objectives and principal investment strategies;

•	the Funds’ relative risks;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds and portfolio managers;

•	the relative fees and expenses of the Funds, including caps on the Funds’ expenses agreed to by the Adviser;

•	the anticipated tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

168	Nuveen Investments

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder services and shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

A special meeting of the Acquired Funds’ shareholders was held on October 28, 2011, for the purpose of voting on the Reorganizations, at which time, each of the Reorganizations was approved. The Reorganizations were consummated at the close of business on November 4, 2011, for Multi-Strategy Core Bond and High Yield Bond and on November 18, 2011, for Short Duration Bond.

Upon consummation of each Fund’s Reorganization, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for the Acquiring Funds’ shares of equal value. The Acquiring Funds’ shares were then distributed to the Acquired Funds’ shareholders and the Acquired Funds were terminated. As a result of the Reorganizations, the Acquired Funds’ shareholders become shareholders of the Acquiring Funds and the Acquired Funds’ shareholders received the Acquiring Funds’ shares with a total value equal to the total value of their Acquired Funds’ shares immediately prior to the closing of their Reorganization.

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization were as follows:

	High Yield Bond	Short Duration Bond	Multi-Strategy Core Bond
Cost of investments	$108,028,051	$153,827,932	$99,647,095
Fair value of investments	103,263,381	152,771,723	101,725,300
Net unrealized appreciation (depreciation) of investments	(4,764,670)	(1,098,793)	2,084,055

For financial statement purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per share immediately before and after the Reorganizations are as follows:

Acquired Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
High Yield Bond
Class A	2,089,814	$35,167,855	$16.83
Class B	82,525	1,387,561	16.81
Class C	2,076,855	34,868,833	16.79
Class R3	9,844	165,597	16.82
Class I	1,979,661	33,281,132	16.81
Short Duration Bond
Class A	3,128,950	$59,925,259	$19.15
Class C	2,393,643	45,914,917	19.18
Class R3	25,826	494,189	19.14
Class I	2,488,562	47,552,148	19.11
Multi-Strategy Core Bond
Class A	1,404,357	$28,166,954	$20.06
Class B	77,141	1,556,581	20.18
Class C	1,061,199	21,334,881	20.10
Class R3	4,128	82,781	20.05
Class I	1,497,612	29,987,500	20.02

Nuveen Investments	169

Notes to Financial Statements (Unaudited) (continued)

Acquiring Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
High Income Bond
Class A	6,020,899	$51,230,447	$8.51
Class B	119,926	1,014,664	8.46
Class C	1,126,860	9,564,452	8.49
Class R3	34,394	298,898	8.69
Class I	48,800,928	415,952,708	8.52
Short Term Bond
Class A	7,472,373	$73,585,597	$9.85
Class C	503,552	4,969,869	9.87
Class R3	2,575	25,370	9.85
Class I	64,885,839	639,136,264	9.85
Total Return Bond
Class A	2,390,123	$25,330,066	$10.60
Class B	92,424	974,333	10.54
Class C	763,287	8,037,331	10.53
Class R3	109,533	1,165,480	10.64
Class I	55,458,511	587,303,762	10.59

Acquiring Funds – Post Reorganizations	Shares Outstanding	Net Assets	NAV per Share
High Income Bond
Class A	10,154,009	$86,398,302	$8.51
Class B	283,925	2,402,225	8.46
Class C	5,235,033	44,433,285	8.49
Class R3	53,449	464,495	8.69
Class I	52,705,553	449,233,840	8.52
Short Term Bond
Class A	13,557,585	$133,510,856	$9.85
Class C	5,155,702	50,884,786	9.87
Class R3	52,725	519,559	9.85
Class I	69,713,374	686,688,412	9.85
Total Return Bond
Class A	5,047,930	$53,497,020	$10.60
Class B	240,079	2,530,914	10.54
Class C	2,789,409	29,372,212	10.53
Class R3	117,313	1,248,261	10.64
Class I	58,290,186	617,291,262	10.59

Assuming the Reorganizations had been completed on July 1, 2011, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the Acquired Funds for the fiscal year ended June 30, 2012, are as follows:

	High Yield Bond	Short Duration Bond	Multi-Strategy Core Bond
Net investment income (loss)	$718,537	$598,060	$299,051
Net realized and unrealized gains (losses)	(5,809,476)	(3,042,240)	(251,390)
Change in net assets resulting from operations	(5,090,939)	(2,444,180)	47,660

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since November 4, 2011, for Multi-Strategy Core Bond and High Yield Bond and since November 18, 2011, for Short Duration Bond.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011 03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/ lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

170	Nuveen Investments

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	171

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Nuveen Global Total Return Bond Fund (the “Fund”), including the Board Members who are not parties to its advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving advisory arrangements for the Fund. At a meeting held on November 14-16, 2011 (the “Meeting”), the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Adviser”), on behalf of the Fund. The Advisor and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

The discussion of the most recent approvals of the advisory agreements for the Nuveen Core Bond Fund, the Nuveen High Income Bond Fund, the Nuveen Inflation Protected Securities Fund, the Nuveen Intermediate Government Bond Fund, the Nuveen Intermediate Term Bond Fund, the Nuveen Short Term Bond Fund and the Nuveen Total Return Bond Fund (the “Total Return Fund”) was included in each such fund’s annual report for the period ending June 30, 2011. The discussion below relates only to the Advisory Agreements for the Fund, which is new.

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Advisor made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the Fund Advisers for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of Nuveen and its affiliates; (d) the extent of any economies of scale; and (e) any benefits derived by the Fund Advisers from the relationship with the Fund.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Advisor and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality and extent of administrative or other non-advisory services to be provided. In this regard, the Advisor is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are

172	Nuveen Investments

necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Adviser.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and established philosophy and process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with the Sub-Adviser’s track record in managing fixed income strategies as well as with the performance records of other Nuveen funds advised by the Advisor and sub-advised by the Sub-Adviser, including the Total Return Fund, which is a domestic-oriented variation of the Fund. In this regard, the Independent Board Members were provided with performance information for the Total Return Fund, including returns for the one-year, three-year, five-year and ten-year periods, and the period since inception, in each case ending September 30, 2011.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds.

The Independent Board Members reviewed, among other things, the management fees and expense ratios of various other unaffiliated funds classified as global income funds. In this regard, the Independent Board Members noted that, for the Fund, the proposed gross management fee is at, and the net expense ratio is slightly below, the medians for this peer set.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Advisor assesses to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees. In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule or fees the Sub-Adviser charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed financial statements as of June 30, 2011 and certain other financial information pertaining to Nuveen. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

Nuveen Investments	173

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each of the Fund Advisers has authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with fixed income securities transactions which are typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

174	Nuveen Investments

Notes

Nuveen Investments	175

Notes

176	Nuveen Investments

Glossary of Terms Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Capital Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and out-standing par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Barclays Capital Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Barclays Capital High-Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, tax-able corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Barclays Capital Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Barclays Capital Intermediate Government/Credit Bond Index: An unmanaged index that measures the performance of U.S. dollar denominated U.S. Treasuries, government-rated and investment grade U.S. corporate fixed-rate, non-convertible securities having $250 million or more of outstanding face value and a remaining maturity of greater than or equal to 1 year and less than 10 years. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Barclays Capital U.S. TIPs Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Barclays Capital 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25 - 30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: A measure of the price sensitivity of a security or fund to changes in prevailing interest rates. The longer the duration, the more price sensitivity to interest rate movements in either direction.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. The Lipper Global Income Funds Classification Average contained 144, 142, 118 and 75 funds during the 6-month, 1-year, 5-year and 10-year periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. The Lipper High Current Yield Funds Classification Average contained 510, 491, 356 and 238 funds during the 6-month, 1-year, 5-year and 10-year periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Intermediate Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate Investment Grade Debt Funds Classification. The Lipper Intermediate Investment Grade Debt Funds Classification Average contained 609, 597, 434 and 293 funds during the 6-month, 1-year, 5-year and 10-year periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Funds Classification. The Lipper Intermediate U.S. Government Funds Classification Average contained 69, 69, 57 and 48 funds during the 6-month, 1-year, 5-year and since inception periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Short-Intermediate Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short-Intermediate Investment Grade Debt Funds Classification. The Lipper Short-Intermediate Investment Grade Debt Funds Classification Average contained 144, 142, 118 and 75 funds during the 6-month, 1-year, 5-year and 10-year periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. The Lipper Short Investment Grade Debt Funds Classification Average contained 256, 254, 191 and 102 funds during the 6-month, 1-year, 5-year and 10-year periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Nuveen Investments	177

Glossary of Terms Used in this Report (continued)

Lipper Treasury Inflation Protected Securities Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Treasury Inflation Protected Securities Funds Classification. The Lipper Treasury Inflation Protected Securities Funds Classification Average contained 171, 163, 111 and 64 funds during the 6-month, 1-year, 5-year and since inception periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

178	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodians

State Street Bank & Trust Company

Boston, MA

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp

Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	179

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FINC-1211D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date March 9, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date March 9, 2012